Exhibit 10.17

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO ACELL, INC. IF PUBLICLY DISCLOSED.

LEASE

MOR GATE LLC,

Landlord,

and

ACELL, INC.,

Tenant

At

6630 Eli Whitney Drive

Columbia, Maryland  21046

i

TABLE OF CONTENTS

(continued)

		Page

37.	EXAMINATION NOT OPTION	19

38.	RECORDATION	19

39.	RIGHT OF FIRST OFFER	19

40.	LIMITATION OF LANDLORD’S LIABILITY	20

EXHIBIT A — FLOOR PLAN DEPICTING THE PREMISES

EXHIBIT A-1 — SITE PLAN

EXHIBIT B — INITIAL ALTERATIONS

EXHIBIT C — COMMENCEMENT DATE MEMORANDUM

EXHIBIT D — RULES AND REGULATIONS

EXHIBIT E —  HVAC UNITS

ii

MULTI TENANT INDUSTRIAL NET LEASE

REFERENCE PAGES

BUILDING:	6630 Eli Whitney Drive Columbia, Maryland 21046
LANDLORD:	MOR Gate LLC
LANDLORD’S ADDRESS:	c/o RREEF 8980 Route 108, Suite C Columbia, MD 21045
WIRE INSTRUCTIONS AND/OR ADDRESS FOR RENT PAYMENT:	MOR Gate LLC Gateway 58-6630 P. O. Box 6233 Hicksville, New York 11802-6233
LEASE REFERENCE DATE:	January 27 , 2015

TENANT:	ACell, Inc., a Delaware corporation

TENANT’S NOTICE ADDRESS:

(a) As of beginning of Term:	6630 Eli Whitney Drive, Suite Number 5 Columbia, Maryland 21046
(b) Prior to beginning of Term (if different):	N/A
PREMISES ADDRESS:	6630 Eli Whitney Drive, Suite Number 5 Columbia, Maryland 21046
PREMISES RENTABLE AREA:	Approximately 9,750 rentable square feet (for outline of Premises see Exhibit A)
USE:	Office, medical device manufacturing, medical research, and all other legally permitted uses related thereto
COMMENCEMENT DATE:	April 1, 2015
TERM OF LEASE:

Approximately eight (8) years, beginning on the Commencement Date and ending on the Termination Date.  The period from the Commencement Date to the last day of the same month is the “Commencement Month.”

TERMINATION DATE:	March 31, 2023

Initials

iii

ANNUAL RENT and MONTHLY INSTALLMENT OF RENT(Article 3):

Period		Rentable Square	Annual Rent				Monthly Installmen
from	through	Footage	Per Square Foot		Annual Rent		of Rent
4/1/2015	3/31/2016	9,750	$	[*]	$	[*]	$	[*]
4/1/2016	3/31/2017	9,750	$	[*]	$	[*]	$	[*]
4/1/2017	3/31/2018	9,750	$	[*]	$	[*]	$	[*]
4/1/2018	3/31/2019	9,750	$	[*]	$	[*]	$	[*]
4/1/2019	3/31/2020	9,750	$	[*]	$	[*]	$	[*]
4/1/2020	3/31/2021	9,750	$	[*]	$	[*]	$	[*]
4/1/2021	3/31/2022	9,750	$	[*]	$	[*]	$	[*]
4/1/2022	3/31/2023	9,750	$	[*]	$	[*]	$	[*]

INITIAL ESTIMATED MONTHLY INSTALLMENT OF RENT ADJUSTMENTS (Article 4)	Taxes $[*] Expenses $[*]

TENANT’S PROPORTIONATE SHARE:	35.24%

SECURITY DEPOSIT:	$[*]

ASSIGNMENT/SUBLETTING FEE	$[*]

REAL ESTATE BROKER DUE COMMISSION:	CBRE, Inc. and Jones Lange LaSalle Brokerage, Inc.

TENANT’S NAICS CODE:

AMORTIZATION RATE:	[*]%

The Reference Pages information is incorporated into and made a part of the Lease.  In the event of any conflict between any Reference Pages information and the Lease, the Lease shall control.  This Lease includes Exhibits A through E, all of which are made a part of this Lease.

LANDLORD:		TENANT:

MOR GATE LLC		ACELL, INC.

By:	/s/ Michael A. Reddy	By:	/s/ Edward O’Brien
	Michael A. Ready	Name:	Edward O’Brien
	Vice President	Title:	CFO
Dated:	1/30 , 2015	Dated:	1-27-15 , 2015

iv

LEASE

By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Building as set forth and described on the Reference Pages. The Premises are depicted on the floor plan attached hereto as Exhibit A, and the Building is depicted on the site plan attached hereto as Exhibit A-1.  The Reference Pages, including all terms defined thereon, are incorporated as part of this Lease.

1.             USE AND RESTRICTIONS ON USE.

1.1          The Premises are to be used solely for the purposes set forth on the Reference Pages.  Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure, annoy, or disturb them, or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose.  Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained.  Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy and shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in the Building or appurtenant land, caused or permitted by, or resulting from the specific use by, Tenant, or in or upon, or in connection with, the Premises, all at Tenant’s sole expense.  Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof without the consent of Landlord which shall not be unreasonably withheld, conditioned or delayed.

1.2          Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees (collectively, the “Tenant Entities”) to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively “Hazardous Materials”) flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively “Environmental Laws”), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or allow the environment to become contaminated with any Hazardous Materials.  Notwithstanding the foregoing, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office, medical device manufacturing and medical research purposes; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment.  Tenant shall protect, defend, indemnify and hold each and all of the Landlord Entities (as defined in Article 30) harmless from and against any and all loss, claims, liability or costs (including court costs and attorney’s fees) incurred by reason of any actual or asserted failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials by Tenant or any Tenant Entity (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision of this Section 1.2.

1.3          Tenant and the Tenant Entities will be entitled to the non-exclusive use of the common areas of the Building as they exist from time to time during the Term and any renewal periods, including the parking facilities, subject to Landlord’s rules and regulations regarding such use.  However, in no event will Tenant or the Tenant Entities park more vehicles in the parking facilities than four (4) spaces per 1,000 rentable square feet of the Premises leased hereunder.  The foregoing shall not be deemed to provide Tenant with an exclusive right to any parking spaces or any guaranty of the availability of any particular parking spaces or any specific number of parking spaces.

1.4          Tenant shall be permitted, at Tenant’s expense, to install Building standard suite entry signage at the Premises, subject to Landlord’s approval of design, size and location, which shall not be unreasonably withheld, conditioned or delayed.  Tenant shall be permitted to retain the current monument signage that is installed at the entrance of the office park.  All such signage shall comply with all applicable governmental and private restrictions and requirements.

1.5          Tenant shall have the right, at no additional rental charge, subject to the conditions set for the below, to locate up to five (5) pieces of Satellite Equipment (as hereafter defined) on the roof of the Building.  “Satellite Equipment” is

1

roof top antennas, roof top satellite dishes and other roof top communication devices reasonably approved by Landlord with such approval not to be unreasonably withheld, conditioned or delayed.  Tenant’s right to so locate the Satellite Equipment is subject to the following conditions:  (a) the location of the Satellite Equipment shall be determined by Landlord, (b) the location, screening, size, and all other aspects of the Satellite Equipment must be approved by Landlord and must comply with all applicable zoning, land use, and other laws, ordinances and requirements and all private restrictions and park covenants, (c) all roof penetrations necessary for the installation of the Satellite Equipment shall be performed, at Landlord’s election, solely by Landlord’s contractor at Tenant’s expense, so long as Landlord’s contractor’s fees and expenses for so doing do not exceed market rates, (d) the Satellite Equipment shall be removed at the expiration of the Term, and (e) Tenant shall (i) maintain Satellite Equipment in good working order, (ii) pay for any repair of any damage to the roof of the Building due to such Satellite Equipment and (iii) indemnify and hold Landlord harmless for any claims or liabilities arising out of the installation, maintenance, use or removal of the Satellite Equipment.

2.             TERM.

2.1          The Term of this Lease shall begin on the Commencement Date and shall terminate on the Termination Date, unless sooner terminated by the provisions of this Lease.  Landlord shall tender possession of the Premises with all the work, if any, to be performed by Landlord pursuant to Exhibit B to this Lease substantially completed.  Tenant shall deliver a punch list of items not completed within thirty (30) days after Landlord tenders possession of the Premises and Landlord agrees to proceed with due diligence to perform its obligations regarding such items.  Tenant shall, at Landlord’s request, execute and deliver a memorandum agreement provided by Landlord in the form of Exhibit C attached hereto, setting forth the actual Commencement Date, Termination Date and, if necessary, a revised rent schedule.  Should Tenant fail to do so within thirty (30) days after Landlord’s written request, the information set forth in such memorandum provided by Landlord shall be conclusively presumed to be agreed and correct.

2.2          Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises on the Commencement Date for any reason, Landlord shall not be liable for any damage resulting from such inability, but Tenant shall not be liable for any rent until the time when Landlord can, after notice to Tenant, deliver possession of the Premises to Tenant.  No such failure to give possession on the Commencement Date shall affect the other obligations of Tenant under this Lease, except that if Landlord is unable to deliver possession of the Premises within [*] after the Commencement Date, Tenant shall have the option to terminate this Lease unless said delay is as a result of: (a) Tenant’s failure to agree to plans and specifications and/or construction cost estimates or bids; (b) Tenant’s request for materials, finishes or installations other than Landlord’s standard except those, if any, that Landlord shall have expressly agreed to furnish without extension of time agreed by Landlord; (c) Tenant’s change in any plans or specifications which was not caused by and is not directly connected with any breach by Landlord of any contractual obligation of Landlord to Tenant; or, (d) performance or completion by a party employed by Tenant (each of the foregoing, a “Tenant Delay”).  If any delay is the result of a Tenant Delay, the Commencement Date and the payment of rent under this Lease shall be accelerated by the number of days of such Tenant Delay.

2.3          Tenant and Tenant’s agents, employees and contractors may enter, use and occupy the Premises prior to the Commencement Date, and such entry, use or occupancy shall be subject to all the provisions of this Lease other than the payment of rent, including, without limitation, Tenant’s compliance with the insurance requirements of Article 11.  Said early possession shall not advance the Termination Date.

2.4          Provided that as of the time of the giving of the Extension Notice (as defined below) and the Commencement Date of the Extension Term, (as defined below) no uncured Event of Default (defined in Section 18 below) exists or would exist but for the passage of time or the giving of notice, or both; then Tenant will have the right to extend the Term of this Lease for two (2) additional terms of five (5) years (each, an “Extension Term”) commencing on the day following the expiration of the Term of this Lease (each, the “Commencement Date of the Extension Term”).  Tenant will give Landlord notice (each, the “Extension Notice”) of its election to extend the Term of this Lease at least 9 months, but not more than 12 months, prior to the scheduled expiration date of the Term of this Lease (the “Notice Period”).  Unless otherwise agreed to by Landlord, if Tenant does not give the Extension Notice during the Notice Period, Tenant’s right to extend the Term of this Lease will automatically terminate.  Time is of the essence as to the giving of each Extension Notice.

The Annual Rent payable by Tenant to Landlord during each Extension Term will be the then prevailing market rate for comparable space at the Building and comparable buildings in the vicinity of the Building, taking into account the size of the Premises, the length of the renewal term, market escalations, market concessions and the credit of Tenant.  The Annual Rent will not be reduced by reason of any costs or expenses saved by Landlord by reason of Landlord’s not having to find a new tenant for the Premises (including, without limitation, brokerage commissions, costs of improvements, rent concessions or lost rental income during any vacancy period).

2

The Annual Rent payable by Tenant to Landlord during each Extension Term will be determined in the following way:

(1)           Landlord and Tenant shall negotiate in good faith, making themselves available for negotiations, and if prior to Tenant’s delivery of the Extension Notice, Tenant and Landlord have previously agreed in writing upon the Annual Rent for the Extension Term, then the Annual Rent shall be as so agreed to by Landlord and Tenant.  If Landlord and Tenant have not previously agreed to the Annual Rent for the Extension Term when Tenant sends Landlord the Extension Notice, then Landlord shall notify Tenant (“Landlord’s Determination Notice”) of Landlord’s determination of Annual Rent within 30 days of Tenant’s Extension Notice.  If Tenant disagrees with Landlord’s determination, Tenant shall notify Landlord (“Tenant’s Notice of Disagreement”) within ten (10) business days after written receipt of Landlord’s written Determination Notice, either (A) revoking and terminating its election for the Extension Term, or (B) requesting that the Annual Rent be determined by the Brokers, pursuant to the procedure set forth below (the “3 Broker Method”).  If Tenant so elects to have the Annual Rent for the Extension Term determined by the 3 Broker Method, then the Annual Rent shall be determined as follows:  Landlord and Tenant shall, within fifteen (15) days of the date on which Tenant’s Notice of Disagreement was given, each appoint a Broker (as hereinafter defined) for the purpose of determining Annual Rent.  A “Broker” shall mean a Maryland real estate broker, duly licensed for a period in excess of ten (10) years and who has at least ten (10) years’ experience in leasing flex buildings in the greater Baltimore area.  In the event that the two (2) Brokers fail to agree as to the Annual Rent within a period of thirty (30) days after the appointment of the second Broker, the two (2) Brokers shall forthwith appoint a third Broker, who shall make a determination of Annual Rent in the manner hereinafter set forth within fifteen (15) days thereafter.  If the two (2) Brokers fail to agree with such third Broker within such fifteen (15) day period, such third Broker shall be appointed by a judge of the state court located in the county in which the Building is located.  Within five (5) days of the appointment of such third Broker, each party shall submit to the third Broker a written report setting forth its determination of Annual Rent, together with such information on comparable rentals or such other evidence as such party shall deem relevant.  The third Broker shall, within three (3) days following the submission of such written reports, render its decision by selecting the determination of Annual Rent submitted by either the Broker selected by Landlord or the Broker selected by Tenant, which in the judgment of the third Broker, most nearly reflects the Annual Rent for the Premises.  It is expressly understood that such third Broker shall have no power or authority to select any Annual Rent other than the Annual Rent submitted by the Broker for Landlord or submitted by the Broker for Tenant.  The decision of such Brokers or third Broker, as the case may be, shall be final and binding upon the parties, and such decision shall be in writing and a copy shall be delivered simultaneously to Landlord and to Tenant.  Tenant may not rescind its Extension Notice for any reason.  If such Brokers fail to deliver their decision as set forth above prior to the expiration of the initial Term of this Lease, Tenant shall pay to Landlord Annual Rent at the rate then in effect on the last day of the then current Term of this Lease until such decision is so delivered.  If the Annual Rent as determined above is in excess of the actual rent paid, Tenant, within five (5) days of demand, shall pay to Landlord the difference between the actual rent paid and the Annual Rent from the Commencement Date of the Extension Term.  Landlord and Tenant shall each be responsible for and shall pay the fee of the Broker appointed by them, and Landlord and Tenant shall share equally in the fee of the third Broker.

Except for the Annual Rent as determined above, Tenant’s occupancy of the Premises during the Extension Term will be on the same terms and conditions (including the payment of Additional Rent) as are in effect immediately prior to the expiration of the initial Term of this Lease.

Landlord will have no obligation to refurbish or otherwise improve the Premises for the Extension Term.  The Premises will be tendered on the Commencement Date of the Extension Term in “as-is” condition.

If the Lease is extended for the Extension Term, Landlord will prepare, and both parties will execute, an amendment to the Lease confirming the extension of the Lease Term and the other provisions applicable thereto (the “Amendment”).

3.             RENT.

3.1          Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first day of each full calendar month during the Term, except that the first full month’s rent shall be paid upon the execution of this Lease.  The Monthly Installment of Rent in effect at any time shall be one-twelfth (1/12) of the Annual Rent in effect at such time.  Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Rent based upon the number of days in such month.  Said rent shall be paid to Landlord, without deduction or offset and without notice or demand, at the Rent Payment Address, as set forth on the Reference Pages, or to such other person or at such other place as Landlord may from time to time designate in writing.  If an Event of Default occurs more than twice in any calendar year, Landlord may require by written notice to Tenant that all subsequent rent payments be made by an automatic payment from Tenant’s bank account to Landlord’s

3

account, without cost to Landlord.  Tenant must implement such automatic payment system prior to the next scheduled rent payment or within [*] days after Landlord’s notice, whichever is later.  Unless specified in this Lease to the contrary, all amounts and sums payable by Tenant to Landlord pursuant to this Lease shall be deemed additional rent.

3.2          Tenant recognizes that late payment of any rent or other sum due under this Lease will result in administrative expense to Landlord, the extent of which additional expense is difficult and impractical to ascertain.  Tenant therefore agrees, that if rent or any other sum is not paid when due and payable pursuant to this Lease, a late charge shall be imposed in an amount equal to the greater of:  [*] or other payment.  The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant’s obligation for each successive month until paid.  [*] The provisions of this Section 3.2 in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Section 3.2 in any way affect Landlord’s remedies pursuant to Article 19 of this Lease in the event said rent or other payment is unpaid after date due.

4.             RENT ADJUSTMENTS.

4.1          For the purpose of this Article 4, the following terms are defined as follows:

4.1.1       Lease Year:  Each calendar year which falls within the Term.

4.1.2       Expenses:  All costs of operation, maintenance, repair, replacement and management of the Building (including the amount of any credits which Landlord may grant to particular tenants of the Building in lieu of providing any standard services or paying any standard costs described in this Section 4.1.2 for similar tenants), as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; insurance charges of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof; utility costs, including, but not limited to, the cost of heat, light, power, steam, gas; waste disposal; the cost of janitorial services; the cost of security and alarm services (including any central station signaling system); costs of cleaning, repairing, replacing and maintaining the common areas, including parking and landscaping, window cleaning costs; labor costs; costs and expenses of managing the Building including management and/or administrative fees; material costs; equipment costs including the cost of maintenance, repair and service agreements and rental and leasing costs; purchase costs of equipment; current rental and leasing costs of items which would be capital items if purchased; tool costs; licenses, permits and inspection fees; wages and salaries; employee benefits and payroll taxes; accounting and legal fees; any sales, use or service taxes incurred in connection therewith. In addition, Landlord shall be entitled to recover, as additional rent (which, along with any other capital expenditures constituting Expenses, Landlord may either include in Expenses or cause to be billed to Tenant along with Expenses and Taxes but as a separate item), Tenant’s Proportionate Share of: (i) an allocable portion of the cost of capital improvement items which are reasonably calculated to reduce operating expenses; (ii) the cost of fire sprinklers and suppression systems and other life safety systems; and (iii) other capital expenses which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time of the Lease; but the costs described in this sentence shall be amortized over the longest, useful life of such expenditures in accordance with such reasonable life and amortization schedules as shall be determined by Landlord  based on available manufacturer’s information, in accordance with generally accepted accounting principles, with interest on the unamortized amount at one percent (1%) in excess of the Wall Street Journal prime lending rate announced from time to time.  Expenses shall not include capital improvements (except for those capital improvements set forth above in subsections (i), (ii) and (iii) of this Section 4.1.2), depreciation or amortization of the Building or equipment in the Building except as provided herein, loan principal payments, costs of alterations of tenants’ premises, leasing commissions, interest expenses on long-term borrowings or advertising costs, or capital improvements (except as specifically listed in subparagraphs (i) through (iii) above of this Section 4.1.2.

4.1.3       Taxes:  Real estate taxes and any other taxes, charges and assessments which are levied with respect to the Building or the land appurtenant to the Building, or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and said land, any payments to any ground lessor in reimbursement of tax payments made by such lessor; and all fees, expenses and costs incurred by Landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year.  Taxes shall not include any corporate franchise, or estate, inheritance or net income tax, or tax imposed upon any transfer by Landlord of its interest in this Lease or the Building or any taxes to be paid by Tenant pursuant to Article 28.

4.2          Tenant shall pay as additional rent for each Lease Year Tenant’s Proportionate Share of Expenses and Taxes incurred for such Lease Year.

4

4.3          The annual determination of Expenses shall be made by Landlord and shall be binding upon Landlord and Tenant, subject to the provisions of this Section 4.3.  During the Term, Tenant may review, at Tenant’s sole cost and expense, the itemized books and records supporting such determination in an office of Landlord, or Landlord’s agent, during normal business hours, upon giving Landlord five (5) days advance written notice within [*] days after receipt of such determination, but in no event more often than once in any one (1) calendar year period, subject to execution of a confidentiality agreement acceptable to Landlord, and provided that if Tenant utilizes an independent accountant to perform such review it shall be one of national standing which is reasonably acceptable to Landlord, is not compensated on a contingency basis and is also subject to such confidentiality agreement.  If Tenant fails to object to Landlord’s determination of Expenses within [*] after receipt, or if any such objection fails to state with specificity the reason for the objection, Tenant shall be deemed to have approved such determination and shall have no further right to object to or contest such determination. In the event that during all or any portion of any Lease Year, the Building is not fully rented and occupied Landlord shall  make an appropriate adjustment in occupancy-related Expenses for such year for the purpose of avoiding distortion of the amount of such Expenses to be attributed to Tenant by reason of variation in total occupancy of the Building, by employing consistent and sound accounting and management principles to determine Expenses that would have been paid or incurred by Landlord had the Building been at least [*] rented and occupied, and the amount so determined shall be deemed to have been Expenses for such Lease Year.

4.4          Prior to the actual determination thereof for a Lease Year, Landlord may from time to time, [*] estimate Tenant’s liability for Expenses and/or Taxes under Section 4.2, Article 6 and Article 28 for the Lease Year or portion thereof.  Landlord will give Tenant written notification of the amount of such estimate and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Lease Year, additional rent in the amount of such estimate.  Any such increased rate of Monthly Installments of Rent pursuant to this Section 4.4 shall remain in effect until further written notification to Tenant pursuant hereto.

4.5          When the above mentioned actual determination of Tenant’s liability for Expenses and/or Taxes is made for any Lease Year and when Tenant is so notified in writing, then:

4.5.1       If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is less than Tenant’s liability for Expenses and/or Taxes, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty (30) days of receipt of Landlord’s itemized bill therefor; and

4.5.2       If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is more than Tenant’s liability for Expenses and/or Taxes, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Article 4, or, if the Lease has terminated, refund the difference in cash.

4.6          If the Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant’s liability for Expenses and Taxes for the Lease Year in which said Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

5.             SECURITY DEPOSIT.  Tenant shall deposit the Security Deposit with Landlord upon the execution of this Lease.  Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord’s damage in case of Tenant’s default.  If Tenant defaults with respect to any provision of this Lease, Landlord may use any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default.  If any portion is so used, Tenant shall within five (5) days after written demand therefor, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant’s failure to do so shall be a material breach of this Lease.  Except to such extent, if any, as shall be required by law, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit.  If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at such time after termination of this Lease when Landlord shall have determined that all of Tenant’s obligations under this Lease have been fulfilled; however, in no event more than sixty (60) days after termination of the Lease.

5

6.             ALTERATIONS.

6.1          Except for those, if any, specifically provided for in Exhibit B to this Lease, Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 7, without the prior written consent of Landlord.  When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements. Landlord’s consent shall not be unreasonably withheld with respect to alterations which (i) are not structural in nature, (ii) are not visible from the exterior of the Building, (iii) do not affect or require modification of the Building’s electrical, mechanical, plumbing or other systems (exclusive of the HVAC systems) , and (iv) in aggregate do not cost more than $[*] per rentable square foot of that portion of the Premises affected by the alterations in question.

6.2          In the event Landlord consents to the making of any such alteration, addition or improvement by Tenant, the same shall be made [*] by using either Landlord’s contractor or a contractor reasonably approved by Landlord, in either event at Tenant’s sole cost and expense.  If Tenant shall employ any contractor other than Landlord’s contractor and such other contractor or any subcontractor of such other contractor shall employ any non-union labor or supplier, Tenant shall be responsible for and hold Landlord harmless from any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor unions concerning the wage, hours, terms or conditions of the employment of any such labor.  With respect to alterations to be made by Tenant to the Premises, Landlord may charge Tenant third-party costs actually incurred by Landlord in connection with the proposed work and the design thereof, with all such amounts being due [*] after Landlord’s demand.  In the event that, at Tenant’s request, Landlord serves as the construction manager for any alterations to the Premises, then Landlord may charge Tenant a construction management fee (“CM Fee”) not to exceed [*] of the cost of such work, to cover its overhead as it relates to such proposed work with such CM Fee payable by Tenant to Landlord within [*] days after billing of same.  No CM Fee shall be assessed by Landlord on cosmetic alterations, such as paint and carpet.

6.3          All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations, using Building standard materials where applicable, and Tenant shall, prior to construction, provide the additional insurance required under Article 11 in such case, and also all such assurances to Landlord as Landlord shall reasonably require to assure payment of the costs thereof, including but not limited to, notices of non-responsibility, waivers of lien, surety company performance bonds and funded construction escrows and to protect Landlord and the Building and appurtenant land against any loss from any mechanic’s, materialmen’s or other liens.  Tenant shall pay in addition to any sums due pursuant to Article 4, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable; at Landlord’s election said sums shall be paid in the same way as sums due under Article 4.

7.             REPAIR.

7.1          Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except as specified in Exhibit B if attached to this Lease and except that Landlord shall repair and maintain the structural portions of the roof, foundation and walls of the Building.  By taking possession of the Premises, Tenant accepts them as being in good order, condition and repair and in the condition in which Landlord is obligated to deliver them.  It is hereby understood and agreed that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically set forth in this Lease.  Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant.

7.2          Tenant shall at its own cost and expense keep and maintain all parts of the Premises and improvements as are within the exclusive control of Tenant in good condition, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original (including, but not limited to, repair and replacement of all fixtures installed by Tenant, water heaters serving the Premises, windows, glass and plate glass, doors, skylights, interior walls and finish work, floors and floor coverings, heating and air conditioning systems serving the Premises (except as provided in Section 7.4(b) below), electrical systems and fixtures, sprinkler systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, and performance of regular removal of trash and debris).  Tenant as part of its obligations hereunder shall keep the Premises in a clean and sanitary condition.  Tenant will, as far as possible keep all such parts of the Premises from deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this Lease in any way Tenant will yield up the Premises to Landlord in good condition and repair, loss by fire or other casualty excepted (but not excepting any damage to glass).  Tenant shall, at its own cost and expense, repair any damage to the Premises or the Building resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, employees, contractors, invitees, or any other person entering upon the Premises as a result of Tenant’s business activities or caused by Tenant’s default hereunder.

6

7.3          Except as provided in Article 22, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment in the Building, provided that Landlord shall comply with all terms of Section 17.1 of this Lease when entering the Premises to make any repairs, replacements or improvements to the Premises or Building.  Except to the extent, if any, prohibited by law, Tenant waives the right to make repairs at Landlord’s expense under any law, statute or ordinance now or hereafter in effect.

7.4          (a)           Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord for servicing all heating and air conditioning systems and equipment serving the Premises (and [*] a copy thereof shall be furnished to Landlord).  The service contract must include all services suggested by the equipment manufacturer in the operation/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possession of the Premises. Should Tenant fail to do so, Landlord may, upon notice to Tenant, enter into such a maintenance/ service contract on behalf of Tenant or perform the work and in either case, charge Tenant the cost thereof along with a reasonable amount for Landlord’s overhead.

(b)           Landlord shall make all repairs and replacements, not otherwise covered by Tenant’s maintenance/service contract,  to those HVAC units serving the Premises which are  listed on Exhibit E attached hereto and any replacements of such HVAC units listed in Exhibit E attached hereto, at Landlord’s sole cost and expense when in the opinion of Landlord’s independent licensed HVAC contractor, reasonably exercised, such repair or replacement is necessary, so long as Tenant has continuously complied with Section 7.4(a) of this Lease, and further, that the need for such repair or replacement does not arise from Tenant’s negligence, abuse or misuse.  Tenant shall be solely responsible for the repair and replacement of any HVAC units serving the Premises which are not (i) listed on  Exhibit E attached hereto, or (ii) replacements of the HVAC units listed on Exhibit E attached hereto.

8.             LIENS.  Tenant shall keep the Premises, the Building and appurtenant land and Tenant’s leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant.  In the event that Tenant fails, within ten (10) days following the imposition of any such lien, to either cause the same to be released of record or provide Landlord with insurance against the same issued by a major title insurance company or such other protection against the same as Landlord shall accept (such failure to constitute an Event of Default), Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien.  All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be payable to it by Tenant within five (5) days of Landlord’s demand.

9.             ASSIGNMENT AND SUBLETTING.

9.1          Except as otherwise provided in this Section 9, Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, and shall not make, suffer or permit such assignment, subleasing or occupancy without the prior written consent of Landlord, such consent not to be unreasonably withheld, conditioned or delayed, and said restrictions shall be binding upon any and all assignees of the Lease and subtenants of the Premises.  In the event Tenant desires to sublet, or permit such occupancy of, the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least [*] days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial information of the proposed subtenant or assignee.

9.2          Notwithstanding any assignment or subletting, permitted or otherwise, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent specified in this Lease and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease.  Upon the occurrence of an Event of Default, if the Premises or any part of them are then assigned or sublet, Landlord, in addition to any other remedies provided in this Lease or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant’s obligations under this Lease.

9.3          In the event that Tenant sells, sublets, assigns or transfers this Lease other than as part of an Affiliated Transaction (as defined in Section 9.7 below), Tenant shall pay to Landlord as additional rent an amount equal to [*] of any Increased Rent (as defined below), less the Costs Component (as defined below), when and as such Increased Rent is received by Tenant.  As used in this Section, “Increased Rent” shall mean the excess of (i) all rent and other consideration which Tenant is entitled to receive by reason of any sale, sublease, assignment or other transfer of this Lease, over (ii) the

7

rent otherwise payable by Tenant under this Lease at such time.  For purposes of the foregoing, any consideration received by Tenant in form other than cash shall be valued at its fair market value as determined by Landlord in good faith.  The “Costs Component” is that amount which, if paid monthly, would fully amortize on a straight-line basis, over the entire period for which Tenant is to receive Increased Rent, the reasonable costs incurred by Tenant for leasing commissions and tenant improvements in connection with such sublease, assignment or other transfer.

9.4          Notwithstanding any other provision hereof, it shall be considered reasonable for Landlord to withhold its consent to any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant’s notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any uncured default of Tenant or matter which will become a default of Tenant with passage of time unless cured, or if the proposed assignee or sublessee is an entity:  (a) with which Landlord is already in negotiation; (b) is already an occupant of the Building unless Landlord is unable to provide the amount of space required by such occupant; (c) is a governmental agency; (d) is incompatible with the character of occupancy of the  Building; (e) would subject the Premises to a use which would (i) violate any exclusive right granted to another tenant of the Building; (ii) require any addition to or modification of the Premises or the Building in order to comply with building code or other governmental requirements; or, (iii) involve a violation of Section 1.2.  Tenant expressly agrees that for the purposes of any statutory or other requirement of reasonableness on the part of Landlord, Landlord’s refusal to consent to any assignment or sublease for any of the reasons described in this Section 9.4 (a) through (e) shall be conclusively deemed to be reasonable.

9.5          Upon any request to assign or sublet, Tenant will pay to Landlord the Assignment/Subletting Fee plus, on demand, a sum equal to all of Landlord’s reasonable incurred costs, including reasonable attorney’s fees, incurred in investigating and considering any proposed or purported assignment or pledge of this Lease or sublease of any of the Premises, regardless of whether Landlord shall consent to, refuse consent, or determine that Landlord’s consent is not required for, such assignment, pledge or sublease.  Any purported sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article 9 shall be void.

9.6          Except as expressly provided below in Section 9.7, if Tenant is a corporation, limited liability company, partnership or trust, any transfer or transfers of or change or changes within any twelve (12) month period in the number of the outstanding voting shares of the corporation or limited liability company, the general partnership interests in the partnership or the identity of the persons or entities controlling the activities of such partnership or trust resulting in the persons or entities owning or controlling a majority of such shares, partnership interests or activities of such partnership or trust at the beginning of such period no longer having such ownership or control shall be regarded as equivalent to an assignment of this Lease to the persons or entities acquiring such ownership or control and shall be subject to all the provisions of this Article 9 to the same extent and for all intents and purposes as though such an assignment.

9.7          Notwithstanding the terms of Section 9.6 or any other provision of this Section 9, Tenant, without Landlord’s prior written consent thereto (but upon notice to Landlord, and subject to the further terms and conditions hereinafter set forth), shall have the right to assign this Lease or sublease the Premises to a subsidiary or affiliate corporation or subsidiary or affiliate business entity (an “Affiliated Transaction”), provided that:  (i) as to an assignment of this Lease, the successor entity (“Successor”) shall have effectively assumed all of Tenant’s obligations and liabilities, including those under this Lease, by operation of law, or by appropriate instrument of assignment or sublease; (ii) Tenant originally named herein shall remain liable and responsible for the observance and performance of all the terms and conditions of this Lease for the balance of the Term; (iii) Successor shall use the Premises solely for the Uses permitted hereunder; (iv) Successor shall have a net worth which is equal [*]; and (v) a complete and accurate copy of all instruments of assignment/sublease is to be delivered to Landlord not later than thirty (30) days after the effective date thereof.

10.          INDEMNIFICATION.  None of the Landlord Entities shall be liable and Tenant hereby waives all claims against them for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft), except to the extent caused by or arising from the gross negligence or willful misconduct of Landlord or its agents, employees or contractors.  Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and reasonable attorney’s fees) incurred by reason of (a) any damage to any property or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault, or omission by or of Tenant or any Tenant Entity to meet any standards imposed by any duty with respect to the injury or damage; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises; (c) Tenant’s failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy; or (d) any

8

breach or default on the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease.  The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

Landlord shall protect, indemnify and hold Tenant and the Tenant Entities harmless from and against any and all loss, claims, liability or costs (including court costs and reasonable attorney’s fees) incurred by reason of any damage to any property or any injury (including, but not limited to, death) to any person occurring in, on or about the Premises or Building to the extent that such injury or damage shall be caused by or arise from Landlord’s gross negligence or willful misconduct.  The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

11.          INSURANCE.

11.1        Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000,000 per occurrence and not less than $2,000,000 in the annual aggregate, or such larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) Worker’s Compensation Laws with limits as required by statute and Employers Liability with limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease—each employee; (d) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant’s alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured; and, (e) Business Interruption Insurance with limit of liability representing loss of at least approximately six (6) months of income.

11.2        The aforesaid policies shall (a) be provided at Tenant’s expense; (b) name the Landlord Entities as additional insureds (General Liability) and loss payee (Property—Special Form); (c) be issued by an insurance company with a minimum Best’s rating of “A-:VII” during the Term; and (d) provide that said insurance shall not be canceled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; a certificate of Liability insurance on ACORD Form 25 and a certificate of Property insurance on ACORD Form 27 shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

11.3        Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises (“Work”) the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

12.          WAIVER OF SUBROGATION.  [*] Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies.  Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

13.          SERVICES AND UTILITIES.  Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler system charges and other utilities and services used on or from the Premises, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities.  Tenant shall furnish all electric light bulbs, tubes and ballasts, battery packs for emergency lighting and fire extinguishers.  If any such services are not separately metered to Tenant, Tenant shall pay such proportion of all charges jointly metered with other premises as determined by Landlord to be reasonable.  Any such charges paid by Landlord and assessed against Tenant shall be immediately payable to Landlord on demand and shall be additional rent hereunder.  Tenant will not, without the written consent of Landlord, contract with a utility provider to service the Premises with any utility, including, but not limited to, telecommunications, electricity, water, sewer or gas, which is not previously providing such service to other tenants in the Building.  Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises.

14.          HOLDING OVER.  Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate (“Holdover Rate”) which shall be the Applicable Percentage (defined below) of the amount of the Annual Rent for the last period prior to the date of such termination plus all

9

Rent Adjustments under Article 4, prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention.  If Landlord gives notice to Tenant of Landlord’s election to such effect, such holding over shall constitute renewal of this Lease for a period from month to month at the Holdover Rate, but if the Landlord does not so elect, no such renewal shall result notwithstanding acceptance by Landlord of any sums due hereunder after such termination; and instead, a tenancy at sufferance at the Holdover Rate shall be deemed to have been created.  In any event, no provision of this Article 14 shall be deemed to waive Landlord’s right of reentry or any other right under this Lease or at law.

The “Applicable Percentage” shall be [*].

15.          SUBORDINATION.  Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord’s interest or estate in the Building, or any ground or underlying lease; provided, however, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant’s interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument.  Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver within ten (10) days of Landlord’s request such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord [*].

Upon Landlord’s receipt of Tenant’s written request, Landlord shall use commercially reasonable efforts to obtain a customary subordination, attornment and non-disturbance agreement, that recognizes this Lease (“SNDA”) from the holder of any mortgage or deed of trust encumbering the Building, provided that (a) Tenant shall pay all fees, charges and legal fees of the lender [*] in connection with the SNDA, and (b) Landlord shall not be liable to Tenant in any manner for its failure to obtain such SNDA.

Landlord hereby represents and warrants to Tenant that, as of the Lease Reference Date, the Premises are not subject to any ground lease or mortgage.

The subordination and attornment provisions set forth above in this Section 15 are subject, however, to the express condition that so long as Tenant is not in default in its obligations hereunder beyond applicable grace periods, (i) Tenant will not be made a party in any action or proceeding by any Lender (as defined below) or senior party in interest to recover possession of the Building and/or the Premises or to the foreclosure of any mortgage, (ii) Tenant’s possession of the Premises shall not be disturbed, and (iii) this Lease shall not be cancelled or terminated and shall continue in full force and effect upon any foreclosure under a Mortgage or recovery of possession (a “Foreclosure”) upon all of the terms and conditions set forth in this Lease, provided that following a Foreclosure, Lender shall not be (A) liable for any act or omission of Landlord, except for defaults relating to the physical condition of the Premises that are of an ongoing or continuing nature of which Lender has received written notice and has failed to cure within the applicable cure period, (B) liable to refund to Tenant any security deposit which Tenant shall have paid to Landlord, unless such security deposit has been delivered to Lender; or (C) bound by any rent or additional rent which Tenant might have paid for more than the current month to Landlord; or (D) bound by any amendment or modification of the Lease made without Lender’s prior written consent; or (E) subject to any rent offsets or other offsets or defenses which Tenant might have against the Landlord; or (F) liable for consequential damages.  The term “mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the “holder” of a mortgage or a “Lender” shall be deemed to mean and include the beneficiary under a mortgage or deed of trust and any successor owner of the Building pursuant to a Foreclosure.

16.          RULES AND REGULATIONS.  Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit D to this Lease and all reasonable and non-discriminatory modifications of and additions to them from time to time put into effect by Landlord.  Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations, but shall enforce the rules and regulations in a non-discriminatory manner. Tenant may, to the extent permitted under Maryland law, enforce the rules and regulations against other tenants and occupants of the Building following consultation with Landlord and attempts to reach a reasonable resolution with such other tenant or occupant.

17.          REENTRY BY LANDLORD.

17.1        Landlord reserves and shall at all times have the right, upon 24 hours’ notice and with an escort of Tenant (except in the case of an emergency, in which event no such prior notice or escort shall be required) to re-enter the Premises to inspect the same, to show said Premises to prospective purchasers, mortgagees or, within the last 6 months of the Term, tenants, and with advance notice and coordination of Tenant to alter, improve or repair the Premises and any portion of the

10

Building, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any wall, ceiling or floor in and through the Building and Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with or interrupted unreasonably.  Landlord shall follow all reasonable instructions and guidelines of Tenant in connection with any such re-entry, including without limitation, Tenant’s guidelines and rules with respect to accessing cleanrooms, laboratory space, manufacturing space and other similar areas.  Landlord shall have the right at any time to change the arrangement and/or locations of entrances, or passageways, doors and doorways, and corridors, windows, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known.  In the event that Landlord damages any portion of any wall or wall covering, ceiling, or floor or floor covering within the Premises, Landlord shall repair or replace the damaged portion to match the original as nearly as commercially reasonable but shall not be required to repair or replace more than the portion actually damaged. Tenant hereby waives any claim for damages for any inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by any action of Landlord authorized by this Article 17.

17.2        For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant’s vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises.  As to any portion to which access cannot be had by means of a key or keys in Landlord’s possession, Landlord is authorized in the event of an emergency to gain access by such means as Landlord shall elect and the cost of repairing any damage occurring in doing so shall be borne by Tenant and paid to Landlord within five (5) days of Landlord’s demand.

18.          DEFAULT.

18.1        Except as otherwise provided in Article 20, the following events shall be deemed to be Events of Default under this Lease:

18.1.1     Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by this Lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of five (5) business days after written notice that such payment was not made when due.

18.1.2     Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within [*] days (forthwith, if the failure involves a hazardous condition) after written notice of such failure to Tenant provided, however, that such failure shall not be an event of default if such failure could not reasonably be cured during such [*] period, Tenant has commenced the cure within such [*] period and thereafter is diligently pursuing such cure to completion, but the total aggregate cure period shall not exceed ninety (90) days.

18.1.3     Unless agreed to by Landlord, Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant’s right to possession only.

18.1.4     Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof.

18.1.5     A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of entry thereof.

18.1.6.      If prior to the Commencement Date, Tenant defaults under its sublease or other occupancy agreement pursuant to which Tenant occupies the Premises (the “Sublease”), and such default continues past all applicable

11

notice or grace periods, or if Tenant’s occupancy of the Premises is terminated under such Sublease, or Tenant abandons the Premises.

19.          REMEDIES.

19.1        Except as otherwise provided in Article 20, upon the occurrence of any of the Events of Default described or referred to in Article 18, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever, concurrently or consecutively and not alternatively:

19.1.1     Landlord may, at its election, terminate this Lease or terminate Tenant’s right to possession only, without terminating the Lease.

19.1.2     Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant’s right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and to repossess Landlord of the Premises as of Landlord’s former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove Tenant’s signs and other evidence of tenancy and all other property of Tenant therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant waiving any right to claim damages for such re-entry and expulsion, and without relinquishing Landlord’s right to rent or any other right given to Landlord under this Lease or by operation of law.

19.1.3     Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent under this Lease, and other sums due and payable by Tenant on the date of termination, plus as liquidated damages and not as a penalty, an amount equal to the sum of:  (a) an amount equal to the then present value of the rent reserved in this Lease for the residue of the stated Term of this Lease including any amounts treated as additional rent under this Lease and all other sums provided in this Lease to be paid by Tenant, minus the fair rental value of the Premises for such residue; (b) the value of the time and expense necessary to obtain a replacement tenant or tenants, and the estimated expenses described in Section 19.1.4 relating to recovery of the Premises, preparation for reletting and for reletting itself; and (c) the cost of performing any other covenants which would have otherwise been performed by Tenant.

19.1.4     Upon any termination of Tenant’s right to possession only without termination of the Lease:

19.1.4.1 Neither such termination of Tenant’s right to possession nor Landlord’s taking and holding possession thereof as provided in Section 19.1.2 shall terminate the Lease or release Tenant, in whole or in part, from any obligation, including Tenant’s obligation to pay the rent, including any amounts treated as additional rent, under this Lease for the full Term, and if Landlord so elects Tenant shall continue to pay to Landlord the entire amount of the rent as and when it becomes due, including any amounts treated as additional rent under this Lease, for the remainder of the Term plus any other sums provided in this Lease to be paid by Tenant for the remainder of the Term.

19.1.4.2 Landlord shall use commercially reasonable efforts to relet the Premises or portions thereof to the extent required by applicable law.  Landlord and Tenant agree that nevertheless Landlord shall at most be required to use only the same efforts Landlord then uses to lease premises in the Building generally and that in any case that Landlord shall not be required to give any preference or priority to the showing or leasing of the Premises or portions thereof over any other space that Landlord may be leasing or have available and may place a suitable prospective tenant in any such other space regardless of when such other space becomes available and that Landlord shall have the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet only a portion of the Premises, or a portion of the Premises or the entire Premises as a part of a larger area, and the right to change the character or use of the Premises.  In connection with or in preparation for any reletting, Landlord may, but shall not be required to, make repairs, alterations and additions in or to the Premises and redecorate the same to the extent Landlord reasonably deems necessary or desirable, and Tenant shall pay the cost thereof, together with Landlord’s reasonable expenses of reletting, including, without limitation, any commission incurred by Landlord, within five (5) days of Landlord’s demand.  Landlord shall not be required to observe any instruction given by Tenant about any reletting or accept any tenant offered by Tenant unless such offered tenant has a credit-worthiness acceptable to Landlord and leases the entire Premises upon terms and conditions including a rate of rent (after giving effect to all expenditures by Landlord for tenant improvements, broker’s commissions and other leasing costs) all no less favorable to Landlord than as called for in this Lease, nor shall Landlord be required to make or permit any assignment or sublease for more than the current term or which Landlord would not be required to permit under the provisions of Article 9.

12

19.1.4.3 Until such time as Landlord shall elect to terminate the Lease and shall thereupon be entitled to recover the amounts specified in such case in Section 19.1.3, Tenant shall pay to Landlord upon demand the full amount of all rent, including any amounts treated as additional rent under this Lease and other sums reserved in this Lease for the remaining Term, together with the costs of repairs, alterations, additions, redecorating and Landlord’s expenses of reletting and the collection of the rent accruing therefrom (including reasonable attorney’s fees and broker’s commissions), as the same shall then be due or become due from time to time, less only such consideration as Landlord may have received from any reletting of the Premises; and Tenant agrees that Landlord may file suits from time to time to recover any sums falling due under this Article 19 as they become due.  Any proceeds of reletting by Landlord in excess of the amount then owed by Tenant to Landlord from time to time shall be credited against Tenant’s future obligations under this Lease but shall not otherwise be refunded to Tenant or inure to Tenant’s benefit.

19.2        Upon the occurrence of an Event of Default, Landlord may (but shall not be obligated to) cure such default at Tenant’s sole expense.  Without limiting the generality of the foregoing, Landlord may, at Landlord’s option, enter into and upon the Premises if Landlord determines in its reasonable discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible under this Lease or to otherwise effect compliance with its obligations under this Lease and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant’s business resulting therefrom and Tenant agrees to reimburse Landlord within five (5) days of Landlord’s demand as additional rent, for any reasonable expenses which Landlord may incur in thus effecting compliance with Tenant’s obligations under this Lease, plus interest from the date of expenditure by Landlord at the Wall Street Journal prime rate.

19.3        Tenant understands and agrees that in entering into this Lease, Landlord is relying upon receipt of all the Annual and Monthly Installments of Rent to become due with respect to all the Premises originally leased hereunder over the full Initial Term of this Lease for amortization, including interest at the Amortization Rate.  For purposes hereof, the “Concession Amount” shall be defined as the aggregate of all amounts forgone or expended by Landlord as free rent under the Lease, under Exhibit B hereof for construction allowances, including the “Landlord’s Allowance” (excluding therefrom any amounts expended by Landlord for Landlord’s Work, as defined in Exhibit B), and for brokers’ commissions payable by reason of this Lease.  Accordingly, Tenant agrees that if this Lease or Tenant’s right to possession of the Premises leased hereunder shall be terminated as of any date (“Default Termination Date”) prior to the expiration of the full Initial Term hereof by reason of a default of Tenant, there shall be due and owing to Landlord as of the day prior to the Default Termination Date, as rent in addition to all other amounts owed by Tenant as of such Date, the amount (“Unamortized Amount”) of the Concession Amount determined as set forth below; provided, however, that in the event that such amounts are recovered by Landlord pursuant to any other provision of this Article 19, Landlord agrees that it shall not attempt to recover such amounts pursuant to this Paragraph 19.3.  For the purposes hereof, the Unamortized Amount shall be determined in the same manner as the remaining principal balance of a mortgage with interest at the Amortization Rate payable in level payments over the same length of time as from the effectuation of the Concession concerned to the end of the full Initial Term of this Lease would be determined.  The foregoing provisions shall also apply to and upon any reduction of space in the Premises, as though such reduction were a termination for Tenant’s default, except that (i) the Unamortized Amount shall be reduced by any amounts paid by Tenant to Landlord to effectuate such reduction and (ii) the manner of application shall be that the Unamortized Amount shall first be determined as though for a full termination as of the Effective Date of the elimination of the portion, but then the amount so determined shall be multiplied by the fraction of which the numerator is the rentable square footage of the eliminated portion and the denominator is the rentable square footage of the Premises originally leased hereunder; and the amount thus obtained shall be the Unamortized Amount.

19.4        If, on account of any breach or default by Tenant in Tenant’s obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney or collection agency concerning or to enforce or defend any of Landlord’s rights or remedies arising under this Lease or to collect any sums due from Tenant, Tenant agrees to pay all costs and fees so incurred by Landlord, including, without limitation, reasonable attorneys’ fees and costs.  TENANT EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY.

19.5        Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease.

19.6        No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid, unless in writing signed by Landlord.  No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other

13

violation or breach of any of the terms, provisions and covenants contained in this Lease.  Landlord’s acceptance of the payment of rental or other payments after the occurrence of an Event of Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing.  Forbearance by Landlord in enforcing one or more of the remedies provided in this Lease upon an Event of Default shall not be deemed or construed to constitute a waiver of such Default or of Landlord’s right to enforce any such remedies with respect to such Default or any subsequent Default.

19.7        To secure the payment of all rentals and other sums of money becoming due from Tenant under this Lease, Landlord shall have and Tenant grants to Landlord a first lien upon the leasehold interest of Tenant under this Lease, which lien may be enforced in equity, and a continuing security interest upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord under this Lease shall first have been paid and discharged.  Upon the occurrence of an Event of Default, Landlord shall have, in addition to any other remedies provided in this Lease or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Section 19.7 at public or private sale upon five (5) days’ notice to Tenant.  Tenant shall execute all such financing statements and other instruments as shall be deemed necessary or desirable in Landlord’s discretion to perfect the security interest hereby created.

19.8        Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed and/or stored, as the case may be, by or at the direction of Landlord but at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof.  Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord’s possession or under Landlord’s control.  Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord’s option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

19.9        If more than one (1) Event of Default occurs during the Term or any renewal thereof, Tenant’s renewal options, expansion options, purchase options and rights of first offer and/or refusal, if any are provided for in this Lease, shall be null and void.

20.          TENANT’S BANKRUPTCY OR INSOLVENCY.

20.1        If at any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a “Debtor’s Law”):

20.1.1     Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant’s assets (each a “Tenant’s Representative”) shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor’s Law.  Without limitation of the generality of the foregoing, any right of any Tenant’s Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

20.1.1.1 Such Debtor’s Law shall provide to Tenant’s Representative a right of assumption of this Lease which Tenant’s Representative shall have timely exercised and Tenant’s Representative shall have fully cured any default of Tenant under this Lease.

20.1.1.2 Tenant’s Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the larger of: (a) three (3) months’ rent and other monetary charges accruing under this Lease; and (b) any sum specified in Article 5; and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease.  Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant’s Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant’s Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant’s obligations under this Lease.

14

20.1.1.3 The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.

20.1.1.4 Landlord shall have, or would have had absent the Debtor’s Law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

21.          QUIET ENJOYMENT.  Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease.  Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

22.          CASUALTY

22.1        In the event the Premises or the Building are damaged by fire or other cause and in Landlord’s reasonable estimation such damage can be materially restored within one hundred eighty (180) days, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in rent from the date of such damage.  Such abatement of rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time.  Within forty-five (45) days from the date of such damage, Landlord shall notify Tenant, in writing, of Landlord’s reasonable estimation of the length of time within which material restoration can be made, and Landlord’s determination shall be binding on Tenant.  For purposes of this Lease, the Building or Premises shall be deemed “materially restored” if they are in such condition as would not prevent or materially interfere with Tenant’s use of the Premises for the purpose for which it was being used immediately before such damage.

22.2        If such repairs cannot, in Landlord’s reasonable estimation, be made within one hundred eighty (180) days, Landlord and Tenant shall each have the option of giving the other, at any time within [*] days after such damage, notice terminating this Lease as of the date of such damage.  In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term.  In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent hereunder shall be proportionately abated as provided in Section 22.1.

22.3        Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any panelings, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises by, or belonging to, Tenant.  Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

22.4        In the event that Landlord should fail to complete such repairs and material restoration within sixty (60) days after the date estimated by Landlord therefor as extended by this Section 22.4, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, within fifteen (15) days after the expiration of said period of time, whereupon the Lease shall end on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in this Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, Acts of God, war, or other natural causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

22.5        Notwithstanding anything to the contrary contained in this Article:  (a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article 22 occur during the last twelve (12) months of the Term or any extension thereof, but if Landlord determines not to repair such damages Landlord shall notify Tenant and if such damages shall render any material portion of the Premises untenantable Tenant shall have the right to terminate this Lease by notice to Landlord within fifteen (15) days after receipt of Landlord’s notice; and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Building requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15)

15

days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Term.

22.6        In the event of any damage or destruction to the Building or Premises by any peril covered by the provisions of this Article 22, it shall be Tenant’s responsibility to properly secure the Premises and upon notice from Landlord to remove forthwith, at its sole cost and expense, such portion of all of the property belonging to Tenant or its licensees from such portion or all of the Building or Premises as Landlord shall request.

23.          EMINENT DOMAIN.  If all or any substantial part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu of such appropriation, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease, except that Tenant may only terminate this Lease by reason of taking or appropriation, if such taking or appropriation shall be so substantial as to materially interfere with Tenant’s use and occupancy of the Premises.  If neither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a fair and equitable basis under the circumstances.  In addition to the rights of Landlord above, if any substantial part of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease.  Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant’s trade fixtures and moving expenses; Tenant shall make no claim for the value of any unexpired Term.

24.          SALE BY LANDLORD.  In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in this Lease in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease.  Except as set forth in this Article 24, this Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee.  If any Security Deposit has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, and Landlord transfers said Security Deposit to the purchaser of the Building, then in such case, Landlord shall be discharged from any further liability with regard to said Security Deposit.

25.          ESTOPPEL CERTIFICATES.  Within ten (10) business days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or mortgagee or prospective mortgagee a sworn statement certifying:  (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant’s statement; and (e) such other matters as may be reasonably requested by Landlord and that are accurate and truthful.  Landlord and Tenant intend that any statement delivered pursuant to this Article 25 may be relied upon by any mortgagee, beneficiary or purchaser, and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate.  Tenant irrevocably agrees that if Tenant fails to execute and deliver such sworn statement within such ten (10) business day period Landlord or Landlord’s beneficiary or agent may execute and deliver such sworn statement on Tenant’s behalf, and that such certificate shall be fully binding on Tenant.

26.          SURRENDER OF PREMISES.

26.1        Tenant agrees to arrange to meet Landlord for two (2) joint inspections of the Premises, the first to occur at least thirty (30) days (but no more than sixty (60) days) before the last day of the Term, and the second to occur not later than forty-eight (48) hours after Tenant has vacated the Premises.  In the event of Tenant’s failure to participate in either such inspection, Landlord’s inspection at or after Tenant’s vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant’s responsibility for repairs and restoration.

26.2        All alterations, additions, and improvements in, on, or to the Premises made or installed by or for Tenant, including, without limitation, carpeting (collectively, “Alterations”), shall be and remain the property of Tenant during the Term.  Upon the expiration or sooner termination of the Term, all Alterations shall become a part of the realty and shall belong to Landlord without compensation, and title shall pass to Landlord under this Lease as by a bill of sale.  At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all Alterations by whomsoever made, in the same conditions received or first

16

installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or other casualty.  Notwithstanding the foregoing, if Landlord elects by notice given to Tenant at least ten (10) days prior to expiration of the Term, Tenant shall, at Tenant’s sole cost, remove any Alterations made after the Lease Reference Date, [*] as defined below, so designated by Landlord’s notice, including all laboratory space build-out and Alterations, and repair any damage caused by such removal.  Tenant must, at Tenant’s sole cost, remove upon termination of this Lease, any and all of Tenant’s furniture, furnishings, equipment, movable partitions of less than full height from floor to ceiling and other trade fixtures and personal property, as well as all data/telecommunications cabling and wiring installed by or on behalf of Tenant, whether inside walls, under any raised floor or above any ceiling (collectively, “Personalty”).  Personalty not so removed shall be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale, but Tenant shall remain responsible for the cost of removal and disposal of such Personalty, as well as any damage caused by such removal.

[*]

26.3        All obligations of Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term.  Upon the expiration or earlier termination of the Term, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary to repair and restore the Premises as provided in this Lease and/or to discharge Tenant’s obligation for unpaid amounts due or to become due to Landlord.  All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied.  Any otherwise unused Security Deposit shall be credited against the amount payable by Tenant under this Lease.

27.          NOTICES.  Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, by fully prepaid registered or certified United States Mail return receipt requested, or by reputable independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth on the Reference Pages, or at such other address as it has then last specified by written notice delivered in accordance with this Article 27, or if to Tenant at either its aforesaid address or its last known registered office or home of a general partner or individual owner, whether or not actually accepted or received by the addressee.  Any such notice or document may also be personally delivered if a receipt is signed by and received from, the individual, if any, named in Tenant’s Notice Address.

28.          TAXES PAYABLE BY TENANT.  In addition to rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties to this Lease:  (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; (c) upon or measured by the Tenant’s gross receipts or payroll or the value of Tenant’s equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises.  In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant’s equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

29.          INTENTIONALLY DELETED.

30.          DEFINED TERMS AND HEADINGS.  The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease.  Any indemnification or insurance of Landlord shall apply to and inure to the benefit of all the following “Landlord Entities”, being Landlord, Landlord’s investment manager, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them.  Any option granted to Landlord shall also include or be exercisable by Landlord’s trustee, beneficiary, agents and employees, as the case may be.  In any case where this Lease is signed by more than one person, the obligations under this Lease shall be joint and several.  The terms “Tenant” and “Landlord” or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof.  The term “rentable area” shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications of the Building including a proportionate share of any common areas.

17

Tenant hereby accepts and agrees to be bound by the figures for the rentable square footage of the Premises and Tenant’s Proportionate Share shown on the Reference Pages; however, Landlord shall adjust either or both figures if there is manifest error, addition or subtraction to the Building or any business park or complex of which the Building is a part, remeasurement or other circumstance reasonably justifying adjustment.  The term “Building” refers to the structure in which the Premises are located and the common areas (parking lots, sidewalks, landscaping, etc.) appurtenant thereto.  If the Building is part of a larger complex of structures, the term “Building” may include the entire complex, where appropriate (such as shared Expenses or Taxes) and subject to Landlord’s reasonable discretion.

31.          TENANT’S AUTHORITY.  If Tenant signs as a corporation, partnership, trust or other legal entity each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the state in which the Building is located, that the entity has full right and authority to enter into this Lease, and that all persons signing on behalf of the entity were authorized to do so by appropriate actions. Tenant agrees to deliver to Landlord, simultaneously with the delivery of this Lease, a corporate resolution, proof of due authorization by partners, opinion of counsel or other appropriate documentation reasonably acceptable to Landlord evidencing the due authorization of Tenant to enter into this Lease.

Tenant hereby represents and warrants that neither Tenant, nor any persons or entities holding any legal or beneficial interest whatsoever in Tenant, are (i) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury (“OFAC”); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App.  § 5, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or (iii) named on the following list that is published by OFAC: “List of Specially Designated Nationals and Blocked Persons.” If the foregoing representation is untrue at any time during the Term, an Event of Default will be deemed to have occurred, without the necessity of notice to Tenant.

32.          FINANCIAL STATEMENTS AND CREDIT REPORTS.  At Landlord’s request [*] Tenant shall deliver to Landlord a copy, certified by an officer of Tenant as being a true and correct copy, of Tenant’s most recent audited financial statement, or, if unaudited, certified by Tenant’s chief financial officer as being true, complete and correct in all material respects.  Landlord agrees to treat all such financial statements as Tenant confidential information, and shall not share such statements or information contained in such statements with any third party without first obtaining Tenant’s express written permission.  Tenant hereby authorizes Landlord to obtain one or more credit reports on Tenant at any time [*], and shall execute such further authorizations as Landlord may reasonably require in order to obtain a credit report.  [*]

33.          COMMISSIONS.  Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Pages.

34.          TIME AND APPLICABLE LAW.  Time is of the essence of this Lease and all of its provisions.  This Lease shall in all respects be governed by the laws of the state in which the Building is located.

35.          SUCCESSORS AND ASSIGNS.  Subject to the provisions of Article 9, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

36.          ENTIRE AGREEMENT.  This Lease, together with its exhibits, contains all agreements of the parties to this Lease and supersedes any previous negotiations.  There have been no representations made by the Landlord or any of its representatives or understandings made between the parties other than those set forth in this Lease and its exhibits.  This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

37.          EXAMINATION NOT OPTION.  Submission of this Lease shall not be deemed to be a reservation of the Premises.  Landlord shall not be bound by this Lease until it has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants.  Notwithstanding anything contained in this Lease to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord any security deposit required by Article 5, the first month’s rent as set forth in Article 3 and any sum owed pursuant to this Lease.

38.          RECORDATION.  Tenant shall not record or register this Lease or a short form memorandum hereof without the prior written consent of Landlord, and then shall pay all charges and taxes incident such recording or registration.  In the

18

event that Landlord records or registers this Lease or a memorandum thereof, Landlord shall pay charges and taxes incident to such recording or registration.

39.          RIGHT OF FIRST OFFER.

39.1        Provided that as of the date of the giving of the First Offer Notice, (a) Tenant is the Tenant originally named herein, (b) Tenant actually occupies substantially all of the Premises originally demised under this Lease and any space added to the Premises; and (c) no Event of Default exists, if at any time during the Term any lease for any space in the Building (the “Offered Space”) expires, then Landlord, before offering such Offered Space to anyone other than the tenant then occupying such space (or its affiliates) or other tenants with prior rights to the Offered Space, will offer to Tenant the right to include the Offered Space within the Premises on the same terms and conditions upon which Landlord intends to offer the Offered Space for lease, provided that such terms shall include (and make appropriate business term adjustments for) an abatement of the Monthly Installments of Annual Rent which would be due for the Offered Space for a period of 120 days following the date of Tenant’s Notice.

39.2        Such offer will be made by Landlord to Tenant in a written notice (the “First Offer Notice”), which offer will designate the space being offered and specify the terms which Landlord intends to offer with respect to the Offered Space.  Tenant may accept the offer set forth in the First Office Notice by delivering to Landlord an unconditional acceptance (“Tenant’s Notice”) of such offer within ten (10) days after delivery by Landlord of the First Offer Notice to Tenant.  Time will be of the essence with respect to the giving of Tenant’s Notice.  If Tenant does not accept (or fails to timely accept) an offer made by Landlord in the First Offer Notice, Landlord will be under no further obligation with respect to such space.

39.3        Tenant must accept all Offered Space offered by Landlord at any one time if it desires to accept any of such Offered Space and may not exercise its right with respect to only part of such space.  In addition, if Landlord desires to lease more than just the Offered Space to one tenant, Landlord may offer to Tenant, pursuant to the terms hereof, all such space which Landlord desires to lease, and Tenant must exercise its rights hereunder with respect to all such space, and may not insist on receiving an offer for just the Offered Space.

39.4        If Tenant at any time declines any Offered Space offered by Landlord, Tenant will be deemed to have waived all further rights with respect to the Offered Space until such time as any future lease for such space expires, and Landlord will be free to lease the Offered Space to third parties, including on terms which may be more or less favorable to Landlord than those offered to Tenant.  In such event, upon Landlord’s request, Tenant will execute a release evidencing its waiver of such rights with respect to the Offered Space.

40.                          39.5        The rights of Tenant under this Section 39 for any Offered Space shall not apply if as of the time that Tenant sends the Tenant’s Notice, there are less than 36 months remaining in the Term, unless prior to Tenant’s delivery of the Extension Notice, Tenant and Landlord have agreed to an extension of the Term for an Extension Term under Section 2.4 above (including an agreement on the Annual Rent for the Extension Term).

LIMITATION OF LANDLORD’S LIABILITY.  Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord’s interest in the Building.  The obligations of Landlord under this Lease are not intended to be and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its or its investment manager’s trustees, directors, officers, partners, beneficiaries, members, stockholders, employees, or agents, and in no case shall Landlord be liable to Tenant hereunder for any lost profits, damage to business, or any form of special, indirect or consequential damages.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

19

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LANDLORD:		TENANT:
MOR GATE LLC		ACELL, INC.

By:	/s/ Michael A. Ready	By:	/s/ Edward O’Brien
	Michael A. Ready	Name:	Edward O’Brien
	Vice President	Title:	CFO
Dated:	1/30 , 2015	Dated:	1-27-15 , 2015

20

EXHIBIT A — FLOOR PLAN DEPICTING THE PREMISES

attached to and made a part of Lease bearing the

Lease Reference Date of                , 2015 between

MOR Gate LLC as Landlord and

ACell, Inc., as Tenant

Exhibit A is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease.  It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations.  It is not to be scaled; any measurements or distances shown should be taken as approximate.

10/31/01 MTIN
Revised 9/09/05	A	Initials
4843-4704-9241.06

EXHIBIT A-1 — SITE PLAN

attached to and made a part of Lease bearing the

Lease Reference Date of                , 2015 between

MOR Gate LLC as Landlord and

ACell, Inc., as Tenant

Exhibit A-1 is intended only to show the general location of the Premises as of the beginning of the Term of this Lease.  It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations.  It is not to be scaled; any measurements or distances shown should be taken as approximate.

A-1	Initials

EXHIBIT B — INITIAL ALTERATIONS

attached to and made a part of Lease bearing the

Lease Reference Date of                , 2015 between

MOR Gate LLC as Landlord and

ACell, Inc., as Tenant

1.             Landlord agrees that Landlord will contribute to Tenant the amount of $[*] (“Landlord’s Allowance”) to be applied solely toward the cost of the Tenant Improvement Costs (and to the extent provided below, toward Annual Rent obligations), provided that Landlord shall not be required to disburse Landlord’s Allowance during such time as uncured Event of Default exists and is continuing beyond any applicable notice and cure period under the Lease.  [*] in accordance with the terms and restrictions set forth in Section 2 below.

“Tenant Improvements” means all direct improvements made by Tenant to the Premises and approved by Landlord (and excluding Tenant’s personal property, furniture, IT and phone systems and the like).

“Tenant Improvement Costs” means all direct costs for the Tenant Improvements, together with all overhead payable to Tenant’s General Contractor for the Tenant Improvements and all architectural and engineering fees payable by Tenant for the Tenant Improvements and all permit fees for the Tenant Improvements, whether such costs were incurred by Tenant prior to the date of this Lease or will be incurred after the date of this Lease.

2.             Following the Commencement Date, Landlord shall disburse Landlord’s Allowance directly to Tenant, to be applied towards the Tenant Improvement Costs, upon Landlord’s receipt of invoices for the Tenant Improvement Costs for which Tenant is seeking reimbursement from Landlord from the Landlord’s Allowance.  Moreover, prior to each such payment by Landlord, the following conditions also shall be satisfied (the “Payment Conditions”) (i) receipt by Landlord of invoices for any Tenant Improvement Costs for which Tenant is seeking reimbursement, (ii)  partial original lien waivers covering work with respect to which any materialman or contractor performed at the Premises and for which Tenant is seeking reimbursement; and (iii) a W-9 from the Tenant. Subject to satisfaction of the foregoing Payment Conditions, Landlord shall pay such charges one (1) time per month.  Tenant shall use Landlord’s Allowance within 12 months following the Commencement Date (the “Allowance Expiration Date”), or the same shall no longer be available to Tenant, [*].

3.             Tenant shall pay all costs of the Tenant Improvements exceeding the amount of the Landlord’s Allowance.

4.             Landlord shall be under no obligation to disburse any portion of the Landlord’s Allowance prior to the Commencement Date.

B	Initials

EXHIBIT C – COMMENCEMENT DATE MEMORANDUM

attached to and made a part of Lease bearing the

Lease Reference Date of                , 2015 between

MOR Gate LLC as Landlord and

ACell, Inc., as Tenant

COMMENCEMENT DATE MEMORANDUM

THIS MEMORANDUM, made as of      , 20     , by and between       (“Landlord”) and       (“Tenant”).

Recitals:

A.            Landlord and Tenant are parties to that certain Lease, dated for reference      , 20      (the “Lease”) for certain premises (the “Premises”) consisting of approximately       square feet at the building commonly known as      .

B.            Tenant is in possession of the Premises and the Term of the Lease has commenced.

C.            Landlord and Tenant desire to enter into this Memorandum confirming the Commencement Date, the Termination Date and other matters under the Lease.

NOW, THEREFORE, Landlord and Tenant agree as follows:

1.             The actual Commencement Date is      .

2.             The actual Termination Date is      .

3.             The schedule of the Annual Rent and the Monthly Installment of Rent set forth on the Reference Pages is deleted in its entirety, and the following is substituted therefor:

[insert rent schedule]

4.             Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

LANDLORD:		TENANT:
MOR GATE LLC		ACELL, INC.

By:	DO NOT SIGN	By:	DO NOT SIGN
	Michael A. Ready	Name:
	Vice President	Title:
Dated: , 2015		Dated: , 2015

C	Initials

EXHIBIT D – RULES AND REGULATIONS

attached to and made a part of Lease bearing the

Lease Reference Date of                , 2015 between

MOR Gate LLC as Landlord and

ACell, Inc., as Tenant

1.             No sign, placard, picture, advertisement, name or notice (collectively referred to as “Signs”) shall be installed or displayed on any part of the outside of the Building without the prior written consent of the Landlord which consent shall be in Landlord’s sole discretion. All approved Signs shall be printed, painted, affixed or inscribed at Tenant’s expense by a person or vendor approved by Landlord and shall be removed by Tenant at Tenant’s expense upon vacating the Premises. Landlord shall have the right to remove any Sign installed or displayed in violation of this rule at Tenant’s expense and without notice.

2.             If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises or Building, Tenant shall immediately discontinue such use.  No awning shall be permitted on any part of the Premises.  Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

3.             Tenant shall not alter any lock or other access device or install a new or additional lock or access device or bolt on any door of its Premises without the prior written consent of Landlord.  Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys or other means of access to all doors.

4.             If Tenant requires telephone, data, burglar alarm or similar service, the cost of purchasing, installing and maintaining such service shall be borne solely by Tenant. No boring or cutting for wires will be allowed without the prior written consent of Landlord. Landlord shall direct electricians as to where and how telephone, data, and electrical wires are to be introduced or installed. The location of burglar alarms, telephones, call boxes or other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord.

5.             Tenant shall not place a load upon any floor of its Premises, including mezzanine area, if any, which exceeds the load per square foot that such floor was designed to carry and that is allowed by law. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

6.             Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building without Landlord’s prior written consent which consent shall be in Landlord’s sole discretion.

7.             Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork, plaster or drywall (except for pictures and general office uses) or in any way deface the Premises or any part thereof.   Tenant shall not affix any floor covering to the floor of the Premises or paint or seal any floors in any manner except as approved by Landlord.  Tenant shall repair any damage resulting from noncompliance with this rule.

8.             No cooking shall be done or permitted on the Premises, except that Underwriters’ Laboratory approved microwave ovens or equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

9.             Tenant shall not use any hand trucks except those equipped with the rubber tires and side guards, and may use such other material-handling equipment as Landlord may approve.  Tenant shall not bring any other vehicles of any kind into the Building. Forklifts which operate on asphalt areas shall only use tires that do not damage the asphalt.

10.          Tenant shall not use the name of the Building or any photograph or other likeness of the Building in connection with or in promoting or advertising Tenant’s business except that Tenant may include the Building name in Tenant’s address. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building.

11.          All trash and refuse shall be contained in suitable receptacles at locations approved by Landlord. Tenant shall not place in the trash receptacles any personal trash or material that cannot be disposed of in the ordinary and customary manner of removing such trash without violation of any law or ordinance governing such disposal.

12.          Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governing authority.

1

13.          Tenant assumes all responsibility for securing and protecting its Premises and its contents including keeping doors locked and other means of entry to the Premises closed.

14.          Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without Landlord’s prior written consent.

15.          No person shall go on the roof without Landlord’s permission.

16.          Tenant shall not permit any animals, other than seeing-eye dogs, to be brought or kept in or about the Premises or any common area of the property.

17.          Tenant shall not permit any motor vehicles to be washed or mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or parking lot.

18.          These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building.  Landlord may waive any one or more of these Rules and Regulations for the benefit of any tenant or tenants, and any such waiver by Landlord shall not be construed as a waiver of such Rules and Regulations for any or all tenants.

19.          Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order in and about the Building.  Tenant agrees to abide by all such rules and regulations herein stated and any additional rules and regulations which are adopted.  Tenant shall be responsible for the observance of all of the foregoing rules by Tenant’s employees, agents, clients, customers, invitees and guests.

20.          Any toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown into them.  The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

21.          Tenant shall not permit smoking or carrying of lighted cigarettes or cigars in areas reasonably designated by Landlord or any applicable governmental agencies as non-smoking areas.

22.          Any directory of the Building or project of which the Building is a part (“Project Area”), if provided, will be exclusively for the display of the name and location of tenants only and Landlord reserves the right to charge for the use thereof and to exclude any other names.

23.          Canvassing, soliciting, distribution of handbills or any other written material in the Building or Project Area is prohibited and each tenant shall cooperate to prevent the same. No tenant shall solicit business from other tenants or permit the sale of any goods or merchandise in the Building or Project Area without the written consent of Landlord.

24.          Any equipment belonging to Tenant which causes noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate the noise or vibration.

25.          Driveways, sidewalks, halls, passages, exits, entrances and stairways (“Access Areas”) shall not be obstructed by tenants or used by tenants for any purpose other than for ingress to and egress from their respective premises. Access areas are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building or its tenants.

26.          Landlord reserves the right to designate the use of parking areas and spaces.  Tenant shall not park in visitor, reserved, or unauthorized parking areas. Tenant and Tenant’s guests shall park between designated parking lines only and shall not park motor vehicles in those are as designated by Landlord for loading and unloading. Vehicles in violation of the above shall be subject to being towed at the vehicle owner’s expense. Vehicles parked overnight without prior written

2

consent of the Landlord shall be deemed abandoned and shall be subject to being towed at vehicle owner’s expense. Tenant will from time to time, upon the request of Landlord, supply Landlord with a list of license plate numbers of vehicles owned or operated by its employees or agents.

27.          No trucks, tractors or similar vehicles can be parked anywhere other than in Tenant’s own truck dock area. Tractor-trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the parking areas or on streets adjacent thereto.

28.          During periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow and loading and unloading areas of other tenants.  All products, materials or goods must be stored within the Tenant’s Premises and not in any exterior areas, including, but not limited to, exterior dock platforms, against the exterior of the Building, parking areas and driveway areas. Tenant agrees to keep the exterior of the Premises clean and free of nails, wood, pallets, packing materials, barrels and any other debris produced from their operation.

[REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

3

EXHIBIT E –  HVAC UNITS

attached to and made a part of Lease bearing the

Lease Reference Date of                , 2015 between

MOR Gate LLC as Landlord and

ACell, Inc., as Tenant

6630 Eli Whitney Drive – HVAC Units

Make	Model #	Serial #	Area Located	Size (Ton)

York	D4CG150N161525JSD	NNGM167089	6630	12.5
York	D41G150N165253SD	NEHM069740	6630	12.5
York	D7CG036N04025A	NOM4219861	6630	3
York	D2CG072N09925A	NFHM075946	6630	6

E	Initials

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO ACELL, INC. IF PUBLICLY DISCLOSED.

LEASE

MOR GATE LLC,

Landlord,

and

ACELL, INC.,

Tenant

at

6640 Eli Whitney Drive

Columbia, Maryland  21046

i

TABLE OF CONTENTS

(continued)

		Page

38.	RECORDATION	21

39.	RIGHT OF FIRST OFFER	21

40.	LIMITATION OF LANDLORD’S LIABILITY	22

EXHIBIT A — FLOOR PLAN DEPICTING THE PREMISES

EXHIBIT A-1 — SITE PLAN

EXHIBIT B — INITIAL ALTERATIONS

EXHIBIT C — COMMENCEMENT DATE MEMORANDUM

EXHIBIT D — RULES AND REGULATIONS

EXHIBIT E — HVAC UNITS

EXHIBIT F — PRE-EXISTING ALTERATIONS

MULTI-TENANT INDUSTRIAL NET LEASE

REFERENCE PAGES

BUILDING:	6640 Eli Whitney Drive Columbia, Maryland 21046

LANDLORD:	MOR Gate LLC

LANDLORD’S ADDRESS:	c/o RREEF 8980 Route 108, Suite C Columbia, MD 21045

WIRE INSTRUCTIONS AND/OR ADDRESS FOR RENT PAYMENT:	MOR Gate LLC Gateway 58-6640 P. O. Box 6233 Hicksville, New York 11802-6233

LEASE REFERENCE DATE:	January 27 , 2015

TENANT:	ACell, Inc., a Delaware corporation
TENANT’S NOTICE ADDRESS:

(a) As of beginning of Term:	6640 Eli Whitney Drive, Suite Number 100 Columbia, Maryland 21046

(b) Prior to beginning of Term (if different):	N/A

PREMISES ADDRESS:
Suite 100:	6640 Eli Whitney Drive, Suite Number 100 Columbia, Maryland 21046

Suite 200:	6640 Eli Whitney Drive, Suite Number 200 Columbia, Maryland 21046

PREMISES RENTABLE AREA:

Suite 100:	Approximately 15,042 rentable square feet (for outline of Premises see Exhibit A)
Suite 200:	Approximately 20,741 rentable square feet (for outline of Premises see Exhibit A)

USE:	Office, medical device manufacturing, medical research, and all other legally permitted uses related thereto

COMMENCEMENT DATE:

Suite 100:	May 1, 2016

Suite 200:	March 1, 2017

TERM OF LEASE:

Suite 100:

Approximately six (6) years and eleven (11) months, beginning on the Commencement Date and ending on the Termination Date. The period from the Commencement Date to the last day of the same month is the “Commencement Month.”

Suite 200:

Approximately six (6) years and one (1) month, beginning on the Commencement Date and ending on the Termination Date. The period from the Commencement Date to the last day of the same month is the “Commencement Month.”

TERMINATION DATE:	March 31, 2023

ANNUAL RENT and MONTHLY INSTALLMENT OF RENT FOR SUITE 100 (Article 3):

Period		Rentable Square	Annual Rent				Monthly Installmen
from	through	Footage	Per Square Foot		Annual Rent		of Rent
5/1/2016	4/30/2017	15,042	$	[*]	$	[*]	$	[*]
5/1/2017	4/30/2018	15,042	$	[*]	$	[*]	$	[*]
5/1/2018	4/30/2019	15,042	$	[*]	$	[*]	$	[*]
5/1/2019	4/30/2020	15,042	$	[*]	$	[*]	$	[*]
5/1/2020	4/30/2021	15,042	$	[*]	$	[*]	$	[*]
5/1/2021	4/30/2022	15,042	$	[*]	$	[*]	$	[*]
5/1/2022	4/31/2023	15,042	$	[*]	$	[*]	$	[*]

ANNUAL RENT and MONTHLY INSTALLMENT OF RENT FOR SUITE 200 (Article 3):

Period		Rentable Square	Annual Rent				Monthly Installment
from	through	Footage	Per Square Foot		Annual Rent		of Rent
3/1/2017	2/28/2018	20,741	$	[*]	$	[*]	$	[*]
3/1/2018	2/28/2019	20,741	$	[*]	$	[*]	$	[*]
3/1/2019	2/29/2020	20,741	$	[*]	$	[*]	$	[*]
3/1/2020	2/28/2021	20,741	$	[*]	$	[*]	$	[*]
3/1/2021	2/28/2022	20,741	$	[*]	$	[*]	$	[*]
3/1/2022	2/28/2023	20,741	$	[*]	$	[*]	$	[*]
3/1/2023	3/31/2023	20,741	$	[*]	$	[*]	$	[*]

INITIAL ESTIMATED MONTHLY INSTALLMENT OF RENT ADJUSTMENTS (Article 4):	Suite 100: Taxes $[*] Suite 100: Expenses $[*] Suite 200: Taxes $[*] Suite 200: Expenses $[*]

TENANT’S PROPORTIONATE SHARE:	Suite 100: [*] Suite 200: [*]

SECURITY DEPOSIT:	$[*]

ASSIGNMENT/SUBLETTING FEE	$[*]

REAL ESTATE BROKER DUE COMMISSION:	CBRE, Inc. and Jones Lange LaSalle Brokerage, Inc.

TENANT’S NAICS CODE:

AMORTIZATION RATE:	[*]

The Reference Pages information is incorporated into and made a part of the Lease.  In the event of any conflict between any Reference Pages information and the Lease, the Lease shall control.  This Lease includes Exhibits A through F, all of which are made a part of this Lease.

LANDLORD:		TENANT:

MOR GATE LLC		ACELL, INC.

By:	/s/ Michael A. Reddy	By:	/s/ Edward O’Brien
	Michael A. Ready	Name:	Edward O’Brien
	Vice President	Title:	CFO
Dated:	1/30 , 2015	Dated:	1-27-15 , 2015

v

LEASE

By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Building as set forth and described on the Reference Pages.  The Premises are both Suite 100 and Suite 200 in the Building.  The Premises are depicted on the floor plan attached hereto as Exhibit A, and the Building is depicted on the site plan attached hereto as Exhibit A-1.  The Reference Pages, including all terms defined thereon, are incorporated as part of this Lease.

1.                                      USE AND RESTRICTIONS ON USE.

1.1                               The Premises are to be used solely for the purposes set forth on the Reference Pages.  Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure, annoy, or disturb them, or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose.  Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained.  Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy and shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in the Building or appurtenant land, caused or permitted by, or resulting from the specific use by, Tenant, or in or upon, or in connection with, the Premises, all at Tenant’s sole expense.  Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof without the consent of Landlord which shall not be unreasonably withheld, conditioned or delayed.

1.2                               Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees (collectively, the “Tenant Entities”) to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively “Hazardous Materials”) flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively “Environmental Laws”), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or allow the environment to become contaminated with any Hazardous Materials.  Notwithstanding the foregoing, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office, medical device manufacturing and medical research purposes; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment.  Tenant shall protect, defend, indemnify and hold each and all of the Landlord Entities (as defined in Article 30) harmless from and against any and all loss, claims, liability or costs (including court costs and attorney’s fees) incurred by reason of any actual or asserted failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials by Tenant or any Tenant Entity (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision of this Section 1.2.

1.3                               Tenant and the Tenant Entities will be entitled to the non-exclusive use of the common areas of the Building as they exist from time to time during the Term and any renewal periods, including the parking facilities, subject to Landlord’s rules and regulations regarding such use.  However, in no event will Tenant or the Tenant Entities park more vehicles in the parking facilities than four (4) spaces per 1,000 rentable square feet of the Premises leased hereunder.  The foregoing shall not be deemed to provide Tenant with an exclusive right to any parking spaces or any guaranty of the availability of any particular parking spaces or any specific number of parking spaces.

1.4                               Tenant shall be permitted, at Tenant’s expense, to install Building standard suite entry signage at the Premises, subject to Landlord’s approval of design, size and location, which shall not be unreasonably withheld, conditioned or delayed.  Tenant shall be permitted to retain the current monument signage that is installed at the entrance of the office park.  All such signage shall comply with all applicable governmental and private restrictions and requirements.

1.5                               Tenant shall have the right, at no additional rental charge, subject to the conditions set for the below, to locate up to five (5) pieces of Satellite Equipment (as hereafter defined) on the roof of the Building.  “Satellite Equipment” is roof top antennas, roof top satellite dishes and other roof top communication devices reasonably approved by Landlord with such approval not to be unreasonably withheld, conditioned or delayed.  Tenant’s right to so locate the Satellite Equipment is subject to the following conditions:  (a) the location of the Satellite Equipment shall be determined by Landlord, (b) the location, screening, size, and all other aspects of the Satellite Equipment must be approved by Landlord and must comply with all applicable zoning, land use, and other laws, ordinances and requirements and all private restrictions and park covenants, (c) all roof penetrations necessary for the installation of the Satellite Equipment shall be performed, at Landlord’s election, solely by Landlord’s contractor at Tenant’s expense, so long as Landlord’s contractor’s fees and expenses for so doing do not exceed market rates, (d) the Satellite Equipment shall be removed at the expiration of the Term, and (e) Tenant shall (i) maintain Satellite Equipment in good working order, (ii) pay for any repair of any damage to the roof of the Building due to such Satellite Equipment and (iii) indemnify and hold Landlord harmless for any claims or liabilities arising out of the installation, maintenance, use or removal of the Satellite Equipment.

2.                                      TERM.

2.1                               The Term of this Lease as to each of Suite 100 and Suite 200 shall begin on the Commencement Date applicable to each of Suite 100 and Suite 200 and shall terminate on the Termination Date, unless sooner terminated by the provisions of this Lease.  Landlord shall tender possession of each of Suite 100 and Suite 200 of the Premises with all the work, if any, to be performed by Landlord pursuant to Exhibit B to this Lease substantially completed.  Tenant shall deliver a punch list of items not completed within thirty (30) days after Landlord tenders possession of each of Suite 100 and Suite 200 of the Premises and Landlord agrees to proceed with due diligence to perform its obligations regarding such items.  Tenant shall, at Landlord’s request, execute and deliver a memorandum agreement provided by Landlord in the form of Exhibit C attached hereto, setting forth the actual Commencement Date, Termination Date and, if necessary, a revised rent schedule.  Should Tenant fail to do so within thirty (30) days after Landlord’s written request, the information set forth in such memorandum provided by Landlord shall be conclusively presumed to be agreed and correct.

2.2                               Tenant agrees that in the event of the inability of Landlord to deliver possession of each of Suite 100 and Suite 200 of the Premises on the Commencement Date for any reason, Landlord shall not be liable for any damage resulting from such inability, but Tenant shall not be liable for any rent until the time when Landlord can, after notice to Tenant, deliver possession of Suite 100 or Suite 200 of the Premises to Tenant.  No such failure to give possession on the Commencement Date shall affect the other obligations of Tenant under this Lease.

2.3                               In the event Landlord permits Tenant, or any agent, employee or contractor of Tenant, to enter, use or occupy the Premises prior to the Commencement Date, such entry, use or occupancy shall be subject to all the provisions of this Lease other than the payment of rent, including, without limitation, Tenant’s compliance with the insurance requirements of Article 11.  Said early possession shall not advance the Termination Date.

2.4                               Provided that as of the time of the giving of the Extension Notice (as defined below) and the Commencement Date of the Extension Term, (as defined below) no uncured Event of Default (defined in Section 18 below) exists or would exist but for the passage of time or the giving of notice, or both; then Tenant will have the right to extend the Term of this Lease for two (2) additional terms of five (5) years (each, an “Extension Term”) commencing on the day following the expiration of the Term of this Lease (each, the “Commencement Date of the Extension Term”).  Tenant will give Landlord notice (each, the “Extension Notice”) of its election to extend the Term of this Lease at least 9 months, but not more than 12 months, prior to the scheduled expiration date of the Term of this Lease (the “Notice Period”).  Unless otherwise agreed to by Landlord, if Tenant does not give the Extension Notice during the Notice Period, Tenant’s right to extend the Term of this Lease will automatically terminate.  Time is of the essence as to the giving of each Extension Notice.

The Annual Rent payable by Tenant to Landlord during each Extension Term will be the then prevailing market rate for comparable space at the Building and comparable buildings in the vicinity of the Building, taking into account the size of the Premises, the length of the renewal term, market escalations, market concessions and the credit of Tenant.  The Annual Rent will not be reduced by reason of any costs or expenses saved by Landlord by reason of Landlord’s not having to find a new tenant for the Premises (including, without limitation, brokerage commissions, costs of improvements, rent concessions or lost rental income during any vacancy period).

The Annual Rent payable by Tenant to Landlord during each Extension Term will be determined in the following way:

(1)                                 Landlord and Tenant shall negotiate in good faith, making themselves available for negotiations, and if prior to Tenant’s delivery of the Extension Notice, Tenant and Landlord have previously agreed in writing upon the Annual Rent for the Extension Term, then the Annual Rent shall be as so agreed to by Landlord and Tenant.  If Landlord and Tenant have not previously agreed to the Annual Rent for the Extension Term when Tenant sends Landlord the Extension Notice, then Landlord shall notify Tenant (“Landlord’s Determination Notice”) of Landlord’s determination of Annual Rent within 30 days of Tenant’s Extension Notice.  If Tenant disagrees with Landlord’s determination, Tenant shall notify Landlord (“Tenant’s Notice of Disagreement”) within ten (10) business days after written receipt of Landlord’s written Determination Notice, either (A) revoking and terminating its election for the Extension Term, or (B) requesting that the Annual Rent be determined by the Brokers, pursuant to the procedure set forth below (the “3 Broker Method”).  If Tenant so elects to have the Annual Rent for the Extension Term determined by the 3 Broker Method, then the Annual Rent shall be determined as follows:  Landlord and Tenant shall, within fifteen (15) days of the date on which Tenant’s Notice of Disagreement was given, each appoint a Broker (as hereinafter defined) for the purpose of determining Annual Rent.  A “Broker” shall mean a Maryland real estate broker, duly licensed for a period in excess of ten (10) years and who has at least ten (10) years’ experience in leasing flex buildings in the greater Baltimore area.  In the event that the two (2) Brokers fail to agree as to the Annual Rent within a period of thirty (30) days after the appointment of the second Broker, the two (2) Brokers shall forthwith appoint a third Broker, who shall make a determination of Annual Rent in the manner hereinafter set forth within fifteen (15) days thereafter.  If the two (2) Brokers fail to agree with such third Broker within such fifteen (15) day period, such third Broker shall be appointed by a judge of the state court located in the county in which the Building is located.  Within five (5) days of the appointment of such third Broker, each party shall submit to the third Broker a written report setting forth its determination of Annual Rent, together with such information on comparable rentals or such other evidence as such party shall deem relevant.  The third Broker shall, within three (3) days following the submission of such written reports, render its decision by selecting the determination of Annual Rent submitted by either the Broker selected by Landlord or the Broker selected by Tenant, which in the judgment of the third Broker, most nearly reflects the Annual Rent for the Premises.  It is expressly understood that such third Broker shall have no power or authority to select any Annual Rent other than the Annual Rent submitted by the Broker for Landlord or submitted by the Broker for Tenant.  The decision of such Brokers or third Broker, as the case may be, shall be final and binding upon the parties, and such decision shall be in writing and a copy shall be delivered simultaneously to Landlord and to Tenant.  Tenant may not rescind its Extension Notice for any reason.  If such Brokers fail to deliver their decision as set forth above prior to the expiration of the initial Term of this Lease, Tenant shall pay to Landlord Annual Rent at the rate then in effect on the last day of the then current Term of this Lease until such decision is so delivered.  If the Annual Rent as determined above is in excess of the actual rent paid, Tenant, within five (5) days of demand, shall pay to Landlord the difference between the actual rent paid and the Annual Rent from the Commencement Date of the Extension Term.  Landlord and Tenant shall each be responsible for and shall pay the fee of the Broker appointed by them, and Landlord and Tenant shall share equally in the fee of the third Broker.

Except for the Annual Rent as determined above, Tenant’s occupancy of the Premises during the Extension Term will be on the same terms and conditions (including the payment of Additional Rent) as are in effect immediately prior to the expiration of the initial Term of this Lease.

Landlord will have no obligation to refurbish or otherwise improve the Premises for the Extension Term.  The Premises will be tendered on the Commencement Date of the Extension Term in “as-is” condition.

If the Lease is extended for the Extension Term, Landlord will prepare, and both parties will execute, an amendment to the Lease confirming the extension of the Lease Term and the other provisions applicable thereto (the “Amendment”).

3.             RENT.

3.1          Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first day of each full calendar month during the Term, except that the first full month’s rent shall be paid upon the execution of this Lease.  The Monthly Installment of Rent in effect at any time shall be one-twelfth (1/12) of the Annual Rent in effect at such time.  Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Rent based upon the number of days in such month.  Said rent shall be paid to Landlord, without deduction or offset and without notice or demand, at the Rent Payment Address, as set forth on the Reference Pages, or to such other person or at such other place as Landlord may from time to time designate in writing.  If an Event of Default occurs more than twice in any calendar year, Landlord may require by written notice to Tenant that all subsequent rent payments be made by an automatic payment from Tenant’s bank account to Landlord’s account, without cost to Landlord.  Tenant must implement such automatic payment system prior to the next scheduled rent payment or within [*] days after Landlord’s notice, whichever is later.  Unless specified in this Lease to the contrary, all amounts and sums payable by Tenant to Landlord pursuant to this Lease shall be deemed additional rent.

3.2          Tenant recognizes that late payment of any rent or other sum due under this Lease will result in administrative expense to Landlord, the extent of which additional expense is difficult and impractical to ascertain.  Tenant therefore agrees, that if rent or any other sum is not paid when due and payable pursuant to this Lease, a late charge shall be

3

imposed in an amount equal to the greater of:  [*] or other payment.  The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant’s obligation for each successive month until paid.  [*].  The provisions of this Section 3.2 in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Section 3.2 in any way affect Landlord’s remedies pursuant to Article 19 of this Lease in the event said rent or other payment is unpaid after date due.

4.             RENT ADJUSTMENTS.

4.1          For the purpose of this Article 4, the following terms are defined as follows:

4.1.1       Lease Year:  Each calendar year which falls within the Term.

4.1.2       Expenses:  All costs of operation, maintenance, repair, replacement and management of the Building (including the amount of any credits which Landlord may grant to particular tenants of the Building in lieu of providing any standard services or paying any standard costs described in this Section 4.1.2 for similar tenants), as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; insurance charges of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof; utility costs, including, but not limited to, the cost of heat, light, power, steam, gas; waste disposal; the cost of janitorial services; the cost of security and alarm services (including any central station signaling system); costs of cleaning, repairing, replacing and maintaining the common areas, including parking and landscaping, window cleaning costs; labor costs; costs and expenses of managing the Building including management and/or administrative fees; material costs; equipment costs including the cost of maintenance, repair and service agreements and rental and leasing costs; purchase costs of equipment; current rental and leasing costs of items which would be capital items if purchased; tool costs; licenses, permits and inspection fees; wages and salaries; employee benefits and payroll taxes; accounting and legal fees; any sales, use or service taxes incurred in connection therewith. In addition, Landlord shall be entitled to recover, as additional rent (which, along with any other capital expenditures constituting Expenses, Landlord may either include in Expenses or cause to be billed to Tenant along with Expenses and Taxes but as a separate item), Tenant’s Proportionate Share of: (i) an allocable portion of the cost of capital improvement items which are reasonably calculated to reduce operating expenses; (ii) the cost of fire sprinklers and suppression systems and other life safety systems; and (iii) other capital expenses which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time of the Lease; but the costs described in this sentence shall be amortized over the longest, useful life of such expenditures in accordance with such reasonable life and amortization schedules as shall be determined by Landlord  based on available manufacturer’s information, in accordance with generally accepted accounting principles, with interest on the unamortized amount at one percent (1%) in excess of the Wall Street Journal prime lending rate announced from time to time.  Expenses shall not include capital improvements (except for those capital improvements set forth above in subsections (i), (ii) and (iii) of this Section 4.1.2), depreciation or amortization of the Building or equipment in the Building except as provided herein, loan principal payments, costs of alterations of tenants’ premises, leasing commissions, interest expenses on long-term borrowings or advertising costs, or capital improvements (except as specifically listed in subparagraphs (i) through (iii) above of this Section 4.1.2.

4.1.3       Taxes:  Real estate taxes and any other taxes, charges and assessments which are levied with respect to the Building or the land appurtenant to the Building, or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and said land, any payments to any ground lessor in reimbursement of tax payments made by such lessor; and all fees, expenses and costs incurred by Landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year.  Taxes shall not include any corporate franchise, or estate, inheritance or net income tax, or tax imposed upon any transfer by Landlord of its interest in this Lease or the Building or any taxes to be paid by Tenant pursuant to Article 28.

4.2          Tenant shall pay as additional rent for each Lease Year Tenant’s Proportionate Share of Expenses and Taxes incurred for such Lease Year.

4.3          The annual determination of Expenses shall be made by Landlord and shall be binding upon Landlord and Tenant, subject to the provisions of this Section 4.3.  During the Term, Tenant may review, at Tenant’s sole cost and expense, the itemized books and records supporting such determination in an office of Landlord, or Landlord’s agent, during normal business hours, upon giving Landlord five (5) days advance written notice within [*] days after receipt of such determination, but in no event more often than once in any one (1) calendar year period, subject to execution of a confidentiality agreement acceptable to Landlord, and provided that if Tenant utilizes an independent accountant to perform such review it shall be one

4

of national standing which is reasonably acceptable to Landlord, is not compensated on a contingency basis and is also subject to such confidentiality agreement.  If Tenant fails to object to Landlord’s determination of Expenses within [*] days after receipt, or if any such objection fails to state with specificity the reason for the objection, Tenant shall be deemed to have approved such determination and shall have no further right to object to or contest such determination. In the event that during all or any portion of any Lease Year, the Building is not fully rented and occupied Landlord shall  make an appropriate adjustment in occupancy-related Expenses for such year for the purpose of avoiding distortion of the amount of such Expenses to be attributed to Tenant by reason of variation in total occupancy of the Building, by employing consistent and sound accounting and management principles to determine Expenses that would have been paid or incurred by Landlord had the Building been at least [*] rented and occupied, and the amount so determined shall be deemed to have been Expenses for such Lease Year.

4.4          Prior to the actual determination thereof for a Lease Year, Landlord may from time to time, [*] estimate Tenant’s liability for Expenses and/or Taxes under Section 4.2, Article 6 and Article 28 for the Lease Year or portion thereof.  Landlord will give Tenant written notification of the amount of such estimate and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Lease Year, additional rent in the amount of such estimate.  Any such increased rate of Monthly Installments of Rent pursuant to this Section 4.4 shall remain in effect until further written notification to Tenant pursuant hereto.

4.5          When the above mentioned actual determination of Tenant’s liability for Expenses and/or Taxes is made for any Lease Year and when Tenant is so notified in writing, then:

4.5.1       If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is less than Tenant’s liability for Expenses and/or Taxes, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty (30) days of receipt of Landlord’s itemized bill therefor; and

4.5.2       If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is more than Tenant’s liability for Expenses and/or Taxes, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Article 4, or, if the Lease has terminated, refund the difference in cash.

4.6          If the Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant’s liability for Expenses and Taxes for the Lease Year in which said Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

5.             SECURITY DEPOSIT.

5.1          Tenant shall deposit the Security Deposit with Landlord upon the execution of this Lease.  The Security Deposit may be in the form of cash or a Letter of Credit, as provided in Section 5.2 below.  The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord’s damage in case of Tenant’s default.  If Tenant defaults with respect to any provision of this Lease, Landlord may use any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default.  If any portion is so used, Tenant shall within five (5) days after written demand therefor, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant’s failure to do so shall be a material breach of this Lease.  Except to such extent, if any, as shall be required by law, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit.  If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at such time after termination of this Lease when Landlord shall have determined that all of Tenant’s obligations under this Lease have been fulfilled; however, in no event more than sixty (60) days after termination of the Lease.

5.2          The Security Deposit may be in the form of an Irrevocable Standby Letter of Credit in favor of Landlord (the “Letter of Credit”).  Under any circumstance under which Landlord is entitled the use of all or a part of the Security Deposit, then, Landlord, in addition to all other rights and remedies provided under the Lease, shall have the right to draw down all or a portion of the full balance of the Letter of Credit and retain the proceeds.  The following terms and conditions shall govern the Letter of Credit:

5

5.2.1       The Letter of Credit shall be returned to Tenant when Tenant is entitled to return of the Security Deposit.

5.2.2       The Letter of Credit shall be in favor of Landlord, shall be issued by a commercial bank reasonably acceptable to Landlord, shall comply with all of the terms and conditions of this Section 5 and shall otherwise be in form reasonably acceptable to Landlord.  If, at any time while the Letter of Credit is outstanding, (i) the issuing bank is declared insolvent or taken into receivership by the Federal Deposit Insurance Corporation or any other governmental agency, or is closed for any reason, or (ii) Landlord reasonably believes that the issuing bank may be or become insolvent or otherwise unable to meet its obligations, then, not later than thirty (30) days after written notice from Landlord, Tenant shall cause the existing Letter of Credit to be replaced by a new Letter of Credit issued by another commercial bank reasonably acceptable to Landlord, with such new Letter of Credit to comply with all of the terms and conditions of this Section 5.  If Tenant fails to deliver an acceptable replacement Letter of Credit within such 30 day period, Landlord shall have the right to present the existing Letter of Credit to the issuing bank for payment, and the entire sum so obtained shall be paid to Landlord, to be held by Landlord until Tenant would otherwise be entitled to the return of the Letter of Credit, and to be retained by Landlord if a default occurs.

5.2.3       The initial Letter of Credit shall have an expiration date not earlier than fifteen (15) months after the date of issuance.  A draft of the form of Letter of Credit must be submitted to Landlord for its approval prior to issuance.

5.2.4       The Letter of Credit or any replacement Letter of Credit shall be irrevocable for the term thereof and shall automatically renew on a year to year basis until a period ending not earlier than three (3) months after the Termination Date (“End Date”) without any action whatsoever on the part of Landlord; provided that the issuing bank shall have the right not to renew the Letter of Credit by giving written notice to Landlord not less than sixty (60) days prior to the expiration of the then current term of the Letter of Credit that it does not intend to renew the Letter of Credit..  Tenant understands that the election by the issuing bank not to renew the Letter of Credit shall not, in any event, diminish the obligation of Tenant to maintain such an irrevocable Letter of Credit in favor of Landlord through such date.

5.2.5       Landlord, or its then managing agent, shall have the right from time to time to make one or more draws on the Letter of Credit at any time that Landlord has the right to use all or a part of the Security Deposit pursuant to this Section 5, and the proceeds may be applied as permitted under this Section 5.  The Letter of Credit must state that it can be presented for payment at the office of the issuer or an approved correspondent in the metropolitan area in which the Building is located.  Funds may be drawn down on the Letter of Credit upon presentation to the issuing or corresponding bank of Landlord’s (or Landlord’s then managing agent’s) certificate stating as follows:

“Beneficiary is entitled to draw on this credit pursuant to that certain Lease dated for reference                 between                      , a              corporation, as Landlord and                     , a      corporation, as Tenant, as amended from time to time, or under that certain Lease dated for reference       between                             , a                 corporation, as Landlord, and                        , a                    corporation, as Tenant, as amended from time to time.”

It is understood that if Landlord or its managing agent be a corporation, partnership or other entity, then such statement shall be signed by an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity).

5.2.6       Tenant acknowledges and agrees (and the Letter of Credit shall so state) that the Letter of Credit shall be honored by the issuing bank without inquiry as to the truth of the statements set forth in such draw request and regardless of whether the Tenant disputes the content of such statement.

5.2.7       In the event of a transfer of Landlord’s interest in the Premises, Landlord shall have the right to transfer the Letter of Credit to the transferee and Tenant shall take whatever action and pay any bank fees necessary to effectuate such transfer and thereupon the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefore, and it is agreed that the provisions hereof shall apply to every transfer or assignment of said Letter of Credit to a new landlord.

5.2.8       Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the End Date, or the issuing bank notifies Landlord that it will not renew the Letter of Credit, Landlord shall accept a renewal thereof or substitute letter of credit (such renewal or substitute Letter of Credit to be in effect not later than thirty (30) days prior to the expiration of the expiring Letter of Credit), irrevocable and automatically renewable as above provided to the End Date upon the same terms as the expiring Letter of Credit or upon such other terms as may be acceptable to Landlord.

6

  However, if (i) the Letter of Credit is not timely renewed, or (ii) a substitute Letter of Credit, complying with all of the terms and conditions of this Section is not timely received, then Landlord may present the expiring Letter of Credit to the issuing bank, and the entire sum so obtained shall be paid to Landlord, to be held by Landlord in accordance with Article 5 of the Lease.  Notwithstanding the foregoing, Landlord shall be entitled to receive from Tenant a fee in an amount not to exceed $500.00 for attorneys’ fees incurred in connection with the review of any proposed substitute Letter of Credit pursuant to this subparagraph.

5.3          Upon the Commencement Date for both Suite 100 and Suite 200, the required Security Deposit under this Lease shall be reduced to $47,710.67.

6.             ALTERATIONS.

6.1          Except for those, if any, specifically provided for in Exhibit B to this Lease, Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 7, without the prior written consent of Landlord.  When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements. Landlord’s consent shall not be unreasonably withheld with respect to alterations which (i) are not structural in nature, (ii) are not visible from the exterior of the Building, (iii) do not affect or require modification of the Building’s electrical, mechanical, plumbing or other systems (exclusive of the HVAC systems), and (iv) in aggregate do not cost more than [*] per rentable square foot of that portion of the Premises affected by the alterations in question.

6.2          In the event Landlord consents to the making of any such alteration, addition or improvement by Tenant, the same shall be made at [*] by using either Landlord’s contractor or a contractor reasonably approved by Landlord, in either event at Tenant’s sole cost and expense.  If Tenant shall employ any contractor other than Landlord’s contractor and such other contractor or any subcontractor of such other contractor shall employ any non-union labor or supplier, Tenant shall be responsible for and hold Landlord harmless from any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor unions concerning the wage, hours, terms or conditions of the employment of any such labor.  With respect to alterations to be made by Tenant to the Premises, Landlord may charge Tenant third-party costs actually incurred by Landlord in connection with the proposed work and the design thereof, with all such amounts being due [*] after Landlord’s demand.  In the event that, at Tenant’s request, Landlord serves as the construction manager for any alterations to the Premises, then Landlord may charge Tenant a construction management fee (“CM Fee”) not to exceed [*] of the cost of such work, to cover its overhead as it relates to such proposed work with such CM Fee payable by Tenant to Landlord within [*] days after billing of same.  No CM Fee shall be assessed by Landlord on cosmetic alterations, such as paint and carpet.

6.3          All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations, using Building standard materials where applicable, and Tenant shall, prior to construction, provide the additional insurance required under Article 11 in such case, and also all such assurances to Landlord as Landlord shall reasonably require to assure payment of the costs thereof, including but not limited to, notices of non-responsibility, waivers of lien, surety company performance bonds and funded construction escrows and to protect Landlord and the Building and appurtenant land against any loss from any mechanic’s, materialmen’s or other liens.  Tenant shall pay in addition to any sums due pursuant to Article 4, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable; at Landlord’s election said sums shall be paid in the same way as sums due under Article 4.

7.             REPAIR.

7.1          Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except as specified in Exhibit B if attached to this Lease and except that Landlord shall repair and maintain the structural portions of the roof, foundation and walls of the Building.  By taking possession of the Premises, Tenant accepts them as being in good order, condition and repair and in the condition in which Landlord is obligated to deliver them.  It is hereby understood and agreed that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically set forth in this Lease.  Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant.

7.2          Tenant shall at its own cost and expense keep and maintain all parts of the Premises and improvements as are within the exclusive control of Tenant in good condition, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original

7

 (including, but not limited to, repair and replacement of all fixtures installed by Tenant, water heaters serving the Premises, windows, glass and plate glass, doors, skylights, interior walls and finish work, floors and floor coverings, heating and air conditioning systems serving the Premises (except as provided in Section 7.4(b) below), electrical systems and fixtures, sprinkler systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, and performance of regular removal of trash and debris). Tenant as part of its obligations hereunder shall keep the Premises in a clean and sanitary condition.  Tenant will, as far as possible keep all such parts of the Premises from deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this Lease in any way Tenant will yield up the Premises to Landlord in good condition and repair, loss by fire or other casualty excepted (but not excepting any damage to glass).  Tenant shall, at its own cost and expense, repair any damage to the Premises or the Building resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, employees, contractors, invitees, or any other person entering upon the Premises as a result of Tenant’s business activities or caused by Tenant’s default hereunder.

7.3          Except as provided in Article 22, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment in the Building, provided that Landlord shall comply with all terms of Section 17.1 of this Lease when entering the Premises to make any repairs, replacements or improvements to the Premises or Building.  Except to the extent, if any, prohibited by law, Tenant waives the right to make repairs at Landlord’s expense under any law, statute or ordinance now or hereafter in effect.

7.4          (a)           Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord for servicing all heating and air conditioning systems and equipment serving the Premises (and [*] a copy thereof shall be furnished to Landlord).  The service contract must include all services suggested by the equipment manufacturer in the operation/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possession of the Premises. Should Tenant fail to do so, Landlord may, upon notice to Tenant, enter into such a maintenance/ service contract on behalf of Tenant or perform the work and in either case, charge Tenant the cost thereof along with a reasonable amount for Landlord’s overhead.

(b)           Landlord shall make all repairs and replacements, not otherwise covered by Tenant’s maintenance/service contract,  to those HVAC units serving the Premises which are  listed on Exhibit E attached hereto and any replacements of such HVAC units listed in Exhibit E attached hereto, at Landlord’s sole cost and expense when in the opinion of Landlord’s independent licensed HVAC contractor, reasonably exercised, such repair or replacement is necessary, so long as Tenant has continuously complied with Section 7.4(a) of this Lease, and further, that the need for such repair or replacement does not arise from Tenant’s negligence, abuse or misuse.  Tenant shall be solely responsible for the repair and replacement of any HVAC units serving the Premises which are not (i) listed on Exhibit E attached hereto, or (ii) replacements of the HVAC units listed on Exhibit E attached hereto.

8.             LIENS.  Tenant shall keep the Premises, the Building and appurtenant land and Tenant’s leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant.  In the event that Tenant fails, within ten (10) days following the imposition of any such lien, to either cause the same to be released of record or provide Landlord with insurance against the same issued by a major title insurance company or such other protection against the same as Landlord shall accept (such failure to constitute an Event of Default), Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien.  All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be payable to it by Tenant within five (5) days of Landlord’s demand.

9.             ASSIGNMENT AND SUBLETTING.

9.1          Except as otherwise provided in this Section 9, Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, and shall not make, suffer or permit such assignment, subleasing or occupancy without the prior written consent of Landlord, such consent not to be unreasonably withheld, conditioned or delayed, and said restrictions shall be binding upon any and all assignees of the Lease and subtenants of the Premises.  In the event Tenant desires to sublet, or permit such occupancy of, the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least [*] days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial information of the proposed subtenant or assignee.

9.2          Notwithstanding any assignment or subletting, permitted or otherwise, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent specified in this Lease and for compliance with

8

 all of its other obligations under the terms, provisions and covenants of this Lease.  Upon the occurrence of an Event of Default, if the Premises or any part of them are then assigned or sublet, Landlord, in addition to any other remedies provided in this Lease or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant’s obligations under this Lease.

9.3          In the event that Tenant sells, sublets, assigns or transfers this Lease other than as part of an Affiliated Transaction (as defined in Section 9.7 below), Tenant shall pay to Landlord as additional rent an amount equal to [*] of any Increased Rent (as defined below), less the Costs Component (as defined below), when and as such Increased Rent is received by Tenant.  As used in this Section, “Increased Rent” shall mean the excess of (i) all rent and other consideration which Tenant is entitled to receive by reason of any sale, sublease, assignment or other transfer of this Lease, over (ii) the rent otherwise payable by Tenant under this Lease at such time.  For purposes of the foregoing, any consideration received by Tenant in form other than cash shall be valued at its fair market value as determined by Landlord in good faith.  The “Costs Component” is that amount which, if paid monthly, would fully amortize on a straight-line basis, over the entire period for which Tenant is to receive Increased Rent, the reasonable costs incurred by Tenant for leasing commissions and tenant improvements in connection with such sublease, assignment or other transfer.

9.4          Notwithstanding any other provision hereof, it shall be considered reasonable for Landlord to withhold its consent to any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant’s notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any uncured default of Tenant or matter which will become a default of Tenant with passage of time unless cured, or if the proposed assignee or sublessee is an entity:  (a) with which Landlord is already in negotiation; (b) is already an occupant of the Building unless Landlord is unable to provide the amount of space required by such occupant; (c) is a governmental agency; (d) is incompatible with the character of occupancy of the  Building; (e) would subject the Premises to a use which would (i) violate any exclusive right granted to another tenant of the Building; (ii) require any addition to or modification of the Premises or the Building in order to comply with building code or other governmental requirements; or, (iii) involve a violation of Section 1.2.  Tenant expressly agrees that for the purposes of any statutory or other requirement of reasonableness on the part of Landlord, Landlord’s refusal to consent to any assignment or sublease for any of the reasons described in this Section 9.4 (a) through (e) shall be conclusively deemed to be reasonable.

9.5          Upon any request to assign or sublet, Tenant will pay to Landlord the Assignment/Subletting Fee plus, on demand, a sum equal to all of Landlord’s reasonable incurred costs, including reasonable attorney’s fees, incurred in investigating and considering any proposed or purported assignment or pledge of this Lease or sublease of any of the Premises, regardless of whether Landlord shall consent to, refuse consent, or determine that Landlord’s consent is not required for, such assignment, pledge or sublease.  Any purported sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article 9 shall be void.

9.6          Except as expressly provided below in Section 9.7, if Tenant is a corporation, limited liability company, partnership or trust, any transfer or transfers of or change or changes within any twelve (12) month period in the number of the outstanding voting shares of the corporation or limited liability company, the general partnership interests in the partnership or the identity of the persons or entities controlling the activities of such partnership or trust resulting in the persons or entities owning or controlling a majority of such shares, partnership interests or activities of such partnership or trust at the beginning of such period no longer having such ownership or control shall be regarded as equivalent to an assignment of this Lease to the persons or entities acquiring such ownership or control and shall be subject to all the provisions of this Article 9 to the same extent and for all intents and purposes as though such an assignment.

9.7          Notwithstanding the terms of Section 9.6 or any other provision of this Section 9, Tenant, without Landlord’s prior written consent thereto (but upon notice to Landlord, and subject to the further terms and conditions hereinafter set forth), shall have the right to assign this Lease or sublease the Premises to a subsidiary or affiliate corporation or subsidiary or affiliate business entity (an “Affiliated Transaction”), provided that:  (i) as to an assignment of this Lease, the successor entity (“Successor”) shall have effectively assumed all of Tenant’s obligations and liabilities, including those under this Lease, by operation of law, or by appropriate instrument of assignment or sublease; (ii) Tenant originally named herein shall remain liable and responsible for the observance and performance of all the terms and conditions of this Lease for the balance of the Term; (iii) Successor shall use the Premises solely for the Uses permitted hereunder; (iv) Successor shall have a net worth which is equal [*]; and (v) a complete and accurate copy of all instruments of assignment/sublease is to be delivered to Landlord not later than thirty (30) days after the effective date thereof.

9

10.                               INDEMNIFICATION.  None of the Landlord Entities shall be liable and Tenant hereby waives all claims against them for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft), except to the extent caused by or arising from the gross negligence or willful misconduct of Landlord or its agents, employees or contractors.  Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and reasonable attorney’s fees) incurred by reason of (a) any damage to any property or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault, or omission by or of Tenant or any Tenant Entity to meet any standards imposed by any duty with respect to the injury or damage; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises; (c) Tenant’s failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy; or (d) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease.  The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

Landlord shall protect, indemnify and hold Tenant and the Tenant Entities harmless from and against any and all loss, claims, liability or costs (including court costs and reasonable attorney’s fees) incurred by reason of any damage to any property or any injury (including, but not limited to, death) to any person occurring in, on or about the Premises or Building to the extent that such injury or damage shall be caused by or arise from Landlord’s gross negligence or willful misconduct.  The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

11.                               INSURANCE.

11.1                        Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000,000 per occurrence and not less than $2,000,000 in the annual aggregate, or such larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) Worker’s Compensation Laws with limits as required by statute and Employers Liability with limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease—each employee; (d) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant’s alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured; and, (e) Business Interruption Insurance with limit of liability representing loss of at least approximately six (6) months of income.

11.2                        The aforesaid policies shall (a) be provided at Tenant’s expense; (b) name the Landlord Entities as additional insureds (General Liability) and loss payee (Property—Special Form); (c) be issued by an insurance company with a minimum Best’s rating of “A-:VII” during the Term; and (d) provide that said insurance shall not be canceled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; a certificate of Liability insurance on ACORD Form 25 and a certificate of Property insurance on ACORD Form 27 shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

11.3                        Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises (“Work”) the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

12.                               WAIVER OF SUBROGATION.  [*], Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies.  Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

10

13.                               SERVICES AND UTILITIES.  Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler system charges and other utilities and services used on or from the Premises, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities.  Tenant shall furnish all electric light bulbs, tubes and ballasts, battery packs for emergency lighting and fire extinguishers.  If any such services are not separately metered to Tenant, Tenant shall pay such proportion of all charges jointly metered with other premises as determined by Landlord to be reasonable.  Any such charges paid by Landlord and assessed against Tenant shall be immediately payable to Landlord on demand and shall be additional rent hereunder.  Tenant will not, without the written consent of Landlord, contract with a utility provider to service the Premises with any utility, including, but not limited to, telecommunications, electricity, water, sewer or gas, which is not previously providing such service to other tenants in the Building.  Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises.

14.                               HOLDING OVER.  Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate (“Holdover Rate”) which shall be the Applicable Percentage (defined below) of the amount of the Annual Rent for the last period prior to the date of such termination plus all Rent Adjustments under Article 4, prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention.  If Landlord gives notice to Tenant of Landlord’s election to such effect, such holding over shall constitute renewal of this Lease for a period from month to month at the Holdover Rate, but if the Landlord does not so elect, no such renewal shall result notwithstanding acceptance by Landlord of any sums due hereunder after such termination; and instead, a tenancy at sufferance at the Holdover Rate shall be deemed to have been created.  In any event, no provision of this Article 14 shall be deemed to waive Landlord’s right of reentry or any other right under this Lease or at law.

The “Applicable Percentage” shall be [*].

15.                               SUBORDINATION.  Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord’s interest or estate in the Building, or any ground or underlying lease; provided, however, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant’s interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument.  Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver within ten (10) days of Landlord’s request such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord [*].

Upon Landlord’s receipt of Tenant’s written request, Landlord shall use commercially reasonable efforts to obtain a customary subordination, attornment and non-disturbance agreement, that recognizes this Lease (“SNDA”) from the holder of any mortgage or deed of trust encumbering the Building, provided that (a) Tenant shall pay all fees, charges and legal fees of the lender [*] in connection with the SNDA, and (b) Landlord shall not be liable to Tenant in any manner for its failure to obtain such SNDA.

Landlord hereby represents and warrants to Tenant that, as of the Lease Reference Date, the Premises are not subject to any ground lease or mortgage.

The subordination and attornment provisions set forth above in this Section 15 are subject, however, to the express condition that so long as Tenant is not in default in its obligations hereunder beyond applicable grace periods, (i) Tenant will not be made a party in any action or proceeding by any Lender (as defined below) or senior party in interest to recover possession of the Building and/or the Premises or to the foreclosure of any mortgage, (ii) Tenant’s possession of the Premises shall not be disturbed, and (iii) this Lease shall not be cancelled or terminated and shall continue in full force and effect upon any foreclosure under a Mortgage or recovery of possession (a “Foreclosure”) upon all of the terms and conditions set forth in this Lease, provided that following a Foreclosure, Lender shall not be (A) liable for any act or omission of Landlord, except for defaults relating to the physical condition of the Premises that are of an ongoing or continuing nature of which Lender has received written notice and has failed to cure within the applicable cure period, (B) liable to refund to Tenant any security deposit which Tenant shall have paid to Landlord, unless such security deposit has been delivered to Lender; or (C) bound by any rent or additional rent which Tenant might have paid for more than the current month to Landlord; or (D) bound by any amendment or modification of the Lease made without Lender’s prior written consent; or (E) subject to any rent offsets or other offsets or defenses which Tenant might have against the Landlord; or (F) liable for consequential damages.  The term “mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the “holder” of a mortgage or a “Lender” shall be deemed to mean and include the beneficiary under a mortgage or deed of trust and any successor owner of the Building pursuant to a Foreclosure.

11

16.                               RULES AND REGULATIONS.  Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit D to this Lease and all reasonable and non-discriminatory modifications of and additions to them from time to time put into effect by Landlord.  Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations, but shall enforce the rules and regulations in a non-discriminatory manner.  [*]

17.                               REENTRY BY LANDLORD.

17.1                        Landlord reserves and shall at all times have the right, upon 24 hours’ notice and with an escort of Tenant (except in the case of an emergency, in which event no such prior notice or escort shall be required) to re-enter the Premises to inspect the same, to show said Premises to prospective purchasers, mortgagees or, within the last 6 months of the Term, tenants, and with advance notice and coordination of Tenant to alter, improve or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any wall, ceiling or floor in and through the Building and Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with or interrupted unreasonably.  Landlord shall follow all reasonable instructions and guidelines of Tenant in connection with any such re-entry, including without limitation, Tenant’s guidelines and rules with respect to accessing cleanrooms, laboratory space, manufacturing space and other similar areas.  Landlord shall have the right at any time to change the arrangement and/or locations of entrances, or passageways, doors and doorways, and corridors, windows, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known.  In the event that Landlord damages any portion of any wall or wall covering, ceiling, or floor or floor covering within the Premises, Landlord shall repair or replace the damaged portion to match the original as nearly as commercially reasonable but shall not be required to repair or replace more than the portion actually damaged. Tenant hereby waives any claim for damages for any inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by any action of Landlord authorized by this Article 17.

17.2                        For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant’s vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises.  As to any portion to which access cannot be had by means of a key or keys in Landlord’s possession, Landlord is authorized in the event of an emergency to gain access by such means as Landlord shall elect and the cost of repairing any damage occurring in doing so shall be borne by Tenant and paid to Landlord within five (5) days of Landlord’s demand.

18.                               DEFAULT.

18.1                        Except as otherwise provided in Article 20, the following events shall be deemed to be Events of Default under this Lease:

18.1.1              Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by this Lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of five (5) business days after written notice that such payment was not made when due.

18.1.2              Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within [*] days (forthwith, if the failure involves a hazardous condition) after written notice of such failure to Tenant provided, however, that such failure shall not be an event of default if such failure could not reasonably be cured during such [*] day period, Tenant has commenced the cure within such [*] day period and thereafter is diligently pursuing such cure to completion, but the total aggregate cure period shall not exceed ninety (90) days.

18.1.3              Unless agreed to by Landlord, Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant’s right to possession only.

18.1.4              Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or

12

of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof.

18.1.5              A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of entry thereof.

18.1.6.                 If prior to the Commencement Date, Tenant defaults under its sublease or other occupancy agreement pursuant to which Tenant occupies the Premises (the “Sublease”), and such default continues past all applicable notice or grace periods, or if Tenant’s occupancy of the Premises is terminated under such Sublease, or Tenant abandons the Premises.

19.                               REMEDIES.

19.1                        Except as otherwise provided in Article 20, upon the occurrence of any of the Events of Default described or referred to in Article 18, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever, concurrently or consecutively and not alternatively:

19.1.1              Landlord may, at its election, terminate this Lease or terminate Tenant’s right to possession only, without terminating the Lease.

19.1.2              Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant’s right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and to repossess Landlord of the Premises as of Landlord’s former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove Tenant’s signs and other evidence of tenancy and all other property of Tenant therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant waiving any right to claim damages for such re-entry and expulsion, and without relinquishing Landlord’s right to rent or any other right given to Landlord under this Lease or by operation of law.

19.1.3              Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent under this Lease, and other sums due and payable by Tenant on the date of termination, plus as liquidated damages and not as a penalty, an amount equal to the sum of:  (a) an amount equal to the then present value of the rent reserved in this Lease for the residue of the stated Term of this Lease including any amounts treated as additional rent under this Lease and all other sums provided in this Lease to be paid by Tenant, minus the fair rental value of the Premises for such residue; (b) the value of the time and expense necessary to obtain a replacement tenant or tenants, and the estimated expenses described in Section 19.1.4 relating to recovery of the Premises, preparation for reletting and for reletting itself; and (c) the cost of performing any other covenants which would have otherwise been performed by Tenant.

19.1.4              Upon any termination of Tenant’s right to possession only without termination of the Lease:

19.1.4.1    Neither such termination of Tenant’s right to possession nor Landlord’s taking and holding possession thereof as provided in Section 19.1.2 shall terminate the Lease or release Tenant, in whole or in part, from any obligation, including Tenant’s obligation to pay the rent, including any amounts treated as additional rent, under this Lease for the full Term, and if Landlord so elects Tenant shall continue to pay to Landlord the entire amount of the rent as and when it becomes due, including any amounts treated as additional rent under this Lease, for the remainder of the Term plus any other sums provided in this Lease to be paid by Tenant for the remainder of the Term.

19.1.4.2    Landlord shall use commercially reasonable efforts to relet the Premises or portions thereof to the extent required by applicable law.  Landlord and Tenant agree that nevertheless Landlord shall at most be required to use only the same efforts Landlord then uses to lease premises in the Building generally and that in any case that Landlord shall not be required to give any preference or priority to the showing or leasing of the Premises or portions thereof over any other space that Landlord may be leasing or have available and may place a suitable prospective tenant in any such other space regardless of when such other space becomes available and that Landlord shall have the right to relet the

13

Premises for a greater or lesser term than that remaining under this Lease, the right to relet only a portion of the Premises, or a portion of the Premises or the entire Premises as a part of a larger area, and the right to change the character or use of the Premises.  In connection with or in preparation for any reletting, Landlord may, but shall not be required to, make repairs, alterations and additions in or to the Premises and redecorate the same to the extent Landlord reasonably deems necessary or desirable, and Tenant shall pay the cost thereof, together with Landlord’s reasonable expenses of reletting, including, without limitation, any commission incurred by Landlord, within five (5) days of Landlord’s demand.  Landlord shall not be required to observe any instruction given by Tenant about any reletting or accept any tenant offered by Tenant unless such offered tenant has a credit-worthiness acceptable to Landlord and leases the entire Premises upon terms and conditions including a rate of rent (after giving effect to all expenditures by Landlord for tenant improvements, broker’s commissions and other leasing costs) all no less favorable to Landlord than as called for in this Lease, nor shall Landlord be required to make or permit any assignment or sublease for more than the current term or which Landlord would not be required to permit under the provisions of Article 9.

19.1.4.3    Until such time as Landlord shall elect to terminate the Lease and shall thereupon be entitled to recover the amounts specified in such case in Section 19.1.3, Tenant shall pay to Landlord upon demand the full amount of all rent, including any amounts treated as additional rent under this Lease and other sums reserved in this Lease for the remaining Term, together with the costs of repairs, alterations, additions, redecorating and Landlord’s expenses of reletting and the collection of the rent accruing therefrom (including reasonable attorney’s fees and broker’s commissions), as the same shall then be due or become due from time to time, less only such consideration as Landlord may have received from any reletting of the Premises; and Tenant agrees that Landlord may file suits from time to time to recover any sums falling due under this Article 19 as they become due.  Any proceeds of reletting by Landlord in excess of the amount then owed by Tenant to Landlord from time to time shall be credited against Tenant’s future obligations under this Lease but shall not otherwise be refunded to Tenant or inure to Tenant’s benefit.

19.2                        Upon the occurrence of an Event of Default, Landlord may (but shall not be obligated to) cure such default at Tenant’s sole expense.  Without limiting the generality of the foregoing, Landlord may, at Landlord’s option, enter into and upon the Premises if Landlord determines in its reasonable discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible under this Lease or to otherwise effect compliance with its obligations under this Lease and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant’s business resulting therefrom and Tenant agrees to reimburse Landlord within five (5) days of Landlord’s demand as additional rent, for any reasonable expenses which Landlord may incur in thus effecting compliance with Tenant’s obligations under this Lease, plus interest from the date of expenditure by Landlord at the Wall Street Journal prime rate.

19.3                        Tenant understands and agrees that in entering into this Lease, Landlord is relying upon receipt of all the Annual and Monthly Installments of Rent to become due with respect to all the Premises originally leased hereunder over the full Initial Term of this Lease for amortization, including interest at the Amortization Rate.  For purposes hereof, the “Concession Amount” shall be defined as the aggregate of all amounts forgone or expended by Landlord as free rent under the Lease, under Exhibit B hereof for construction allowances, including the “Landlord’s Allowance” (excluding therefrom any amounts expended by Landlord for Landlord’s Work, as defined in Exhibit B), and for brokers’ commissions payable by reason of this Lease.  Accordingly, Tenant agrees that if this Lease or Tenant’s right to possession of the Premises leased hereunder shall be terminated as of any date (“Default Termination Date”) prior to the expiration of the full Initial Term hereof by reason of a default of Tenant, there shall be due and owing to Landlord as of the day prior to the Default Termination Date, as rent in addition to all other amounts owed by Tenant as of such Date, the amount (“Unamortized Amount”) of the Concession Amount determined as set forth below; provided, however, that in the event that such amounts are recovered by Landlord pursuant to any other provision of this Article 19, Landlord agrees that it shall not attempt to recover such amounts pursuant to this Paragraph 19.3.  For the purposes hereof, the Unamortized Amount shall be determined in the same manner as the remaining principal balance of a mortgage with interest at the Amortization Rate payable in level payments over the same length of time as from the effectuation of the Concession concerned to the end of the full Initial Term of this Lease would be determined.  The foregoing provisions shall also apply to and upon any reduction of space in the Premises, as though such reduction were a termination for Tenant’s default, except that (i) the Unamortized Amount shall be reduced by any amounts paid by Tenant to Landlord to effectuate such reduction and (ii) the manner of application shall be that the Unamortized Amount shall first be determined as though for a full termination as of the Effective Date of the elimination of the portion, but then the amount so determined shall be multiplied by the fraction of which the numerator is the rentable square footage of the eliminated portion and the denominator is the rentable square footage of the Premises originally leased hereunder; and the amount thus obtained shall be the Unamortized Amount.

14

Further, it is agreed that if the Commencement Date does not occur due to any act or default of Tenant then in addition to all other remedies available to Landlord, the entire Landlord’s Allowance received by Tenant shall be immediately due and payable to Landlord without reduction of any kind.

19.4                        If, on account of any breach or default by Tenant in Tenant’s obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney or collection agency concerning or to enforce or defend any of Landlord’s rights or remedies arising under this Lease or to collect any sums due from Tenant, Tenant agrees to pay all costs and fees so incurred by Landlord, including, without limitation, reasonable attorneys’ fees and costs.  TENANT EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY.

19.5                        Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease.

19.6                        No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid, unless in writing signed by Landlord.  No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants contained in this Lease.  Landlord’s acceptance of the payment of rental or other payments after the occurrence of an Event of Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing.  Forbearance by Landlord in enforcing one or more of the remedies provided in this Lease upon an Event of Default shall not be deemed or construed to constitute a waiver of such Default or of Landlord’s right to enforce any such remedies with respect to such Default or any subsequent Default.

19.7                        To secure the payment of all rentals and other sums of money becoming due from Tenant under this Lease, Landlord shall have and Tenant grants to Landlord a first lien upon the leasehold interest of Tenant under this Lease, which lien may be enforced in equity, and a continuing security interest upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord under this Lease shall first have been paid and discharged.  Upon the occurrence of an Event of Default, Landlord shall have, in addition to any other remedies provided in this Lease or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Section 19.7 at public or private sale upon five (5) days’ notice to Tenant.  Tenant shall execute all such financing statements and other instruments as shall be deemed necessary or desirable in Landlord’s discretion to perfect the security interest hereby created.

19.8                        Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed and/or stored, as the case may be, by or at the direction of Landlord but at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof.  Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord’s possession or under Landlord’s control.  Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord’s option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

19.9                        If more than one (1) Event of Default occurs during the Term or any renewal thereof, Tenant’s renewal options, expansion options, purchase options and rights of first offer and/or refusal, if any are provided for in this Lease, shall be null and void.

20.                               TENANT’S BANKRUPTCY OR INSOLVENCY.

20.1                        If at any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a “Debtor’s Law”):

20.1.1              Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant’s assets (each a “Tenant’s Representative”) shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit

15

such assumption, assignment or sublease by the provisions of such Debtor’s Law.  Without limitation of the generality of the foregoing, any right of any Tenant’s Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

20.1.1.1    Such Debtor’s Law shall provide to Tenant’s Representative a right of assumption of this Lease which Tenant’s Representative shall have timely exercised and Tenant’s Representative shall have fully cured any default of Tenant under this Lease.

20.1.1.2    Tenant’s Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the larger of: (a) three (3) months’ rent and other monetary charges accruing under this Lease; and (b) any sum specified in Article 5; and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease.  Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant’s Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant’s Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant’s obligations under this Lease.

20.1.1.3    The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.

20.1.1.4    Landlord shall have, or would have had absent the Debtor’s Law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

21.                               QUIET ENJOYMENT.  Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease.  Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

22.                               CASUALTY

22.1                        In the event the Premises or the Building are damaged by fire or other cause and in Landlord’s reasonable estimation such damage can be materially restored within [*] days, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in rent from the date of such damage.  Such abatement of rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time.  Within forty-five (45) days from the date of such damage, Landlord shall notify Tenant, in writing, of Landlord’s reasonable estimation of the length of time within which material restoration can be made, and Landlord’s determination shall be binding on Tenant.  For purposes of this Lease, the Building or Premises shall be deemed “materially restored” if they are in such condition as would not prevent or materially interfere with Tenant’s use of the Premises for the purpose for which it was being used immediately before such damage.

22.2                        If such repairs cannot, in Landlord’s reasonable estimation, be made within one hundred eighty (180) days, Landlord and Tenant shall each have the option of giving the other, at any time within ninety (90) days after such damage, notice terminating this Lease as of the date of such damage.  In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term.  In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent hereunder shall be proportionately abated as provided in Section 22.1.

22.3                        Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any panelings, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises by, or belonging to, Tenant.  Any insurance which may be carried by Landlord or

16

Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

22.4                        In the event that Landlord should fail to complete such repairs and material restoration within sixty (60) days after the date estimated by Landlord therefor as extended by this Section 22.4, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, within fifteen (15) days after the expiration of said period of time, whereupon the Lease shall end on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in this Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, Acts of God, war, or other natural causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

22.5                        Notwithstanding anything to the contrary contained in this Article:  (a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article 22 occur during the last twelve (12) months of the Term or any extension thereof, but if Landlord determines not to repair such damages Landlord shall notify Tenant and if such damages shall render any material portion of the Premises untenantable Tenant shall have the right to terminate this Lease by notice to Landlord within fifteen (15) days after receipt of Landlord’s notice; and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Building requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Term.

22.6                        In the event of any damage or destruction to the Building or Premises by any peril covered by the provisions of this Article 22, it shall be Tenant’s responsibility to properly secure the Premises and upon notice from Landlord to remove forthwith, at its sole cost and expense, such portion of all of the property belonging to Tenant or its licensees from such portion or all of the Building or Premises as Landlord shall request.

23.                               EMINENT DOMAIN.  If all or any substantial part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu of such appropriation, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease, except that Tenant may only terminate this Lease by reason of taking or appropriation, if such taking or appropriation shall be so substantial as to materially interfere with Tenant’s use and occupancy of the Premises.  If neither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a fair and equitable basis under the circumstances.  In addition to the rights of Landlord above, if any substantial part of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease.  Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant’s trade fixtures and moving expenses; Tenant shall make no claim for the value of any unexpired Term.

24.                               SALE BY LANDLORD.  In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in this Lease in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease.  Except as set forth in this Article 24, this Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee.  If any Security Deposit has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, and Landlord transfers said Security Deposit to the purchaser of the Building, then in such case, Landlord shall be discharged from any further liability with regard to said Security Deposit.

25.                               ESTOPPEL CERTIFICATES.  Within ten (10) business days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or mortgagee or prospective mortgagee a sworn statement certifying:  (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant’s statement; and (e) such other matters as may be reasonably requested by Landlord and that are accurate and truthful.  Landlord and Tenant intend that any statement delivered pursuant to this Article 25 may be relied upon by any mortgagee,

17

beneficiary or purchaser, and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate.  Tenant irrevocably agrees that if Tenant fails to execute and deliver such sworn statement within such ten (10) business day period Landlord or Landlord’s beneficiary or agent may execute and deliver such sworn statement on Tenant’s behalf, and that such certificate shall be fully binding on Tenant.

26.                               SURRENDER OF PREMISES.

26.1                        Tenant agrees to arrange to meet Landlord for two (2) joint inspections of the Premises, the first to occur at least thirty (30) days (but no more than sixty (60) days) before the last day of the Term, and the second to occur not later than forty-eight (48) hours after Tenant has vacated the Premises.  In the event of Tenant’s failure to participate in either such inspection, Landlord’s inspection at or after Tenant’s vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant’s responsibility for repairs and restoration.

26.2                        All alterations, additions, and improvements in, on, or to the Premises which exist as of the Lease Reference Date or are made or installed by or for Tenant after the Lease Reference Date, including, without limitation, carpeting (collectively, “Alterations”), shall be and remain the property of Tenant during the Term.  Upon the expiration or sooner termination of the Term, all Alterations shall become a part of the realty and shall belong to Landlord without compensation, and title shall pass to Landlord under this Lease as by a bill of sale.  At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all Alterations by whomsoever made, in the same conditions received or first installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or other casualty.  Notwithstanding the foregoing, Tenant shall, at Tenant’s sole cost, complete all Pre-Existing Alterations Restoration Work (as defined below) and, if Landlord elects by notice given to Tenant at least ten (10) days prior to expiration of the Term, Tenant shall, at Tenant’s sole cost, remove any Alterations made after the Lease Reference Date [*], as defined below, so designated by Landlord’s notice, including all laboratory space build-out and Alterations, and repair any damage caused by such removal.  Tenant must, at Tenant’s sole cost, remove upon termination of this Lease, any and all of Tenant’s furniture, furnishings, equipment, movable partitions of less than full height from floor to ceiling and other trade fixtures and personal property, as well as all data/telecommunications cabling and wiring installed by or on behalf of Tenant, whether inside walls, under any raised floor or above any ceiling (collectively, “Personalty”).  Personalty not so removed shall be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale, but Tenant shall remain responsible for the cost of removal and disposal of such Personalty, as well as any damage caused by such removal.

“[*].

As part of Tenant’s restoration obligations, Tenant agrees to restore all areas of the Premises shown in gray highlight on Exhibit F attached hereto and made a part hereof to a vanilla shell condition, including open space, with existing floors removed and restored to vanilla shell condition and ready for carpet, drop ceiling with ceiling grid, ceiling tiles, and sprinkler systems (sprinkler heads must be restored to standard office height), walls restored and ready for paint, and standard office lighting (together, the “Pre-Existing Alterations Restoration Work”).

26.3                        All obligations of Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term.  Upon the expiration or earlier termination of the Term, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary to repair and restore the Premises as provided in this Lease and/or to discharge Tenant’s obligation for unpaid amounts due or to become due to Landlord.  All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied.  Any otherwise unused Security Deposit shall be credited against the amount payable by Tenant under this Lease.

27.                               NOTICES.  Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, by fully prepaid registered or certified United States Mail return receipt requested, or by reputable independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth on the Reference Pages, or at such other address as it has then last specified by written notice delivered in accordance with this Article 27, or if to Tenant at either its aforesaid address or its last known registered office or home of a general partner or individual owner, whether or not actually accepted or received by the addressee.  Any such notice or document may also be personally delivered if a receipt is signed by and received from, the individual, if any, named in Tenant’s Notice Address.

18

28.                               TAXES PAYABLE BY TENANT.  In addition to rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties to this Lease:  (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; (c) upon or measured by the Tenant’s gross receipts or payroll or the value of Tenant’s equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises.  In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant’s equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

29.                               INTENTIONALLY DELETED.

30.                               DEFINED TERMS AND HEADINGS.  The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease.  Any indemnification or insurance of Landlord shall apply to and inure to the benefit of all the following “Landlord Entities”, being Landlord, Landlord’s investment manager, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them.  Any option granted to Landlord shall also include or be exercisable by Landlord’s trustee, beneficiary, agents and employees, as the case may be.  In any case where this Lease is signed by more than one person, the obligations under this Lease shall be joint and several.  The terms “Tenant” and “Landlord” or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof.  The term “rentable area” shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications of the Building including a proportionate share of any common areas.  Tenant hereby accepts and agrees to be bound by the figures for the rentable square footage of the Premises and Tenant’s Proportionate Share shown on the Reference Pages; however, Landlord shall adjust either or both figures if there is manifest error, addition or subtraction to the Building or any business park or complex of which the Building is a part, remeasurement or other circumstance reasonably justifying adjustment.  The term “Building” refers to the structure in which the Premises are located and the common areas (parking lots, sidewalks, landscaping, etc.) appurtenant thereto.  If the Building is part of a larger complex of structures, the term “Building” may include the entire complex, where appropriate (such as shared Expenses or Taxes) and subject to Landlord’s reasonable discretion.

31.                               TENANT’S AUTHORITY.  If Tenant signs as a corporation, partnership, trust or other legal entity each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the state in which the Building is located, that the entity has full right and authority to enter into this Lease, and that all persons signing on behalf of the entity were authorized to do so by appropriate actions. Tenant agrees to deliver to Landlord, simultaneously with the delivery of this Lease, a corporate resolution, proof of due authorization by partners, opinion of counsel or other appropriate documentation reasonably acceptable to Landlord evidencing the due authorization of Tenant to enter into this Lease.

Tenant hereby represents and warrants that neither Tenant, nor any persons or entities holding any legal or beneficial interest whatsoever in Tenant, are (i) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury (“OFAC”); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App.  § 5, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or (iii) named on the following list that is published by OFAC: “List of Specially Designated Nationals and Blocked Persons.” If the foregoing representation is untrue at any time during the Term, an Event of Default will be deemed to have occurred, without the necessity of notice to Tenant.

32.                               FINANCIAL STATEMENTS AND CREDIT REPORTS.  At Landlord’s request [*], Tenant shall deliver to Landlord a copy, certified by an officer of Tenant as being a true and correct copy, of Tenant’s most recent audited financial statement, or, if unaudited, certified by Tenant’s chief financial officer as being true, complete and correct in all material respects.  Landlord agrees to treat all such financial statements as Tenant confidential information, and shall not share such statements or information contained in such statements with any third party without first obtaining Tenant’s express written permission.  Tenant hereby authorizes Landlord to obtain one or more credit reports on Tenant at any time [*] and shall execute such further authorizations as Landlord may reasonably require in order to obtain a credit report.  [*].

19

33.                               COMMISSIONS.  Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Pages.

34.                               TIME AND APPLICABLE LAW.  Time is of the essence of this Lease and all of its provisions.  This Lease shall in all respects be governed by the laws of the state in which the Building is located.

35.                               SUCCESSORS AND ASSIGNS.  Subject to the provisions of Article 9, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

36.                               ENTIRE AGREEMENT.  This Lease, together with its exhibits, contains all agreements of the parties to this Lease and supersedes any previous negotiations.  There have been no representations made by the Landlord or any of its representatives or understandings made between the parties other than those set forth in this Lease and its exhibits.  This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

37.                               EXAMINATION NOT OPTION.  Submission of this Lease shall not be deemed to be a reservation of the Premises.  Landlord shall not be bound by this Lease until it has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants.  Notwithstanding anything contained in this Lease to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord any security deposit required by Article 5, the first month’s rent as set forth in Article 3 and any sum owed pursuant to this Lease.

38.                               RECORDATION.  Tenant shall not record or register this Lease or a short form memorandum hereof without the prior written consent of Landlord, and then shall pay all charges and taxes incident such recording or registration.  In the event that Landlord records or registers this Lease or a memorandum thereof, Landlord shall pay charges and taxes incident to such recording or registration.

39.                               RIGHT OF FIRST OFFER.

39.1                        Provided that as of the date of the giving of the First Offer Notice, (a) Tenant is the Tenant originally named herein, (b) Tenant actually occupies substantially all of the Premises originally demised under this Lease and any space added to the Premises; and (c) no Event of Default exists, if at any time during the Term any lease for any space in the Building (the “Offered Space”) expires, then Landlord, before offering such Offered Space to anyone other than the tenant then occupying such space (or its affiliates) or other tenants with prior rights to the Offered Space, will offer to Tenant the right to include the Offered Space within the Premises on the same terms and conditions upon which Landlord intends to offer the Offered Space for lease, provided that such terms shall include (and make appropriate business term adjustments for) an abatement of the Monthly Installments of Annual Rent which would be due for the Offered Space for a period of 120 days following the date of Tenant’s Notice.

39.2                        Such offer will be made by Landlord to Tenant in a written notice (the “First Offer Notice”), which offer will designate the space being offered and specify the terms which Landlord intends to offer with respect to the Offered Space.  Tenant may accept the offer set forth in the First Office Notice by delivering to Landlord an unconditional acceptance (“Tenant’s Notice”) of such offer within ten (10) days after delivery by Landlord of the First Offer Notice to Tenant.  Time will be of the essence with respect to the giving of Tenant’s Notice.  If Tenant does not accept (or fails to timely accept) an offer made by Landlord in the First Offer Notice, Landlord will be under no further obligation with respect to such space.

39.3                        Tenant must accept all Offered Space offered by Landlord at any one time if it desires to accept any of such Offered Space and may not exercise its right with respect to only part of such space.  In addition, if Landlord desires to lease more than just the Offered Space to one tenant, Landlord may offer to Tenant, pursuant to the terms hereof, all such space which Landlord desires to lease, and Tenant must exercise its rights hereunder with respect to all such space, and may not insist on receiving an offer for just the Offered Space.

39.4                        If Tenant at any time declines any Offered Space offered by Landlord, Tenant will be deemed to have waived all further rights with respect to the Offered Space until such time as any future lease for such space expires, and Landlord will be free to lease the Offered Space to third parties, including on terms which may be more or less favorable to Landlord than those offered to Tenant.  In such event, upon Landlord’s request, Tenant will execute a release evidencing its waiver of such rights with respect to the Offered Space.

20

39.5                        The rights of Tenant under this Section 39 for any Offered Space shall not apply if as of the time that Tenant sends the Tenant’s Notice, there are less than 36 months remaining in the Term, unless prior to Tenant’s delivery of the Extension Notice, Tenant and Landlord have agreed to an extension of the Term for an Extension Term under Section 2.4 above (including an agreement on the Annual Rent for the Extension Term).

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

21

40.                               LIMITATION OF LANDLORD’S LIABILITY.  Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord’s interest in the Building.  The obligations of Landlord under this Lease are not intended to be and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its or its investment manager’s trustees, directors, officers, partners, beneficiaries, members, stockholders, employees, or agents, and in no case shall Landlord be liable to Tenant hereunder for any lost profits, damage to business, or any form of special, indirect or consequential damages.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LANDLORD:		TENANT:

MOR GATE LLC		ACELL, INC.

By:	/s/ Michael A. Ready	By:	/s/ Edward O’Brien
	Michael A. Ready	Name:	Edward O’Brien
	Vice President	Title:	CFO
Dated:	1/30 , 2015	Dated:	1-27-15 , 2015

A-22

EXHIBIT A — FLOOR PLAN DEPICTING THE PREMISES

attached to and made a part of Lease bearing the

Lease Reference Date of                , 2015 between

MOR Gate LLC as Landlord and

ACell, Inc., as Tenant

Exhibit A is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease.  It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations.  It is not to be scaled; any measurements or distances shown should be taken as approximate.

Initials

A

EXHIBIT A-1 — SITE PLAN

attached to and made a part of Lease bearing the

Lease Reference Date of                , 2015 between

MOR Gate LLC as Landlord and

ACell, Inc., as Tenant

Exhibit A-1 is intended only to show the general location of the Premises as of the beginning of the Term of this Lease.  It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations.  It is not to be scaled; any measurements or distances shown should be taken as approximate.

Initials

A-1

EXHIBIT B — INITIAL ALTERATIONS

attached to and made a part of Lease bearing the

Lease Reference Date of                , 2015 between

MOR Gate LLC as Landlord and

ACell, Inc., as Tenant

1.                                      Landlord agrees that Landlord will contribute to Tenant the amount of $[*] (“Landlord’s Allowance for Suite 100”) to be applied solely toward the cost of the Tenant Improvement Costs for Suite 100 of the Premises (and to the extent provided below, toward Annual Rent obligations for Suite 100).  Landlord agrees that Landlord will contribute to Tenant the amount of $[*] (“Landlord’s Allowance for Suite 200”) to be applied solely toward the cost of the Tenant Improvement Costs for Suite 200 of the Premises (and to the extent provided below, toward Annual Rent obligations for Suite 200).Landlord’s Allowance for Suite 100 and Landlord’s Allowance for Suite 200 are collectively referred to as “Landlord’s Allowance”.  Landlord shall not be required to disburse Landlord’s Allowance during such time as uncured Event of Default exists and is continuing beyond any applicable notice and cure period under the Lease.  [*] in accordance with the terms and restrictions set forth in Sections 2 and 3 below.  [*] in accordance with the terms and restrictions set forth in Section 2 below.

“Tenant Improvements” means all direct improvements made by Tenant to Suite 100 or Suite 200 (as applicable) and approved by Landlord (and excluding Tenant’s personal property, furniture, IT and phone systems and the like).

“Tenant Improvement Costs” means all direct costs for the Tenant Improvements, together with all overhead payable to Tenant’s General Contractor for the Tenant Improvements and all architectural and engineering fees payable by Tenant for the Tenant Improvements and all permit fees for the Tenant Improvements, whether such costs were incurred by Tenant prior to the date of this Lease or will be incurred after the date of this Lease.

2.                                      Prior to the Commencement Date for Suite 100, the amount of the Landlord’s Allowance for Suite 100 which may be drawn upon by Tenant shall be limited to [*]; following the Commencement Date for Suite 100, Tenant shall have full access to the Landlord’s Allowance for Suite 100, subject to the terms of this Exhibit B.  Landlord shall disburse Landlord’s Allowance for Suite 100 directly to Tenant, to be applied towards the Tenant Improvement Costs for Suite 100, upon Landlord’s receipt of invoices for the Tenant Improvement Costs for which Tenant is seeking reimbursement from Landlord from the Landlord’s Allowance for Suite 100.  Moreover, prior to each such payment by Landlord, the following conditions also shall be satisfied (the “Payment [*].  Tenant shall use Landlord’s Allowance for Suite 100 within 12 months following the Commencement Date for Suite 100 (the “Suite 100 Allowance Expiration Date”), or the same shall no longer be available to Tenant, [*].

3.                                      Prior to the Commencement Date for Suite 200, the amount of the Landlord’s Allowance for Suite 200 which may be drawn upon by Tenant shall be limited to [*]; following the Commencement Date for Suite 200, Tenant shall have full access to the Landlord’s Allowance for Suite 200, subject to the terms of this Exhibit B.  Landlord shall disburse Landlord’s Allowance for Suite 200 directly to Tenant, to be applied towards the Tenant Improvement Costs for Suite 200, upon Landlord’s receipt of invoices for the Tenant Improvement Costs for which Tenant is seeking reimbursement from Landlord from the Landlord’s Allowance for Suite 200.  Moreover, prior to each such payment by Landlord, the following conditions also shall be satisfied (the “Payment Conditions”): [*].  Tenant shall use Landlord’s Allowance for Suite 200 within 12 months following the Commencement Date for Suite 200 (the “Suite 200 Allowance Expiration Date”), or the same shall no longer be available to Tenant, [*].

4.                                      Tenant shall pay all costs of the Tenant Improvements exceeding the amount of the Landlord’s Allowance.

Initials

B

EXHIBIT C — COMMENCEMENT DATE MEMORANDUM

attached to and made a part of Lease bearing the

Lease Reference Date of                , 2015 between

MOR Gate LLC as Landlord and

ACell, Inc., as Tenant

COMMENCEMENT DATE MEMORANDUM

THIS MEMORANDUM, made as of      , 20     , by and between       (“Landlord”) and       (“Tenant”).

Recitals:

A.                                    Landlord and Tenant are parties to that certain Lease, dated for reference      , 20      (the “Lease”) for certain premises (the “Premises”) consisting of approximately       square feet at the building commonly known as      .

B.                                    Tenant is in possession of the Premises and the Term of the Lease has commenced.

C.                                    Landlord and Tenant desire to enter into this Memorandum confirming the Commencement Date, the Termination Date and other matters under the Lease.

NOW, THEREFORE, Landlord and Tenant agree as follows:

1.                                      The actual Commencement Date is      .

2.                                      The actual Termination Date is      .

3.                                      The schedule of the Annual Rent and the Monthly Installment of Rent set forth on the Reference Pages is deleted in its entirety, and the following is substituted therefor:

[insert rent schedule]

4.                                      Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

LANDLORD:		TENANT:

MOR GATE LLC		ACELL, INC.

By:	DO NOT SIGN	By:	DO NOT SIGN
	Michael A. Ready	Name:
	Vice President	Title:
Dated:	, 2015	Dated:	, 2015

Initials

C

EXHIBIT D — RULES AND REGULATIONS

attached  to and made a part of Lease bearing the

Lease Reference Date of                , 2015 between

MOR Gate LLC as Landlord and

ACell, Inc., as Tenant

1.                                      No sign, placard, picture, advertisement, name or notice (collectively referred to as “Signs”) shall be installed or displayed on any part of the outside of the Building without the prior written consent of the Landlord which consent shall be in Landlord’s sole discretion. All approved Signs shall be printed, painted, affixed or inscribed at Tenant’s expense by a person or vendor approved by Landlord and shall be removed by Tenant at Tenant’s expense upon vacating the Premises. Landlord shall have the right to remove any Sign installed or displayed in violation of this rule at Tenant’s expense and without notice.

2.                                      If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises or Building, Tenant shall immediately discontinue such use.  No awning shall be permitted on any part of the Premises.  Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

3.                                      Tenant shall not alter any lock or other access device or install a new or additional lock or access device or bolt on any door of its Premises without the prior written consent of Landlord.  Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys or other means of access to all doors.

4.                                      If Tenant requires telephone, data, burglar alarm or similar service, the cost of purchasing, installing and maintaining such service shall be borne solely by Tenant. No boring or cutting for wires will be allowed without the prior written consent of Landlord. Landlord shall direct electricians as to where and how telephone, data, and electrical wires are to be introduced or installed. The location of burglar alarms, telephones, call boxes or other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord.

5.                                      Tenant shall not place a load upon any floor of its Premises, including mezzanine area, if any, which exceeds the load per square foot that such floor was designed to carry and that is allowed by law. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

6.                                      Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building without Landlord’s prior written consent which consent shall be in Landlord’s sole discretion.

7.                                      Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork, plaster or drywall (except for pictures and general office uses) or in any way deface the Premises or any part thereof.   Tenant shall not affix any floor covering to the floor of the Premises or paint or seal any floors in any manner except as approved by Landlord.  Tenant shall repair any damage resulting from noncompliance with this rule.

8.                                      No cooking shall be done or permitted on the Premises, except that Underwriters’ Laboratory approved microwave ovens or equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

9.                                      Tenant shall not use any hand trucks except those equipped with the rubber tires and side guards, and may use such other material-handling equipment as Landlord may approve.  Tenant shall not bring any other vehicles of any kind into the Building. Forklifts which operate on asphalt areas shall only use tires that do not damage the asphalt.

10.                               Tenant shall not use the name of the Building or any photograph or other likeness of the Building in connection with or in promoting or advertising Tenant’s business except that Tenant may include the Building name in Tenant’s address. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building.

11.                               All trash and refuse shall be contained in suitable receptacles at locations approved by Landlord. Tenant shall not place in the trash receptacles any personal trash or material that cannot be disposed of in the ordinary and customary manner of removing such trash without violation of any law or ordinance governing such disposal.

D 1

12.                               Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governing authority.

13.                               Tenant assumes all responsibility for securing and protecting its Premises and its contents including keeping doors locked and other means of entry to the Premises closed.

14.                               Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without Landlord’s prior written consent.

15.                               No person shall go on the roof without Landlord’s permission.

16.                               Tenant shall not permit any animals, other than seeing-eye dogs, to be brought or kept in or about the Premises or any common area of the property.

17.                               Tenant shall not permit any motor vehicles to be washed or mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or parking lot.

18.                               These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building.  Landlord may waive any one or more of these Rules and Regulations for the benefit of any tenant or tenants, and any such waiver by Landlord shall not be construed as a waiver of such Rules and Regulations for any or all tenants.

19.                               Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order in and about the Building.  Tenant agrees to abide by all such rules and regulations herein stated and any additional rules and regulations which are adopted.  Tenant shall be responsible for the observance of all of the foregoing rules by Tenant’s employees, agents, clients, customers, invitees and guests.

20.                               Any toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown into them.  The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

21.                               Tenant shall not permit smoking or carrying of lighted cigarettes or cigars in areas reasonably designated by Landlord or any applicable governmental agencies as non-smoking areas.

22.                               Any directory of the Building or project of which the Building is a part (“Project Area”), if provided, will be exclusively for the display of the name and location of tenants only and Landlord reserves the right to charge for the use thereof and to exclude any other names.

23.                               Canvassing, soliciting, distribution of handbills or any other written material in the Building or Project Area is prohibited and each tenant shall cooperate to prevent the same. No tenant shall solicit business from other tenants or permit the sale of any goods or merchandise in the Building or Project Area without the written consent of Landlord.

24.                               Any equipment belonging to Tenant which causes noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate the noise or vibration.

25.                               Driveways, sidewalks, halls, passages, exits, entrances and stairways (“Access Areas”) shall not be obstructed by tenants or used by tenants for any purpose other than for ingress to and egress from their respective premises. Access areas are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building or its tenants.

26.                               Landlord reserves the right to designate the use of parking areas and spaces.  Tenant shall not park in visitor, reserved, or unauthorized parking areas. Tenant and Tenant’s guests shall park between designated parking lines only and shall not park motor vehicles in those areas designated by Landlord for loading and unloading. Vehicles in violation of the above shall be subject to being towed at the vehicle owner’s expense. Vehicles parked overnight without prior written

D 2

consent of the Landlord shall be deemed abandoned and shall be subject to being towed at vehicle owner’s expense. Tenant will from time to time, upon the request of Landlord, supply Landlord with a list of license plate numbers of vehicles owned or operated by its employees or agents.

27.                               No trucks, tractors or similar vehicles can be parked anywhere other than in Tenant’s own truck dock area. Tractor-trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the parking areas or on streets adjacent thereto.

28.                               During periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow and loading and unloading areas of other tenants.  All products, materials or goods must be stored within the Tenant’s Premises and not in any exterior areas, including, but not limited to, exterior dock platforms, against the exterior of the Building, parking areas and driveway areas. Tenant agrees to keep the exterior of the Premises clean and free of nails, wood, pallets, packing materials, barrels and any other debris produced from their operation.

[REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

D 3

EXHIBIT E —  HVAC UNITS

attached to and made a part of Lease bearing the

Lease Reference Date of                , 2015 between

MOR Gate LLC as Landlord and

ACell, Inc., as Tenant

6640 Eli Whitney Drive — HVAC Units

Make	Model #	Serial #	Area located	Size (Ton)

Carrier #3	48TFD012-601GA	3700G34041	Connector*	10 Ton
Carrier #1	48TFD012601GA	3700G34037	Connector*	10 Ton
Carrier #2	48TFD012601GA	3700G34036	Connector*	10 Ton
Trane	2TWB3024A1000AA	6453LEA4F	Conference Room-6640	3 Ton
Trane #4	YCD330A4KU2B6DH4000	C06D03256	6640	2.5 Ton
Trane #2	YSC060A4ELA2T	650101808L	6640	5 Ton
Trane #3	TSC072A4EMA250	650101991L	6640	6 Ton
Trane #1	YSC072A4EMA25C	G50101915L	6640	6 Ton
York #1	D4CG090N133046A	NAHM010268	Stock Room-6640	8 Ton
York #2	D1EG240N24046E	NAHM008519	Lab-6640	20 Ton
York #3	D1EG240N24046E	NAHM004495	Lab-6640	20 Ton
York #4	D1EG240N24046E	NAHM007200	6640	20 Ton
York #5	Y14AN4413CACAAB	NAHM009455	6640	40 Ton
York Cond.	HA120C00A4AAA1A	NOE6298693	6640	10 Ton

*Note — These HVAC Units are in the enclosed area connecting 6640 and 6650 Eli Whitney Drive.

Initials

E

EXHIBIT F — PRE-EXISTING ALTERATIONS

attached to and made a part of Lease bearing the

Lease Reference Date of   January 27, 2015 between

MOR Gate LLC as Landlord and

ACell, Inc., as Tenant

Initials

E

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO ACELL, INC. IF PUBLICLY DISCLOSED.

LEASE

MOR GATE LLC,

Landlord,

and

ACELL, INC.,

Tenant

at

6650 Eli Whitney Drive

Columbia, Maryland  21046

i

TABLE OF CONTENTS (continued)
		Page
38.	RECORDATION	21

39.	RIGHT OF FIRST OFFER	21

40.	LIMITATION OF LANDLORD’S LIABILITY	22

EXHIBIT A — FLOOR PLAN DEPICTING THE PREMISES

EXHIBIT A-1 — SITE PLAN

EXHIBIT B — INITIAL ALTERATIONS

EXHIBIT C — COMMENCEMENT DATE MEMORANDUM

EXHIBIT D — RULES AND REGULATIONS

EXHIBIT E — HVAC UNITS

ii

MULTI-TENANT INDUSTRIAL NET LEASE

REFERENCE PAGES

BUILDING:	6650 Eli Whitney Drive Columbia, Maryland 21046

LANDLORD:	MOR Gate LLC

LANDLORD’S ADDRESS:	c/o RREEF 8980 Route 108, Suite C Columbia, MD 21045

WIRE INSTRUCTIONS AND/OR ADDRESS FOR RENT PAYMENT:	MOR Gate LLC Gateway 58-6650 P. O. Box 6233 Hicksville, New York 11802-6233

LEASE REFERENCE DATE:	January 27 , 2015

TENANT:	ACell, Inc., a Delaware corporation

TENANT’S NOTICE ADDRESS:

(a) As of beginning of Term:	6650 Eli Whitney Drive, Suite Number 300 Columbia, Maryland 21046

(b) Prior to beginning of Term (if different):	N/A

PREMISES ADDRESS:	6650 Eli Whitney Drive, Suite Number 300 Columbia, Maryland 21046

PREMISES RENTABLE AREA:	Approximately 19,441 rentable square feet (for outline of Premises see Exhibit A)

USE:	Office, medical device manufacturing, medical research, and all other legally permitted uses related thereto

COMMENCEMENT DATE:	March 1, 2017

TERM OF LEASE:

Approximately six (6) years and one (1) month, beginning on the Commencement Date and ending on the Termination Date. The period from the Commencement Date to the last day of the same month is the “Commencement Month.”

TERMINATION DATE:	March 31, 2023

Initials

iii

ANNUAL RENT and MONTHLY INSTALLMENT OF RENT(Article 3):

Period		Rentable Square	Annual Rent				Monthly Installment
from	through	Footage	Per Square Foot		Annual Rent		of Rent
3/1/2017	2/28/2018	19,441	$	[*]	$	[*]	$	[*]
3/1/2018	2/28/2019	19,441	$	[*]	$	[*]	$	[*]
3/1/2019	2/28/2020	19,441	$	[*]	$	[*]	$	[*]
3/1/2020	2/28/2021	19,441	$	[*]	$	[*]	$	[*]
3/1/2021	2/28/2022	19,441	$	[*]	$	[*]	$	[*]
3/1/2022	2/28/2023	19,441	$	[*]	$	[*]	$	[*]
3/1/2023	3/31/2023	19,441	$	[*]	$	[*]	$	[*]

INITIAL ESTIMATED MONTHLY INSTALLMENT OF RENT ADJUSTMENTS (Article 4)	Taxes $[*] Expenses $[*]

TENANT’S PROPORTIONATE SHARE:	34.87%

SECURITY DEPOSIT:	$[*]

ASSIGNMENT/SUBLETTING FEE	$[*]

REAL ESTATE BROKER DUE COMMISSION:	CBRE, Inc. and Jones Lange LaSalle Brokerage, Inc.

TENANT’S NAICS CODE:

AMORTIZATION RATE:	[*]%

The Reference Pages information is incorporated into and made a part of the Lease.  In the event of any conflict between any Reference Pages information and the Lease, the Lease shall control.  This Lease includes Exhibits A through E, all of which are made a part of this Lease.

LANDLORD:		TENANT:
MOR GATE LLC		ACELL, INC.

By:	/s/ Michael A. Ready	By:	/s/ Edward O’Brien
	Michael A. Ready	Name:	Edward O’Brien
	Vice President	Title:	CFO
Dated:	1/30 , 2015	Dated:	1-27-15 , 2015

iv

LEASE

By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Building as set forth and described on the Reference Pages. The Premises are depicted on the floor plan attached hereto as Exhibit A, and the Building is depicted on the site plan attached hereto as Exhibit A-1.  The Reference Pages, including all terms defined thereon, are incorporated as part of this Lease.

1.                                      USE AND RESTRICTIONS ON USE.

1.1                               The Premises are to be used solely for the purposes set forth on the Reference Pages.  Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure, annoy, or disturb them, or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose.  Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained.  Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy and shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in the Building or appurtenant land, caused or permitted by, or resulting from the specific use by, Tenant, or in or upon, or in connection with, the Premises, all at Tenant’s sole expense.  Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof without the consent of Landlord which shall not be unreasonably withheld, conditioned or delayed.

1.2                               Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees (collectively, the “Tenant Entities”) to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively “Hazardous Materials”) flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively “Environmental Laws”), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or allow the environment to become contaminated with any Hazardous Materials.  Notwithstanding the foregoing, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office, medical device manufacturing and medical research purposes; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment.  Tenant shall protect, defend, indemnify and hold each and all of the Landlord Entities (as defined in Article 30) harmless from and against any and all loss, claims, liability or costs (including court costs and attorney’s fees) incurred by reason of any actual or asserted failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials by Tenant or any Tenant Entity (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision of this Section 1.2.

1.3                               Tenant and the Tenant Entities will be entitled to the non-exclusive use of the common areas of the Building as they exist from time to time during the Term and any renewal periods, including the parking facilities, subject to Landlord’s rules and regulations regarding such use.  However, in no event will Tenant or the Tenant Entities park more vehicles in the parking facilities than four (4) spaces per 1,000 rentable square feet of the Premises leased hereunder.  Tenant shall have the right to mark three (3) parking spaces (the “Reserved Parking Spaces”) adjacent to the visitor entrance to the Premises (as designated by Landlord) as “Reserved” for Tenant’s exclusive parking, provided that Landlord shall have no obligation to monitor or enforce such Reserved Parking Spaces.  The Reserved Parking Spaces shall be made available at no additional cost to Tenant.  Except for the Reserved Parking Spaces, the foregoing shall not be deemed to provide Tenant with an exclusive right to any parking spaces or any guaranty of the availability of any particular parking spaces or any specific number of parking spaces.

1.4                               Tenant shall be permitted, at Tenant’s expense, to install Building standard suite entry signage at the Premises, subject to Landlord’s approval of design, size and location, which shall not be unreasonably withheld, conditioned or delayed.  Tenant shall be permitted to retain the current monument signage that is installed at the entrance of the office park.  All such signage shall comply with all applicable governmental and private restrictions and requirements.

1.5                               Tenant shall have the right, at no additional rental charge, subject to the conditions set for the below, to locate up to five (5) pieces of Satellite Equipment (as hereafter defined) on the roof of the Building.  “Satellite Equipment” is roof top antennas, roof top satellite dishes and other roof top communication devices reasonably approved by Landlord with such approval not to be unreasonably withheld, conditioned or delayed.  Tenant’s right to so locate the Satellite Equipment is subject to the following conditions:  (a) the location of the Satellite Equipment shall be determined by Landlord, (b) the location, screening, size, and all other aspects of the Satellite Equipment must be approved by Landlord and must comply with all applicable zoning, land use, and other laws, ordinances and requirements and all private restrictions and park covenants, (c) all roof penetrations necessary for the installation of the Satellite Equipment shall be performed, at Landlord’s election, solely by Landlord’s contractor at Tenant’s expense, so long as Landlord’s contractor’s fees and expenses for so doing do not exceed market rates, (d) the Satellite Equipment shall be removed at the expiration of the Term, and (e) Tenant shall (i) maintain Satellite Equipment in good working order, (ii) pay for any repair of any damage to the roof of the Building due to such Satellite Equipment and (iii) indemnify and hold Landlord harmless for any claims or liabilities arising out of the installation, maintenance, use or removal of the Satellite Equipment.

2.                                      TERM.

2.1                               The Term of this Lease shall begin on the Commencement Date and shall terminate on the Termination Date, unless sooner terminated by the provisions of this Lease.  Landlord shall tender possession of the Premises with all the work, if any, to be performed by Landlord pursuant to Exhibit B to this Lease substantially completed.  Tenant shall deliver a punch list of items not completed within thirty (30) days after Landlord tenders possession of the Premises and Landlord agrees to proceed with due diligence to perform its obligations regarding such items.  Tenant shall, at Landlord’s request, execute and deliver a memorandum agreement provided by Landlord in the form of Exhibit C attached hereto, setting forth the actual Commencement Date, Termination Date and, if necessary, a revised rent schedule.  Should Tenant fail to do so within thirty (30) days after Landlord’s written request, the information set forth in such memorandum provided by Landlord shall be conclusively presumed to be agreed and correct.

2.2                               Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises on the Commencement Date for any reason, Landlord shall not be liable for any damage resulting from such inability, but Tenant shall not be liable for any rent until the time when Landlord can, after notice to Tenant, deliver possession of the Premises to Tenant.  No such failure to give possession on the Commencement Date shall affect the other obligations of Tenant under this Lease.

2.3                               In the event Landlord permits Tenant, or any agent, employee or contractor of Tenant, to enter, use or occupy the Premises prior to the Commencement Date, such entry, use or occupancy shall be subject to all the provisions of this Lease other than the payment of rent, including, without limitation, Tenant’s compliance with the insurance requirements of Article 11.  Said early possession shall not advance the Termination Date.

2.4                               Provided that as of the time of the giving of the Extension Notice (as defined below) and the Commencement Date of the Extension Term, (as defined below) no uncured Event of Default (defined in Section 18 below) exists or would exist but for the passage of time or the giving of notice, or both; then Tenant will have the right to extend the Term of this Lease for two (2) additional terms of five (5) years (each, an “Extension Term”) commencing on the day following the expiration of the Term of this Lease (each, the “Commencement Date of the Extension Term”).  Tenant will give Landlord notice (each, the “Extension Notice”) of its election to extend the Term of this Lease at least 9 months, but not more than 12 months, prior to the scheduled expiration date of the Term of this Lease (the “Notice Period”).  Unless otherwise agreed to by Landlord, if Tenant does not give the Extension Notice during the Notice Period, Tenant’s right to extend the Term of this Lease will automatically terminate.  Time is of the essence as to the giving of each Extension Notice.

The Annual Rent payable by Tenant to Landlord during each Extension Term will be the then prevailing market rate for comparable space at the Building and comparable buildings in the vicinity of the Building, taking into account the size of the Premises, the length of the renewal term, market escalations, market concessions and the credit of Tenant.  The Annual Rent will not be reduced by reason of any costs or expenses saved by Landlord by reason of Landlord’s not having to find a new tenant for the Premises (including, without limitation, brokerage commissions, costs of improvements, rent concessions or lost rental income during any vacancy period).

The Annual Rent payable by Tenant to Landlord during each Extension Term will be determined in the following way:

(1)                                 Landlord and Tenant shall negotiate in good faith, making themselves available for negotiations, and if prior to Tenant’s delivery of the Extension Notice, Tenant and Landlord have previously agreed in writing upon the Annual Rent for the Extension Term, then the Annual Rent shall be as so agreed to by Landlord and Tenant.  If Landlord and Tenant have not previously agreed to the Annual Rent for the Extension Term when Tenant sends Landlord the Extension Notice, then Landlord shall notify Tenant (“Landlord’s Determination Notice”) of Landlord’s determination of Annual Rent within 30 days of Tenant’s Extension Notice.  If Tenant disagrees with Landlord’s determination, Tenant shall notify Landlord (“Tenant’s Notice of Disagreement”) within ten (10) business days after written receipt of Landlord’s written Determination Notice, either (A) revoking and terminating its election for the Extension Term, or (B) requesting that the Annual Rent be determined by the Brokers, pursuant to the procedure set forth below (the “3 Broker Method”).  If Tenant so elects to have the Annual Rent for the Extension Term determined by the 3 Broker Method, then the Annual Rent shall be determined as follows:  Landlord and Tenant shall, within fifteen (15) days of the date on which Tenant’s Notice of Disagreement was given, each appoint a Broker (as hereinafter defined) for the purpose of determining Annual Rent.  A “Broker” shall mean a Maryland real estate broker, duly licensed for a period in excess of ten (10) years and who has at least ten (10) years’ experience in leasing flex buildings in the greater Baltimore area.  In the event that the two (2) Brokers fail to agree as to the Annual Rent within a period of thirty (30) days after the appointment of the second Broker, the two (2) Brokers shall forthwith appoint a third Broker, who shall make a determination of Annual Rent in the manner hereinafter set forth within fifteen (15) days thereafter.  If the two (2) Brokers fail to agree with such third Broker within such fifteen (15) day period, such third Broker shall be appointed by a judge of the state court located in the county in which the Building is located.  Within five (5) days of the appointment of such third Broker, each party shall submit to the third Broker a written report setting forth its determination of Annual Rent, together with such information on comparable rentals or such other evidence as such party shall deem relevant.  The third Broker shall, within three (3) days following the submission of such written reports, render its decision by selecting the determination of Annual Rent submitted by either the Broker selected by Landlord or the Broker selected by Tenant, which in the judgment of the third Broker, most nearly reflects the Annual Rent for the Premises.  It is expressly understood that such third Broker shall have no power or authority to select any Annual Rent other than the Annual Rent submitted by the Broker for Landlord or submitted by the Broker for Tenant.  The decision of such Brokers or third Broker, as the case may be, shall be final and binding upon the parties, and such decision shall be in writing and a copy shall be delivered simultaneously to Landlord and to Tenant.  Tenant may not rescind its Extension Notice for any reason.  If such Brokers fail to deliver their decision as set forth above prior to the expiration of the initial Term of this Lease, Tenant shall pay to Landlord Annual Rent at the rate then in effect on the last day of the then current Term of this Lease until such decision is so delivered.  If the Annual Rent as determined above is in excess of the actual rent paid, Tenant, within five (5) days of demand, shall pay to Landlord the difference between the actual rent paid and the Annual Rent from the Commencement Date of the Extension Term.  Landlord and Tenant shall each be responsible for and shall pay the fee of the Broker appointed by them, and Landlord and Tenant shall share equally in the fee of the third Broker.

Except for the Annual Rent as determined above, Tenant’s occupancy of the Premises during the Extension Term will be on the same terms and conditions (including the payment of Additional Rent) as are in effect immediately prior to the expiration of the initial Term of this Lease.

Landlord will have no obligation to refurbish or otherwise improve the Premises for the Extension Term.  The Premises will be tendered on the Commencement Date of the Extension Term in “as-is” condition.

If the Lease is extended for the Extension Term, Landlord will prepare, and both parties will execute, an amendment to the Lease confirming the extension of the Lease Term and the other provisions applicable thereto (the “Amendment”).

3.                                      RENT.

3.1                               Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first day of each full calendar month during the Term, except that the first full month’s rent shall be paid upon the execution of this Lease.  The Monthly Installment of Rent in effect at any time shall be one-twelfth (1/12) of the Annual Rent in effect at such time.  Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Rent based upon the number of days in such month.  Said rent shall be paid to Landlord, without deduction or offset and without notice or demand, at the Rent Payment Address, as set forth on the Reference Pages, or to such other person or at such other place as Landlord may from time to time designate in writing.  If an Event of Default occurs more than twice in any calendar year, Landlord may require by written notice to Tenant that all subsequent rent payments be made by an automatic payment from Tenant’s bank account to Landlord’s account, without cost to Landlord.  Tenant must implement such automatic payment system prior to the next scheduled rent payment or within fifteen (15) business days after Landlord’s notice, whichever is later.  Unless specified in this Lease to the contrary, all amounts and sums payable by Tenant to Landlord pursuant to this Lease shall be deemed additional rent.

3.2                               Tenant recognizes that late payment of any rent or other sum due under this Lease will result in administrative expense to Landlord, the extent of which additional expense is difficult and impractical to ascertain.  Tenant therefore agrees, that if rent or any other sum is not paid when due and payable pursuant to this Lease, a late charge shall be imposed in an amount equal to the greater of:  [*] or other payment.  The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant’s obligation for each successive month until paid.  Notwithstanding the foregoing, such late charge shall not be imposed for the first late payment of Rent made under this Lease.  The provisions of this Section 3.2 in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Section 3.2 in any way affect Landlord’s remedies pursuant to Article 19 of this Lease in the event said rent or other payment is unpaid after date due.

4.                                      RENT ADJUSTMENTS.

4.1                               For the purpose of this Article 4, the following terms are defined as follows:

4.1.1                     Lease Year:  Each calendar year which falls within the Term.

4.1.2                     Expenses:  All costs of operation, maintenance, repair, replacement and management of the Building (including the amount of any credits which Landlord may grant to particular tenants of the Building in lieu of providing any standard services or paying any standard costs described in this Section 4.1.2 for similar tenants), as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; insurance charges of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof; utility costs, including, but not limited to, the cost of heat, light, power, steam, gas; waste disposal; the cost of janitorial services; the cost of security and alarm services (including any central station signaling system); costs of cleaning, repairing, replacing and maintaining the common areas, including parking and landscaping, window cleaning costs; labor costs; costs and expenses of managing the Building including management and/or administrative fees; material costs; equipment costs including the cost of maintenance, repair and service agreements and rental and leasing costs; purchase costs of equipment; current rental and leasing costs of items which would be capital items if purchased; tool costs; licenses, permits and inspection fees; wages and salaries; employee benefits and payroll taxes; accounting and legal fees; any sales, use or service taxes incurred in connection therewith. In addition, Landlord shall be entitled to recover, as additional rent (which, along with any other capital expenditures constituting Expenses, Landlord may either include in Expenses or cause to be billed to Tenant along with Expenses and Taxes but as a separate item), Tenant’s Proportionate Share of: (i) an allocable portion of the cost of capital improvement items which are reasonably calculated to reduce operating expenses; (ii) the cost of fire sprinklers and suppression systems and other life safety systems; and (iii) other capital expenses which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time of the Lease; but the costs described in this sentence shall be amortized over the longest, useful life of such expenditures in accordance with such reasonable life and amortization schedules as shall be determined by Landlord  based on available manufacturer’s information, in accordance with generally accepted accounting principles, with interest on the unamortized amount at one percent (1%) in excess of the Wall Street Journal prime lending rate announced from time to time.  Expenses shall not include capital improvements (except for those capital improvements set forth above in subsections (i), (ii) and (iii) of this Section 4.1.2), depreciation or amortization of the Building or equipment in the Building except as provided herein, loan principal payments, costs of alterations of tenants’ premises, leasing commissions, interest expenses on long-term borrowings or advertising costs, or capital improvements (except as specifically listed in subparagraphs (i) through (iii) above of this Section 4.1.2.

4.1.3                     Taxes:  Real estate taxes and any other taxes, charges and assessments which are levied with respect to the Building or the land appurtenant to the Building, or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and said land, any payments to any ground lessor in reimbursement of tax payments made by such lessor; and all fees, expenses and costs incurred by Landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year.  Taxes shall not include any corporate franchise, or estate, inheritance or net income tax, or tax imposed upon any transfer by Landlord of its interest in this Lease or the Building or any taxes to be paid by Tenant pursuant to Article 28.

4.2                               Tenant shall pay as additional rent for each Lease Year Tenant’s Proportionate Share of Expenses and Taxes incurred for such Lease Year.

4.3                               The annual determination of Expenses shall be made by Landlord and shall be binding upon Landlord and Tenant, subject to the provisions of this Section 4.3.  During the Term, Tenant may review, at Tenant’s sole cost and expense, the itemized books and records supporting such determination in an office of Landlord, or Landlord’s agent, during normal business hours, upon giving Landlord five (5) days advance written notice within [*] days after receipt of such determination, but in no event more often than once in any one (1) calendar year period, subject to execution of a confidentiality agreement acceptable to Landlord, and provided that if Tenant utilizes an independent accountant to perform such review it shall be one of national standing which is reasonably acceptable to Landlord, is not compensated on a contingency basis and is also subject to such confidentiality agreement.  If Tenant fails to object to Landlord’s determination of Expenses within [*] days after receipt, or if any such objection fails to state with specificity the reason for the objection, Tenant shall be deemed to have approved such determination and shall have no further right to object to or contest such determination. In the event that during all or any portion of any Lease Year, the Building is not fully rented and occupied Landlord shall  make an appropriate adjustment in occupancy-related Expenses for such year for the purpose of avoiding distortion of the amount of such Expenses to be attributed to Tenant by reason of variation in total occupancy of the Building, by employing consistent and sound accounting and management principles to determine Expenses that would have been paid or incurred by Landlord had the Building been at least [*] rented and occupied, and the amount so determined shall be deemed to have been Expenses for such Lease Year.

4.4                               Prior to the actual determination thereof for a Lease Year, Landlord may from time to time, but no more than twice in any calendar year, estimate Tenant’s liability for Expenses and/or Taxes under Section 4.2, Article 6 and Article 28 for the Lease Year or portion thereof.  Landlord will give Tenant written notification of the amount of such estimate and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Lease Year, additional rent in the amount of such estimate.  Any such increased rate of Monthly Installments of Rent pursuant to this Section 4.4 shall remain in effect until further written notification to Tenant pursuant hereto.

4.5                               When the above mentioned actual determination of Tenant’s liability for Expenses and/or Taxes is made for any Lease Year and when Tenant is so notified in writing, then:

4.5.1                     If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is less than Tenant’s liability for Expenses and/or Taxes, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty (30) days of receipt of Landlord’s itemized bill therefor; and

4.5.2                     If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is more than Tenant’s liability for Expenses and/or Taxes, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Article 4, or, if the Lease has terminated, refund the difference in cash.

4.6                               If the Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant’s liability for Expenses and Taxes for the Lease Year in which said Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

5.                                      SECURITY DEPOSIT.

5.1                               Tenant shall deposit the Security Deposit with Landlord upon the execution of this Lease.  The Security Deposit may be in the form of cash or a Letter of Credit, as provided in Section 5.2 below.  The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord’s damage in case of Tenant’s default.  If Tenant defaults with respect to any provision of this Lease, Landlord may use any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default.  If any portion is so used, Tenant shall within five (5) days after written demand therefor, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant’s failure to do so shall be a material breach of this Lease.  Except to such extent, if any, as shall be required by law, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit.  If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at such time after termination of this Lease when Landlord shall have determined that all of Tenant’s obligations under this Lease have been fulfilled; however, in no event more than sixty (60) days after termination of the Lease.

5.2                               The Security Deposit may be in the form of an Irrevocable Standby Letter of Credit in favor of Landlord (the “Letter of Credit”).  Under any circumstance under which Landlord is entitled the use of all or a part of the Security

Deposit, then, Landlord, in addition to all other rights and remedies provided under the Lease, shall have the right to draw down all or a portion of the full balance of the Letter of Credit and retain the proceeds.  The following terms and conditions shall govern the Letter of Credit:

5.2.1                     The Letter of Credit shall be returned to Tenant when Tenant is entitled to return of the Security Deposit.

5.2.2                     The Letter of Credit shall be in favor of Landlord, shall be issued by a commercial bank reasonably acceptable to Landlord, shall comply with all of the terms and conditions of this Section 5 and shall otherwise be in form reasonably acceptable to Landlord.  If, at any time while the Letter of Credit is outstanding, (i) the issuing bank is declared insolvent or taken into receivership by the Federal Deposit Insurance Corporation or any other governmental agency, or is closed for any reason, or (ii) Landlord reasonably believes that the issuing bank may be or become insolvent or otherwise unable to meet its obligations, then, not later than thirty (30) days after written notice from Landlord, Tenant shall cause the existing Letter of Credit to be replaced by a new Letter of Credit issued by another commercial bank reasonably acceptable to Landlord, with such new Letter of Credit to comply with all of the terms and conditions of this Section 5.  If Tenant fails to deliver an acceptable replacement Letter of Credit within such 30 day period, Landlord shall have the right to present the existing Letter of Credit to the issuing bank for payment, and the entire sum so obtained shall be paid to Landlord, to be held by Landlord until Tenant would otherwise be entitled to the return of the Letter of Credit, and to be retained by Landlord if a default occurs.

5.2.3                     The initial Letter of Credit shall have an expiration date not earlier than fifteen (15) months after the date of issuance.  A draft of the form of Letter of Credit must be submitted to Landlord for its approval prior to issuance.

5.2.4                     The Letter of Credit or any replacement Letter of Credit shall be irrevocable for the term thereof and shall automatically renew on a year to year basis until a period ending not earlier than three (3) months after the Termination Date (“End Date”) without any action whatsoever on the part of Landlord; provided that the issuing bank shall have the right not to renew the Letter of Credit by giving written notice to Landlord not less than sixty (60) days prior to the expiration of the then current term of the Letter of Credit that it does not intend to renew the Letter of Credit..  Tenant understands that the election by the issuing bank not to renew the Letter of Credit shall not, in any event, diminish the obligation of Tenant to maintain such an irrevocable Letter of Credit in favor of Landlord through such date.

5.2.5                     Landlord, or its then managing agent, shall have the right from time to time to make one or more draws on the Letter of Credit at any time that Landlord has the right to use all or a part of the Security Deposit pursuant to this Section 5, and the proceeds may be applied as permitted under this Section 5.  The Letter of Credit must state that it can be presented for payment at the office of the issuer or an approved correspondent in the metropolitan area in which the Building is located.  Funds may be drawn down on the Letter of Credit upon presentation to the issuing or corresponding bank of Landlord’s (or Landlord’s then managing agent’s) certificate stating as follows:

“Beneficiary is entitled to draw on this credit pursuant to that certain Lease dated for reference                 between                      , a              corporation, as Landlord and                     , a      corporation, as Tenant, as amended from time to time, or under that certain Lease dated for reference       between                             , a                 corporation, as Landlord, and                        , a                    corporation, as Tenant, as amended from time to time.”

It is understood that if Landlord or its managing agent be a corporation, partnership or other entity, then such statement shall be signed by an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity).

5.2.6                     Tenant acknowledges and agrees (and the Letter of Credit shall so state) that the Letter of Credit shall be honored by the issuing bank without inquiry as to the truth of the statements set forth in such draw request and regardless of whether the Tenant disputes the content of such statement.

5.2.7                     In the event of a transfer of Landlord’s interest in the Premises, Landlord shall have the right to transfer the Letter of Credit to the transferee and Tenant shall take whatever action and pay any bank fees necessary to effectuate such transfer and thereupon the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefore, and it is agreed that the provisions hereof shall apply to every transfer or assignment of said Letter of Credit to a new landlord.

5.2.8                     Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the End Date, or the issuing bank notifies Landlord that it will not renew the Letter of Credit, Landlord shall accept a renewal thereof or substitute letter of credit (such renewal or substitute Letter of Credit to be in effect not later than thirty (30) days prior to the expiration of the expiring Letter of Credit), irrevocable and automatically renewable as above provided to the End Date upon the same terms as the expiring Letter of Credit or upon such other terms as may be acceptable to Landlord.  However, if (i) the Letter of Credit is not timely renewed, or (ii) a substitute Letter of Credit, complying with all of the terms and conditions of this Section is not timely received, then Landlord may present the expiring Letter of Credit to the issuing bank, and the entire sum so obtained shall be paid to Landlord, to be held by Landlord in accordance with Article 5 of the Lease.  Notwithstanding the foregoing, Landlord shall be entitled to receive from Tenant a fee in an amount not to exceed $500.00 for attorneys’ fees incurred in connection with the review of any proposed substitute Letter of Credit pursuant to this subparagraph.

[*]

6.                                      ALTERATIONS.

6.1                               Except for those, if any, specifically provided for in Exhibit B to this Lease, Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 7, without the prior written consent of Landlord.  When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements. Landlord’s consent shall not be unreasonably withheld with respect to alterations which (i) are not structural in nature, (ii) are not visible from the exterior of the Building, (iii) do not affect or require modification of the Building’s electrical, mechanical, plumbing or other systems (exclusive of the HVAC systems), and (iv) in aggregate do not cost more than $[*] per rentable square foot of that portion of the Premises affected by the alterations in question.

6.2                               In the event Landlord consents to the making of any such alteration, addition or improvement by Tenant, the same shall be made at Tenant’s sole option by using either Landlord’s contractor or a contractor reasonably approved by Landlord, in either event at Tenant’s sole cost and expense.  If Tenant shall employ any contractor other than Landlord’s contractor and such other contractor or any subcontractor of such other contractor shall employ any non-union labor or supplier, Tenant shall be responsible for and hold Landlord harmless from any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor unions concerning the wage, hours, terms or conditions of the employment of any such labor.  With respect to alterations to be made by Tenant to the Premises, Landlord may charge Tenant third-party costs actually incurred by Landlord in connection with the proposed work and the design thereof, with all such amounts being due [*] after Landlord’s demand.  In the event that, at Tenant’s request, Landlord serves as the construction manager for any alterations to the Premises, then Landlord may charge Tenant a construction management fee (“CM Fee”) not to exceed [*] of the cost of such work, to cover its overhead as it relates to such proposed work with such CM Fee payable by Tenant to Landlord within [*] days after billing of same.  No CM Fee shall be assessed by Landlord on cosmetic alterations, such as paint and carpet.

6.3                               All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations, using Building standard materials where applicable, and Tenant shall, prior to construction, provide the additional insurance required under Article 11 in such case, and also all such assurances to Landlord as Landlord shall reasonably require to assure payment of the costs thereof, including but not limited to, notices of non-responsibility, waivers of lien, surety company performance bonds and funded construction escrows and to protect Landlord and the Building and appurtenant land against any loss from any mechanic’s, materialmen’s or other liens.  Tenant shall pay in addition to any sums due pursuant to Article 4, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable; at Landlord’s election said sums shall be paid in the same way as sums due under Article 4.

7.                                      REPAIR.

7.1                               Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except as specified in Exhibit B if attached to this Lease and except that Landlord shall repair and maintain the structural portions of the roof, foundation and walls of the Building.  By taking possession of the Premises, Tenant accepts them as being in good order, condition and repair and in the condition in which Landlord is obligated to deliver them.  It is hereby understood and agreed that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically set forth in this Lease.  Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant.

7.2                               Tenant shall at its own cost and expense keep and maintain all parts of the Premises and improvements as are within the exclusive control of Tenant in good condition, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original (including, but not limited to, repair and replacement of all fixtures installed by Tenant, water heaters serving the Premises, windows, glass and plate glass, doors, skylights, interior walls and finish work, floors and floor coverings, heating and air conditioning systems serving the Premises (except as provided in Section 7.4(b) below), electrical systems and fixtures, sprinkler systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, and performance of regular removal of trash and debris).  Tenant as part of its obligations hereunder shall keep the Premises in a clean and sanitary condition.  Tenant will, as far as possible keep all such parts of the Premises from deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this Lease in any way Tenant will yield up the Premises to Landlord in good condition and repair, loss by fire or other casualty excepted (but not excepting any damage to glass).  Tenant shall, at its own cost and expense, repair any damage to the Premises or the Building resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, employees, contractors, invitees, or any other person entering upon the Premises as a result of Tenant’s business activities or caused by Tenant’s default hereunder.

7.3                               Except as provided in Article 22, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment in the Building, provided that Landlord shall comply with all terms of Section 17.1 of this Lease when entering the Premises to make any repairs, replacements or improvements to the Premises or Building.  Except to the extent, if any, prohibited by law, Tenant waives the right to make repairs at Landlord’s expense under any law, statute or ordinance now or hereafter in effect.

7.4                               (a)                                 Tenant shall, [*] enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord for servicing all heating and air conditioning systems and equipment serving the Premises (and at Landlord’s request a copy thereof shall be furnished to Landlord).  The service contract must include all services suggested by the equipment manufacturer in the operation/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possession of the Premises. Should Tenant fail to do so, Landlord may, upon notice to Tenant, enter into such a maintenance/ service contract on behalf of Tenant or perform the work and in either case, charge Tenant the cost thereof along with a reasonable amount for Landlord’s overhead.

(b)                                 Landlord shall make all repairs and replacements, not otherwise covered by Tenant’s maintenance/service contract,  to those HVAC units serving the Premises which are listed on Exhibit E attached hereto and any replacements of such HVAC units listed in Exhibit E attached hereto, at Landlord’s sole cost and expense when in the opinion of Landlord’s independent licensed HVAC contractor, reasonably exercised, such repair or replacement is necessary, so long as Tenant has continuously complied with Section 7.4(a) of this Lease, and further, that the need for such repair or replacement does not arise from Tenant’s negligence, abuse or misuse.  Tenant shall be solely responsible for the repair and replacement of any HVAC units serving the Premises which are not (i) listed on Exhibit E attached hereto, or (ii) replacements of the HVAC units listed on Exhibit E attached hereto.

8.                                      LIENS.  Tenant shall keep the Premises, the Building and appurtenant land and Tenant’s leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant.  In the event that Tenant fails, within ten (10) days following the imposition of any such lien, to either cause the same to be released of record or provide Landlord with insurance against the same issued by a major title insurance company or such other protection against the same as Landlord shall accept (such failure to constitute an Event of Default), Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien.  All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be payable to it by Tenant within five (5) days of Landlord’s demand.

9.                                      ASSIGNMENT AND SUBLETTING.

9.1                               Except as otherwise provided in this Section 9, Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, and shall not make, suffer or permit such assignment, subleasing or occupancy without the prior written consent of Landlord, such consent not to be unreasonably withheld, conditioned or delayed, and said restrictions shall be binding upon any and all assignees of the Lease and subtenants of the Premises.  In the event Tenant desires to sublet, or permit such occupancy of, the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least thirty (30) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial information of the proposed subtenant or assignee.

9.2                               Notwithstanding any assignment or subletting, permitted or otherwise, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent specified in this Lease and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease.  Upon the occurrence of an Event of Default, if the Premises or any part of them are then assigned or sublet, Landlord, in addition to any other remedies provided in this Lease or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant’s obligations under this Lease.

9.3                               In the event that Tenant sells, sublets, assigns or transfers this Lease other than as part of an Affiliated Transaction (as defined in Section 9.7 below), Tenant shall pay to Landlord as additional rent an amount equal to [*] of any Increased Rent (as defined below), less the Costs Component (as defined below), when and as such Increased Rent is received by Tenant.  As used in this Section, “Increased Rent” shall mean the excess of (i) all rent and other consideration which Tenant is entitled to receive by reason of any sale, sublease, assignment or other transfer of this Lease, over (ii) the rent otherwise payable by Tenant under this Lease at such time.  For purposes of the foregoing, any consideration received by Tenant in form other than cash shall be valued at its fair market value as determined by Landlord in good faith.  The “Costs Component” is that amount which, if paid monthly, would fully amortize on a straight-line basis, over the entire period for which Tenant is to receive Increased Rent, the reasonable costs incurred by Tenant for leasing commissions and tenant improvements in connection with such sublease, assignment or other transfer.

9.4                               Notwithstanding any other provision hereof, it shall be considered reasonable for Landlord to withhold its consent to any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant’s notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any uncured default of Tenant or matter which will become a default of Tenant with passage of time unless cured, or if the proposed assignee or sublessee is an entity:  (a) with which Landlord is already in negotiation; (b) is already an occupant of the Building unless Landlord is unable to provide the amount of space required by such occupant; (c) is a governmental agency; (d) is incompatible with the character of occupancy of the Building; (e) would subject the Premises to a use which would (i) violate any exclusive right granted to another tenant of the Building; (ii) require any addition to or modification of the Premises or the Building in order to comply with building code or other governmental requirements; or, (iii) involve a violation of Section 1.2.  Tenant expressly agrees that for the purposes of any statutory or other requirement of reasonableness on the part of Landlord, Landlord’s refusal to consent to any assignment or sublease for any of the reasons described in this Section 9.4 (a) through (e) shall be conclusively deemed to be reasonable.

9.5                               Upon any request to assign or sublet, Tenant will pay to Landlord the Assignment/Subletting Fee plus, on demand, a sum equal to all of Landlord’s reasonable incurred costs, including reasonable attorney’s fees, incurred in investigating and considering any proposed or purported assignment or pledge of this Lease or sublease of any of the Premises, regardless of whether Landlord shall consent to, refuse consent, or determine that Landlord’s consent is not required for, such assignment, pledge or sublease.  Any purported sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article 9 shall be void.

9.6                               Except as expressly provided below in Section 9.7, if Tenant is a corporation, limited liability company, partnership or trust, any transfer or transfers of or change or changes within any twelve (12) month period in the number of the outstanding voting shares of the corporation or limited liability company, the general partnership interests in the partnership or the identity of the persons or entities controlling the activities of such partnership or trust resulting in the persons or entities owning or controlling a majority of such shares, partnership interests or activities of such partnership or trust at the beginning of such period no longer having such ownership or control shall be regarded as equivalent to an assignment of this Lease to the persons or entities acquiring such ownership or control and shall be subject to all the provisions of this Article 9 to the same extent and for all intents and purposes as though such an assignment.

9.7                               Notwithstanding the terms of Section 9.6 or any other provision of this Section 9, Tenant, without Landlord’s prior written consent thereto (but upon notice to Landlord, and subject to the further terms and conditions hereinafter set forth), shall have the right to assign this Lease or sublease the Premises to a subsidiary or affiliate corporation or subsidiary or affiliate business entity (an “Affiliated Transaction”), provided that:  (i) as to an assignment of this Lease, the successor entity (“Successor”) shall have effectively assumed all of Tenant’s obligations and liabilities, including those under this Lease, by operation of law, or by appropriate instrument of assignment or sublease; (ii) Tenant originally named herein shall remain liable and responsible for the observance and performance of all the terms and conditions of this Lease for the balance of the Term; (iii) Successor shall use the Premises solely for the Uses permitted hereunder; (iv) Successor shall have a net worth which is [*]; and (v) a complete and accurate copy of all instruments of assignment/sublease is to be delivered to Landlord not later than thirty (30) days after the effective date thereof.

10.                               INDEMNIFICATION.  None of the Landlord Entities shall be liable and Tenant hereby waives all claims against them for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft), except to the extent caused by or arising from the gross negligence or willful misconduct of Landlord or its agents, employees or contractors.  Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and reasonable attorney’s fees) incurred by reason of (a) any damage to any property or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault, or omission by or of Tenant or any Tenant Entity to meet any standards imposed by any duty with respect to the injury or damage; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises; (c) Tenant’s failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy; or (d) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease.  The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

Landlord shall protect, indemnify and hold Tenant and the Tenant Entities harmless from and against any and all loss, claims, liability or costs (including court costs and reasonable attorney’s fees) incurred by reason of any damage to any property or any injury (including, but not limited to, death) to any person occurring in, on or about the Premises or Building to the extent that such injury or damage shall be caused by or arise from Landlord’s gross negligence or willful misconduct.  The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

11.                               INSURANCE.

11.1                        Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000,000 per occurrence and not less than $2,000,000 in the annual aggregate, or such larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) Worker’s Compensation Laws with limits as required by statute and Employers Liability with limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease—each employee; (d) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant’s alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured; and, (e) Business Interruption Insurance with limit of liability representing loss of at least approximately six (6) months of income.

11.2                        The aforesaid policies shall (a) be provided at Tenant’s expense; (b) name the Landlord Entities as additional insureds (General Liability) and loss payee (Property—Special Form); (c) be issued by an insurance company with a minimum Best’s rating of “A-:VII” during the Term; and (d) provide that said insurance shall not be canceled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; a certificate of Liability insurance on ACORD Form 25 and a certificate of Property insurance on ACORD Form 27 shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

11.3                        Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises (“Work”) the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

12.                               WAIVER OF SUBROGATION.  [*] Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies.  Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

13.                               SERVICES AND UTILITIES.  Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler system charges and other utilities and services used on or from the Premises, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities.  Tenant shall furnish all electric light bulbs, tubes and ballasts, battery packs for emergency lighting and fire extinguishers.  If any such services are not separately metered to Tenant, Tenant shall pay such proportion of all charges jointly metered with other premises as determined by Landlord to be reasonable. Any such charges paid by Landlord and assessed against Tenant shall be immediately payable to Landlord on demand and shall be additional rent hereunder.  Tenant will not, without the written consent of Landlord, contract with a utility provider to service the Premises with any utility, including, but not limited to, telecommunications, electricity, water, sewer or gas, which is not previously providing such service to other tenants in the Building.  Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises.

14.                               HOLDING OVER.  Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate (“Holdover Rate”) which shall be the Applicable Percentage (defined below) of the amount of the Annual Rent for the last period prior to the date of such termination plus all Rent Adjustments under Article 4, prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention.  If Landlord gives notice to Tenant of Landlord’s election to such effect, such holding over shall constitute renewal of this Lease for a period from month to month at the Holdover Rate, but if the Landlord does not so elect, no such renewal shall result notwithstanding acceptance by Landlord of any sums due hereunder after such termination; and instead, a tenancy at sufferance at the Holdover Rate shall be deemed to have been created.  In any event, no provision of this Article 14 shall be deemed to waive Landlord’s right of reentry or any other right under this Lease or at law.

[*]

15.                               SUBORDINATION.  Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord’s interest or estate in the Building, or any ground or underlying lease; provided, however, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant’s interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument.  Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver within ten (10) days of Landlord’s request such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord provided the non-disturbance provisions set forth in this Section 15 are set forth therein.

Upon Landlord’s receipt of Tenant’s written request, Landlord shall use commercially reasonable efforts to obtain a customary subordination, attornment and non-disturbance agreement, that recognizes this Lease (“SNDA”) from the holder of any mortgage or deed of trust encumbering the Building, provided that (a) Tenant shall pay all fees, charges and legal fees of the lender [*] in connection with the SNDA, and (b) Landlord shall not be liable to Tenant in any manner for its failure to obtain such SNDA.

Landlord hereby represents and warrants to Tenant that, as of the Lease Reference Date, the Premises are not subject to any ground lease or mortgage.

The subordination and attornment provisions set forth above in this Section 15 are subject, however, to the express condition that so long as Tenant is not in default in its obligations hereunder beyond applicable grace periods, (i) Tenant will not be made a party in any action or proceeding by any Lender (as defined below) or senior party in interest to recover possession of the Building and/or the Premises or to the foreclosure of any mortgage, (ii) Tenant’s possession of the Premises shall not be disturbed, and (iii) this Lease shall not be cancelled or terminated and shall continue in full force and effect upon any foreclosure under a Mortgage or recovery of possession (a “Foreclosure”) upon all of the terms and conditions set forth in this Lease, provided that following a Foreclosure, Lender shall not be (A) liable for any act or omission of Landlord, except for defaults relating to the physical condition of the Premises that are of an ongoing or continuing nature of which Lender has received written notice and has failed to cure within the applicable cure period, (B) liable to refund to Tenant any security deposit which Tenant shall have paid to Landlord, unless such security deposit has been delivered to Lender; or (C) bound by any rent or additional rent which Tenant might have paid for more than the current month to Landlord; or (D) bound by any amendment or modification of the Lease made without Lender’s prior written consent; or (E) subject to any rent offsets or other offsets or defenses which Tenant might have against the Landlord; or (F) liable for consequential damages.  The term “mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the “holder” of a mortgage or a “Lender” shall be deemed to mean and include the beneficiary under a mortgage or deed of trust and any successor owner of the Building pursuant to a Foreclosure.

16.                               RULES AND REGULATIONS.  Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit D to this Lease and all reasonable and non-discriminatory modifications of and additions to them from time to time put into effect by Landlord.  Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations, but shall enforce the rules and regulations in a non-discriminatory manner.  [*].

17.                               REENTRY BY LANDLORD.

17.1                        Landlord reserves and shall at all times have the right, upon 24 hours’ notice and with an escort of Tenant (except in the case of an emergency, in which event no such prior notice or escort shall be required) to re-enter the Premises to inspect the same, to show said Premises to prospective purchasers, mortgagees or, within the last 6 months of the Term, tenants, and with advance notice and coordination of Tenant to alter, improve or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any wall, ceiling or floor in and through the Building and Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with or interrupted unreasonably.  Landlord shall follow all reasonable instructions and guidelines of Tenant in connection with any such re-entry, including without limitation, Tenant’s guidelines and rules with respect to accessing cleanrooms, laboratory space, manufacturing space and other similar areas.  Landlord shall have the right at any time to change the arrangement and/or locations of entrances, or passageways, doors and doorways, and corridors, windows, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known.  In the event that Landlord damages any portion of any wall or wall covering, ceiling, or floor or floor covering within the Premises, Landlord shall repair or replace the damaged portion to match the original as nearly as commercially reasonable but shall not be required to repair or replace more than the portion actually damaged. Tenant hereby waives any claim for damages for any inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by any action of Landlord authorized by this Article 17.

17.2                        For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant’s vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises.  As to any portion to which access cannot be had by means of a key or keys in Landlord’s possession, Landlord is authorized in the event of an emergency to gain access by such means as Landlord shall elect and the cost of repairing any damage occurring in doing so shall be borne by Tenant and paid to Landlord within five (5) days of Landlord’s demand.

18.                               DEFAULT.

18.1                        Except as otherwise provided in Article 20, the following events shall be deemed to be Events of Default under this Lease:

18.1.1              Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by this Lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of five (5) business days after written notice that such payment was not made when due.

18.1.2              Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within [*] days (forthwith, if the failure involves a hazardous condition) after written notice of such failure to Tenant provided, however, that such failure shall not be an event of default if such failure could not reasonably be cured during such [*] day period, Tenant has commenced the cure within such [*] day period and thereafter is diligently pursuing such cure to completion, but the total aggregate cure period shall not exceed ninety (90) days.

18.1.3              Unless agreed to by Landlord, Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant’s right to possession only.

18.1.4              Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof.

18.1.5              A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of entry thereof.

18.1.6.                 If prior to the Commencement Date, Tenant defaults under its sublease or other occupancy agreement pursuant to which Tenant occupies the Premises (the “Sublease”), and such default continues past all applicable notice or grace periods, or if Tenant’s occupancy of the Premises is terminated under such Sublease, or Tenant abandons the Premises.

19.                               REMEDIES.

19.1                        Except as otherwise provided in Article 20, upon the occurrence of any of the Events of Default described or referred to in Article 18, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever, concurrently or consecutively and not alternatively:

19.1.1              Landlord may, at its election, terminate this Lease or terminate Tenant’s right to possession only, without terminating the Lease.

19.1.2              Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant’s right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and to repossess Landlord of the Premises as of Landlord’s former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove Tenant’s signs and other evidence of tenancy and all other property of Tenant therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant waiving any right to claim damages for such re-entry and expulsion, and without relinquishing Landlord’s right to rent or any other right given to Landlord under this Lease or by operation of law.

19.1.3              Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent under this Lease, and other sums due and payable by Tenant on the date of termination, plus as liquidated damages and not as a penalty, an amount equal to the sum of:  (a) an amount equal to the then present value of the rent reserved in this Lease for the residue of the stated Term of this Lease including any amounts treated as additional rent under this Lease and all other sums provided in this Lease to be paid by Tenant, minus the fair rental value of the Premises for such residue; (b) the value of the time and expense necessary to obtain a replacement tenant or tenants, and the estimated expenses described in Section 19.1.4 relating to recovery of the Premises, preparation for reletting and for reletting itself; and (c) the cost of performing any other covenants which would have otherwise been performed by Tenant.

19.1.4              Upon any termination of Tenant’s right to possession only without termination of the Lease:

19.1.4.1    Neither such termination of Tenant’s right to possession nor Landlord’s taking and holding possession thereof as provided in Section 19.1.2 shall terminate the Lease or release Tenant, in whole or in part, from any obligation, including Tenant’s obligation to pay the rent, including any amounts treated as additional rent, under this Lease for the full Term, and if Landlord so elects Tenant shall continue to pay to Landlord the entire amount of the rent as and when it becomes due, including any amounts treated as additional rent under this Lease, for the remainder of the Term plus any other sums provided in this Lease to be paid by Tenant for the remainder of the Term.

19.1.4.2    Landlord shall use commercially reasonable efforts to relet the Premises or portions thereof to the extent required by applicable law.  Landlord and Tenant agree that nevertheless Landlord shall at most be required to use only the same efforts Landlord then uses to lease premises in the Building generally and that in any case that

Landlord shall not be required to give any preference or priority to the showing or leasing of the Premises or portions thereof over any other space that Landlord may be leasing or have available and may place a suitable prospective tenant in any such other space regardless of when such other space becomes available and that Landlord shall have the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet only a portion of the Premises, or a portion of the Premises or the entire Premises as a part of a larger area, and the right to change the character or use of the Premises.  In connection with or in preparation for any reletting, Landlord may, but shall not be required to, make repairs, alterations and additions in or to the Premises and redecorate the same to the extent Landlord reasonably deems necessary or desirable, and Tenant shall pay the cost thereof, together with Landlord’s reasonable expenses of reletting, including, without limitation, any commission incurred by Landlord, within five (5) days of Landlord’s demand.  Landlord shall not be required to observe any instruction given by Tenant about any reletting or accept any tenant offered by Tenant unless such offered tenant has a credit-worthiness acceptable to Landlord and leases the entire Premises upon terms and conditions including a rate of rent (after giving effect to all expenditures by Landlord for tenant improvements, broker’s commissions and other leasing costs) all no less favorable to Landlord than as called for in this Lease, nor shall Landlord be required to make or permit any assignment or sublease for more than the current term or which Landlord would not be required to permit under the provisions of Article 9.

19.1.4.3    Until such time as Landlord shall elect to terminate the Lease and shall thereupon be entitled to recover the amounts specified in such case in Section 19.1.3, Tenant shall pay to Landlord upon demand the full amount of all rent, including any amounts treated as additional rent under this Lease and other sums reserved in this Lease for the remaining Term, together with the costs of repairs, alterations, additions, redecorating and Landlord’s expenses of reletting and the collection of the rent accruing therefrom (including reasonable attorney’s fees and broker’s commissions), as the same shall then be due or become due from time to time, less only such consideration as Landlord may have received from any reletting of the Premises; and Tenant agrees that Landlord may file suits from time to time to recover any sums falling due under this Article 19 as they become due.  Any proceeds of reletting by Landlord in excess of the amount then owed by Tenant to Landlord from time to time shall be credited against Tenant’s future obligations under this Lease but shall not otherwise be refunded to Tenant or inure to Tenant’s benefit.

19.2                        Upon the occurrence of an Event of Default, Landlord may (but shall not be obligated to) cure such default at Tenant’s sole expense.  Without limiting the generality of the foregoing, Landlord may, at Landlord’s option, enter into and upon the Premises if Landlord determines in its reasonable discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible under this Lease or to otherwise effect compliance with its obligations under this Lease and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant’s business resulting therefrom and Tenant agrees to reimburse Landlord within five (5) days of Landlord’s demand as additional rent, for any reasonable expenses which Landlord may incur in thus effecting compliance with Tenant’s obligations under this Lease, plus interest from the date of expenditure by Landlord at the Wall Street Journal prime rate.

19.3                        Tenant understands and agrees that in entering into this Lease, Landlord is relying upon receipt of all the Annual and Monthly Installments of Rent to become due with respect to all the Premises originally leased hereunder over the full Initial Term of this Lease for amortization, including interest at the Amortization Rate.  For purposes hereof, the “Concession Amount” shall be defined as the aggregate of all amounts forgone or expended by Landlord as free rent under the Lease, under Exhibit B hereof for construction allowances, including the “Landlord’s Allowance” (excluding therefrom any amounts expended by Landlord for Landlord’s Work, as defined in Exhibit B), and for brokers’ commissions payable by reason of this Lease.  Accordingly, Tenant agrees that if this Lease or Tenant’s right to possession of the Premises leased hereunder shall be terminated as of any date (“Default Termination Date”) prior to the expiration of the full Initial Term hereof by reason of a default of Tenant, there shall be due and owing to Landlord as of the day prior to the Default Termination Date, as rent in addition to all other amounts owed by Tenant as of such Date, the amount (“Unamortized Amount”) of the Concession Amount determined as set forth below; provided, however, that in the event that such amounts are recovered by Landlord pursuant to any other provision of this Article 19, Landlord agrees that it shall not attempt to recover such amounts pursuant to this Paragraph 19.3.  For the purposes hereof, the Unamortized Amount shall be determined in the same manner as the remaining principal balance of a mortgage with interest at the Amortization Rate payable in level payments over the same length of time as from the effectuation of the Concession concerned to the end of the full Initial Term of this Lease would be determined.  The foregoing provisions shall also apply to and upon any reduction of space in the Premises, as though such reduction were a termination for Tenant’s default, except that (i) the Unamortized Amount shall be reduced by any amounts paid by Tenant to Landlord to effectuate such reduction and (ii) the manner of application shall be that the Unamortized Amount shall first be determined as though for a full termination as of the Effective Date of the elimination of the portion, but then the amount so determined shall be multiplied by the fraction of which the numerator is the rentable square footage of the eliminated portion and the denominator is the rentable square footage of the Premises originally leased hereunder; and the amount thus obtained shall be the Unamortized Amount.

Further, it is agreed that if the Commencement Date does not occur due to any act or default of Tenant then in addition to all other remedies available to Landlord, the entire Landlord’s Allowance received by Tenant shall be immediately due and payable to Landlord without reduction of any kind.

19.4                        If, on account of any breach or default by Tenant in Tenant’s obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney or collection agency concerning or to enforce or defend any of Landlord’s rights or remedies arising under this Lease or to collect any sums due from Tenant, Tenant agrees to pay all costs and fees so incurred by Landlord, including, without limitation, reasonable attorneys’ fees and costs.  TENANT EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY.

19.5                        Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease.

19.6                        No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid, unless in writing signed by Landlord.  No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants contained in this Lease.  Landlord’s acceptance of the payment of rental or other payments after the occurrence of an Event of Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing.  Forbearance by Landlord in enforcing one or more of the remedies provided in this Lease upon an Event of Default shall not be deemed or construed to constitute a waiver of such Default or of Landlord’s right to enforce any such remedies with respect to such Default or any subsequent Default.

19.7                        To secure the payment of all rentals and other sums of money becoming due from Tenant under this Lease, Landlord shall have and Tenant grants to Landlord a first lien upon the leasehold interest of Tenant under this Lease, which lien may be enforced in equity, and a continuing security interest upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord under this Lease shall first have been paid and discharged.  Upon the occurrence of an Event of Default, Landlord shall have, in addition to any other remedies provided in this Lease or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Section 19.7 at public or private sale upon five (5) days’ notice to Tenant.  Tenant shall execute all such financing statements and other instruments as shall be deemed necessary or desirable in Landlord’s discretion to perfect the security interest hereby created.

19.8                        Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed and/or stored, as the case may be, by or at the direction of Landlord but at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof.  Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord’s possession or under Landlord’s control.  Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord’s option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

19.9                        If more than one (1) Event of Default occurs during the Term or any renewal thereof, Tenant’s renewal options, expansion options, purchase options and rights of first offer and/or refusal, if any are provided for in this Lease, shall be null and void.

20.                               TENANT’S BANKRUPTCY OR INSOLVENCY.

20.1                        If at any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a “Debtor’s Law”):

20.1.1              Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant’s assets (each a “Tenant’s Representative”) shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor’s Law.  Without limitation of the generality of the foregoing, any right of any Tenant’s Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

20.1.1.1    Such Debtor’s Law shall provide to Tenant’s Representative a right of assumption of this Lease which Tenant’s Representative shall have timely exercised and Tenant’s Representative shall have fully cured any default of Tenant under this Lease.

20.1.1.2    Tenant’s Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the larger of: (a) three (3) months’ rent and other monetary charges accruing under this Lease; and (b) any sum specified in Article 5; and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease.  Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant’s Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant’s Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant’s obligations under this Lease.

20.1.1.3    The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.

20.1.1.4    Landlord shall have, or would have had absent the Debtor’s Law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

21.                               QUIET ENJOYMENT.  Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease.  Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

22.                               CASUALTY

22.1                        In the event the Premises or the Building are damaged by fire or other cause and in Landlord’s reasonable estimation such damage can be materially restored within one hundred eighty (180) days, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in rent from the date of such damage.  Such abatement of rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time.  Within forty-five (45) days from the date of such damage, Landlord shall notify Tenant, in writing, of Landlord’s reasonable estimation of the length of time within which material restoration can be made, and Landlord’s determination shall be binding on Tenant.  For purposes of this Lease, the Building or Premises shall be deemed “materially restored” if they are in such condition as would not prevent or materially interfere with Tenant’s use of the Premises for the purpose for which it was being used immediately before such damage.

22.2                        If such repairs cannot, in Landlord’s reasonable estimation, be made within one hundred eighty (180) days, Landlord and Tenant shall each have the option of giving the other, at any time within [*] days after such damage, notice terminating this Lease as of the date of such damage.  In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term.  In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent hereunder shall be proportionately abated as provided in Section 22.1.

22.3                        Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any panelings, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises by, or belonging to, Tenant.  Any insurance which may be carried by Landlord or

Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

22.4                        In the event that Landlord should fail to complete such repairs and material restoration within sixty (60) days after the date estimated by Landlord therefor as extended by this Section 22.4, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, within fifteen (15) days after the expiration of said period of time, whereupon the Lease shall end on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in this Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, Acts of God, war, or other natural causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

22.5                        Notwithstanding anything to the contrary contained in this Article:  (a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article 22 occur during the last twelve (12) months of the Term or any extension thereof, but if Landlord determines not to repair such damages Landlord shall notify Tenant and if such damages shall render any material portion of the Premises untenantable Tenant shall have the right to terminate this Lease by notice to Landlord within fifteen (15) days after receipt of Landlord’s notice; and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Building requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Term.

22.6                        In the event of any damage or destruction to the Building or Premises by any peril covered by the provisions of this Article 22, it shall be Tenant’s responsibility to properly secure the Premises and upon notice from Landlord to remove forthwith, at its sole cost and expense, such portion of all of the property belonging to Tenant or its licensees from such portion or all of the Building or Premises as Landlord shall request.

23.                               EMINENT DOMAIN.  If all or any substantial part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu of such appropriation, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease, except that Tenant may only terminate this Lease by reason of taking or appropriation, if such taking or appropriation shall be so substantial as to materially interfere with Tenant’s use and occupancy of the Premises.  If neither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a fair and equitable basis under the circumstances.  In addition to the rights of Landlord above, if any substantial part of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease.  Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant’s trade fixtures and moving expenses; Tenant shall make no claim for the value of any unexpired Term.

24.                               SALE BY LANDLORD.  In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in this Lease in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease.  Except as set forth in this Article 24, this Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee.  If any Security Deposit has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, and Landlord transfers said Security Deposit to the purchaser of the Building, then in such case, Landlord shall be discharged from any further liability with regard to said Security Deposit.

25.                               ESTOPPEL CERTIFICATES.  Within ten (10) business days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or mortgagee or prospective mortgagee a sworn statement certifying:  (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant’s statement; and (e) such other matters as may be reasonably requested by Landlord and that are accurate and truthful.  Landlord and Tenant intend that any statement delivered pursuant to this Article 25 may be relied upon by any mortgagee, beneficiary or purchaser, and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate.  Tenant irrevocably agrees that if Tenant fails to execute and deliver such sworn statement within such ten (10) business day period Landlord or Landlord’s beneficiary or agent may execute and deliver such sworn statement on Tenant’s behalf, and that such certificate shall be fully binding on Tenant.

26.          SURRENDER OF PREMISES.

26.1        Tenant agrees to arrange to meet Landlord for two (2) joint inspections of the Premises, the first to occur at least thirty (30) days (but no more than sixty (60) days) before the last day of the Term, and the second to occur not later than forty-eight (48) hours after Tenant has vacated the Premises.  In the event of Tenant’s failure to participate in either such inspection, Landlord’s inspection at or after Tenant’s vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant’s responsibility for repairs and restoration.

26.2        All alterations, additions, and improvements in, on, or to the Premises which exist as of the Lease Reference Date or are made or installed by or for Tenant after the Lease Reference Date, including, without limitation, carpeting (collectively, “Alterations”), shall be and remain the property of Tenant during the Term.  Upon the expiration or sooner termination of the Term, all Alterations shall become a part of the realty and shall belong to Landlord without compensation, and title shall pass to Landlord under this Lease as by a bill of sale.  At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all Alterations by whomsoever made, in the same conditions received or first installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or other casualty.  Notwithstanding the foregoing, if Landlord elects by notice given to Tenant at least ten (10) days prior to expiration of the Term, Tenant shall, at Tenant’s sole cost, remove any Alterations made after the Lease Reference Date, other than Permitted Alterations, as defined below, so designated by Landlord’s notice, including all laboratory space build-out and Alterations,           and repair any damage caused by such removal.  Tenant must, at Tenant’s sole cost, remove upon termination of this Lease, any and all of Tenant’s furniture, furnishings, equipment, movable partitions of less than full height from floor to ceiling and other trade fixtures and personal property, as well as all data/telecommunications cabling and wiring installed by or on behalf of Tenant, whether inside walls, under any raised floor or above any ceiling (collectively, “Personalty”).  Personalty not so removed shall be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale, but Tenant shall remain responsible for the cost of removal and disposal of such Personalty, as well as any damage caused by such removal.

“Permitted Alterations” means any Alterations which are comprised of vanilla office space and any Alterations which the Landlord agrees will not be required to be removed at the expiration of this Lease.

26.3        All obligations of Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term.  Upon the expiration or earlier termination of the Term, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary to repair and restore the Premises as provided in this Lease and/or to discharge Tenant’s obligation for unpaid amounts due or to become due to Landlord.  All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied.  Any otherwise unused Security Deposit shall be credited against the amount payable by Tenant under this Lease.

27.          NOTICES.  Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, by fully prepaid registered or certified United States Mail return receipt requested, or by reputable independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth on the Reference Pages, or at such other address as it has then last specified by written notice delivered in accordance with this Article 27, or if to Tenant at either its aforesaid address or its last known registered office or home of a general partner or individual owner, whether or not actually accepted or received by the addressee.  Any such notice or document may also be personally delivered if a receipt is signed by and received from, the individual, if any, named in Tenant’s Notice Address.

28.          TAXES PAYABLE BY TENANT.  In addition to rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties to this Lease:  (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; (c) upon or measured by the Tenant’s gross receipts or payroll or the value of Tenant’s equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises.  In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant’s equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

29.          INTENTIONALLY DELETED.

30.          DEFINED TERMS AND HEADINGS.  The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease.  Any indemnification or insurance of Landlord shall apply to and inure to the benefit of all the following “Landlord Entities”, being Landlord, Landlord’s investment manager, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them.  Any option granted to Landlord shall also include or be exercisable by Landlord’s trustee, beneficiary, agents and employees, as the case may be.  In any case where this Lease is signed by more than one person, the obligations under this Lease shall be joint and several.  The terms “Tenant” and “Landlord” or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof.  The term “rentable area” shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications of the Building including a proportionate share of any common areas.  Tenant hereby accepts and agrees to be bound by the figures for the rentable square footage of the Premises and Tenant’s Proportionate Share shown on the Reference Pages; however, Landlord shall adjust either or both figures if there is manifest error, addition or subtraction to the Building or any business park or complex of which the Building is a part, remeasurement or other circumstance reasonably justifying adjustment.  The term “Building” refers to the structure in which the Premises are located and the common areas (parking lots, sidewalks, landscaping, etc.) appurtenant thereto.  If the Building is part of a larger complex of structures, the term “Building” may include the entire complex, where appropriate (such as shared Expenses or Taxes) and subject to Landlord’s reasonable discretion.

31.          TENANT’S AUTHORITY.  If Tenant signs as a corporation, partnership, trust or other legal entity each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the state in which the Building is located, that the entity has full right and authority to enter into this Lease, and that all persons signing on behalf of the entity were authorized to do so by appropriate actions. Tenant agrees to deliver to Landlord, simultaneously with the delivery of this Lease, a corporate resolution, proof of due authorization by partners, opinion of counsel or other appropriate documentation reasonably acceptable to Landlord evidencing the due authorization of Tenant to enter into this Lease.

Tenant hereby represents and warrants that neither Tenant, nor any persons or entities holding any legal or beneficial interest whatsoever in Tenant, are (i) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury (“OFAC”); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App.  § 5, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or (iii) named on the following list that is published by OFAC: “List of Specially Designated Nationals and Blocked Persons.” If the foregoing representation is untrue at any time during the Term, an Event of Default will be deemed to have occurred, without the necessity of notice to Tenant.

32.          FINANCIAL STATEMENTS AND CREDIT REPORTS.  At Landlord’s request [*], Tenant shall deliver to Landlord a copy, certified by an officer of Tenant as being a true and correct copy, of Tenant’s most recent audited financial statement, or, if unaudited, certified by Tenant’s chief financial officer as being true, complete and correct in all material respects.  Landlord agrees to treat all such financial statements as Tenant confidential information, and shall not share such statements or information contained in such statements with any third party without first obtaining Tenant’s express written permission.  Tenant hereby authorizes Landlord to obtain one or more credit reports on Tenant at any time [*], and shall execute such further authorizations as Landlord may reasonably require in order to obtain a credit report.  [*].

33.          COMMISSIONS.  Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Pages.

34.          TIME AND APPLICABLE LAW.  Time is of the essence of this Lease and all of its provisions.  This Lease shall in all respects be governed by the laws of the state in which the Building is located.

35.          SUCCESSORS AND ASSIGNS.  Subject to the provisions of Article 9, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

36.          ENTIRE AGREEMENT.  This Lease, together with its exhibits, contains all agreements of the parties to this Lease and supersedes any previous negotiations.  There have been no representations made by the Landlord or any of its representatives or understandings made between the parties other than those set forth in this Lease and its exhibits.  This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

37.          EXAMINATION NOT OPTION.  Submission of this Lease shall not be deemed to be a reservation of the Premises.  Landlord shall not be bound by this Lease until it has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants.  Notwithstanding anything contained in this Lease to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord any security deposit required by Article 5, the first month’s rent as set forth in Article 3 and any sum owed pursuant to this Lease.

38.          RECORDATION.  Tenant shall not record or register this Lease or a short form memorandum hereof without the prior written consent of Landlord, and then shall pay all charges and taxes incident such recording or registration.  In the event that Landlord records or registers this Lease or a memorandum thereof, Landlord shall pay charges and taxes incident to such recording or registration.

39.          RIGHT OF FIRST OFFER.

39.1        Provided that as of the date of the giving of the First Offer Notice, (a) Tenant is the Tenant originally named herein, (b) Tenant actually occupies substantially all of the Premises originally demised under this Lease and any space added to the Premises; and (c) no Event of Default exists, if at any time during the Term any lease for any space in the Building (the “Offered Space”) expires, then Landlord, before offering such Offered Space to anyone other than the tenant then occupying such space (or its affiliates) or other tenants with prior rights to the Offered Space, will offer to Tenant the right to include the Offered Space within the Premises on the same terms and conditions upon which Landlord intends to offer the Offered Space for lease, provided that such terms shall include (and make appropriate business term adjustments for) an abatement of the Monthly Installments of Annual Rent which would be due for the Offered Space for a period of 120 days following the date of Tenant’s Notice.

39.2        Such offer will be made by Landlord to Tenant in a written notice (the “First Offer Notice”), which offer will designate the space being offered and specify the terms which Landlord intends to offer with respect to the Offered Space.  Tenant may accept the offer set forth in the First Office Notice by delivering to Landlord an unconditional acceptance (“Tenant’s Notice”) of such offer within ten (10) days after delivery by Landlord of the First Offer Notice to Tenant.  Time will be of the essence with respect to the giving of Tenant’s Notice.  If Tenant does not accept (or fails to timely accept) an offer made by Landlord in the First Offer Notice, Landlord will be under no further obligation with respect to such space.

39.3        Tenant must accept all Offered Space offered by Landlord at any one time if it desires to accept any of such Offered Space and may not exercise its right with respect to only part of such space.  In addition, if Landlord desires to lease more than just the Offered Space to one tenant, Landlord may offer to Tenant, pursuant to the terms hereof, all such space which Landlord desires to lease, and Tenant must exercise its rights hereunder with respect to all such space, and may not insist on receiving an offer for just the Offered Space.

39.4        If Tenant at any time declines any Offered Space offered by Landlord, Tenant will be deemed to have waived all further rights with respect to the Offered Space until such time as any future lease for such space expires, and Landlord will be free to lease the Offered Space to third parties, including on terms which may be more or less favorable to Landlord than those offered to Tenant.  In such event, upon Landlord’s request, Tenant will execute a release evidencing its waiver of such rights with respect to the Offered Space.

39.5        The rights of Tenant under this Section 39 for any Offered Space shall not apply if as of the time that Tenant sends the Tenant’s Notice, there are less than 36 months remaining in the Term, unless prior to Tenant’s delivery of the Extension Notice, Tenant and Landlord have agreed to an extension of the Term for an Extension Term under Section 2.4 above (including an agreement on the Annual Rent for the Extension Term).

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

40.          LIMITATION OF LANDLORD’S LIABILITY.  Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord’s interest in the Building.  The obligations of Landlord under this Lease are not intended to be and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its or its investment manager’s trustees, directors, officers, partners, beneficiaries, members, stockholders, employees, or agents, and in no case shall Landlord be liable to Tenant hereunder for any lost profits, damage to business, or any form of special, indirect or consequential damages.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LANDLORD:		TENANT:

MOR GATE LLC		ACELL, INC.

By:	/s/ Michael A. Reddy	By:	/s/ Edward O’Brien
	Michael A. Ready	Name:	Edward O’Brien
	Vice President	Title:	CFO
Dated:	1/30 , 2015	Dated:	1-27-15 , 2015

EXHIBIT A — FLOOR PLAN DEPICTING THE PREMISES

attached to and made a part of Lease bearing the

Lease Reference Date of                , 2015 between

MOR Gate LLC as Landlord and

ACell, Inc., as Tenant

Exhibit A is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease.  It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations.  It is not to be scaled; any measurements or distances shown should be taken as approximate.

Initials

A

EXHIBIT A-1 — SITE PLAN

attached to and made a part of Lease bearing the

Lease Reference Date of                , 2015 between

MOR Gate LLC as Landlord and

ACell, Inc., as Tenant

Exhibit A-1 is intended only to show the general location of the Premises as of the beginning of the Term of this Lease.  It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations.  It is not to be scaled; any measurements or distances shown should be taken as approximate.

A-1

EXHIBIT B — INITIAL ALTERATIONS

attached to and made a part of Lease bearing the

Lease Reference Date of                , 2015 between

MOR Gate LLC as Landlord and

ACell, Inc., as Tenant

1.             Landlord agrees that Landlord will contribute to Tenant the amount of $[*] (“Landlord’s Allowance”) to be applied solely toward the cost of the Tenant Improvement Costs (and to the extent provided below, toward Annual Rent obligations), provided that Landlord shall not be required to disburse Landlord’s Allowance during such time as uncured Event of Default exists and is continuing beyond any applicable notice and cure period under the Lease. [*].

“Tenant Improvements” means all direct improvements made by Tenant to the Premises and approved by Landlord (and excluding Tenant’s personal property, furniture, IT and phone systems and the like).

“Tenant Improvement Costs” means all direct costs for the Tenant Improvements, together with all overhead payable to Tenant’s General Contractor for the Tenant Improvements and all architectural and engineering fees payable by Tenant for the Tenant Improvements and all permit fees for the Tenant Improvements, whether such costs were incurred by Tenant prior to the date of this Lease or will be incurred after the date of this Lease.

2.             Prior to the Commencement Date, the amount of the Allowance which may be drawn upon by Tenant shall be limited to $[*]; following the Commencement Date, Tenant shall have full access to the Landlord’s Allowance, subject to the terms set forth in this Exhibit B.  Landlord shall disburse Landlord’s Allowance directly to Tenant, to be applied towards the Tenant Improvement Costs, upon Landlord’s receipt of invoices for the Tenant Improvement Costs for which Tenant is seeking reimbursement from Landlord from the Landlord’s Allowance.  Moreover, prior to each such payment by Landlord, the following conditions also shall be satisfied (the “Payment Conditions”): [*] Subject to satisfaction of the foregoing Payment Conditions, Landlord shall pay such charges one (1) time per month.  Tenant shall use Landlord’s Allowance within 12 months following the Lease Commencement Date (the “Allowance Expiration Date”), or the same shall no longer be available to Tenant, [*].

3.             Tenant shall pay all costs of the Tenant Improvements exceeding the amount of the Landlord’s Allowance.

B

EXHIBIT C — COMMENCEMENT DATE MEMORANDUM

attached to and made a part of Lease bearing the

Lease Reference Date of                , 2015 between

MOR Gate LLC as Landlord and

ACell, Inc., as Tenant

COMMENCEMENT DATE MEMORANDUM

THIS MEMORANDUM, made as of      , 20     , by and between       (“Landlord”) and       (“Tenant”).

Recitals:

A.                                   Landlord and Tenant are parties to that certain Lease, dated for reference      , 20      (the “Lease”) for certain premises (the “Premises”) consisting of approximately       square feet at the building commonly known as      .

B.                                    Tenant is in possession of the Premises and the Term of the Lease has commenced.

C.                                    Landlord and Tenant desire to enter into this Memorandum confirming the Commencement Date, the Termination Date and other matters under the Lease.

NOW, THEREFORE, Landlord and Tenant agree as follows:

1.             The actual Commencement Date is      .

2.             The actual Termination Date is      .

3.             The schedule of the Annual Rent and the Monthly Installment of Rent set forth on the Reference Pages is deleted in its entirety, and the following is substituted therefor:

[insert rent schedule]

4.             Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

LANDLORD:		TENANT:

MOR GATE LLC		ACELL, INC.

By:	DO NOT SIGN	By:	DO NOT SIGN
	Michael A. Ready	Name:
	Vice President	Title:
Dated:	, 2015	Dated:	, 2015

Initials

C

EXHIBIT D — RULES AND REGULATIONS

attached to and made a part of Lease bearing the

Lease Reference Date of                , 2015 between

MOR Gate LLC as Landlord and

ACell, Inc., as Tenant

1.             No sign, placard, picture, advertisement, name or notice (collectively referred to as “Signs”) shall be installed or displayed on any part of the outside of the Building without the prior written consent of the Landlord which consent shall be in Landlord’s sole discretion. All approved Signs shall be printed, painted, affixed or inscribed at Tenant’s expense by a person or vendor approved by Landlord and shall be removed by Tenant at Tenant’s expense upon vacating the Premises. Landlord shall have the right to remove any Sign installed or displayed in violation of this rule at Tenant’s expense and without notice.

2.             If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises or Building, Tenant shall immediately discontinue such use.  No awning shall be permitted on any part of the Premises.  Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

3.             Tenant shall not alter any lock or other access device or install a new or additional lock or access device or bolt on any door of its Premises without the prior written consent of Landlord.  Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys or other means of access to all doors.

4.             If Tenant requires telephone, data, burglar alarm or similar service, the cost of purchasing, installing and maintaining such service shall be borne solely by Tenant. No boring or cutting for wires will be allowed without the prior written consent of Landlord. Landlord shall direct electricians as to where and how telephone, data, and electrical wires are to be introduced or installed. The location of burglar alarms, telephones, call boxes or other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord.

5.             Tenant shall not place a load upon any floor of its Premises, including mezzanine area, if any, which exceeds the load per square foot that such floor was designed to carry and that is allowed by law. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

6.             Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building without Landlord’s prior written consent which consent shall be in Landlord’s sole discretion.

7.             Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork, plaster or drywall (except for pictures and general office uses) or in any way deface the Premises or any part thereof.   Tenant shall not affix any floor covering to the floor of the Premises or paint or seal any floors in any manner except as approved by Landlord.  Tenant shall repair any damage resulting from noncompliance with this rule.

8.             No cooking shall be done or permitted on the Premises, except that Underwriters’ Laboratory approved microwave ovens or equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

9.             Tenant shall not use any hand trucks except those equipped with the rubber tires and side guards, and may use such other material-handling equipment as Landlord may approve.  Tenant shall not bring any other vehicles of any kind into the Building. Forklifts which operate on asphalt areas shall only use tires that do not damage the asphalt.

10.          Tenant shall not use the name of the Building or any photograph or other likeness of the Building in connection with or in promoting or advertising Tenant’s business except that Tenant may include the Building name in Tenant’s address. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building.

11.          All trash and refuse shall be contained in suitable receptacles at locations approved by Landlord. Tenant shall not place in the trash receptacles any personal trash or material that cannot be disposed of in the ordinary and customary manner of removing such trash without violation of any law or ordinance governing such disposal.

D 1

12.          Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governing authority.

13.          Tenant assumes all responsibility for securing and protecting its Premises and its contents including keeping doors locked and other means of entry to the Premises closed.

14.          Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without Landlord’s prior written consent.

15.          No person shall go on the roof without Landlord’s permission.

16.          Tenant shall not permit any animals, other than seeing-eye dogs, to be brought or kept in or about the Premises or any common area of the property.

17.          Tenant shall not permit any motor vehicles to be washed or mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or parking lot.

18.          These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building.  Landlord may waive any one or more of these Rules and Regulations for the benefit of any tenant or tenants, and any such waiver by Landlord shall not be construed as a waiver of such Rules and Regulations for any or all tenants.

19.          Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order in and about the Building.  Tenant agrees to abide by all such rules and regulations herein stated and any additional rules and regulations which are adopted.  Tenant shall be responsible for the observance of all of the foregoing rules by Tenant’s employees, agents, clients, customers, invitees and guests.

20.          Any toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown into them.  The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

21.          Tenant shall not permit smoking or carrying of lighted cigarettes or cigars in areas reasonably designated by Landlord or any applicable governmental agencies as non-smoking areas.

22.          Any directory of the Building or project of which the Building is a part (“Project Area”), if provided, will be exclusively for the display of the name and location of tenants only and Landlord reserves the right to charge for the use thereof and to exclude any other names.

23.          Canvassing, soliciting, distribution of handbills or any other written material in the Building or Project Area is prohibited and each tenant shall cooperate to prevent the same. No tenant shall solicit business from other tenants or permit the sale of any goods or merchandise in the Building or Project Area without the written consent of Landlord.

24.          Any equipment belonging to Tenant which causes noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate the noise or vibration.

25.          Driveways, sidewalks, halls, passages, exits, entrances and stairways (“Access Areas”) shall not be obstructed by tenants or used by tenants for any purpose other than for ingress to and egress from their respective premises. Access areas are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building or its tenants.

26.          Landlord reserves the right to designate the use of parking areas and spaces.  Tenant shall not park in visitor, reserved, or unauthorized parking areas. Tenant and Tenant’s guests shall park between designated parking lines only and shall not park motor vehicles in those areas designated by Landlord for loading and unloading. Vehicles in violation of the above shall be subject to being towed at the vehicle owner’s expense. Vehicles parked overnight without prior written

D 2

consent of the Landlord shall be deemed abandoned and shall be subject to being towed at vehicle owner’s expense. Tenant will from time to time, upon the request of Landlord, supply Landlord with a list of license plate numbers of vehicles owned or operated by its employees or agents.

27.          No trucks, tractors or similar vehicles can be parked anywhere other than in Tenant’s own truck dock area. Tractor-trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the parking areas or on streets adjacent thereto.

28.          During periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow and loading and unloading areas of other tenants.  All products, materials or goods must be stored within the Tenant’s Premises and not in any exterior areas, including, but not limited to, exterior dock platforms, against the exterior of the Building, parking areas and driveway areas. Tenant agrees to keep the exterior of the Premises clean and free of nails, wood, pallets, packing materials, barrels and any other debris produced from their operation.

[REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

D 3

EXHIBIT E —  HVAC UNITS

attached to and made a part of Lease bearing the

Lease Reference Date of                , 2015 between

MOR Gate LLC as Landlord and

ACell, Inc., as Tenant

6650 Eli Whitney Drive — HVAC Units

Make	Model #	Serial #	Area located	Size (Ton)

Carrier #3	48TFD012-601GA	3700G34041	Connector*	10 Ton
Carrier #4	48TFD012-6016A	3700G34042	6650	10 Ton
Carrier #1	48TFD012601GA	3700G34037	Connector*	10 Ton
Carrier #2	48TFD012601GA	3700G34036	Connector*	10 Ton
Trane	2TEC3F241000AA	62535H71V	6650	3 Ton
Trane	2TWB3024A1000AA	6452NB34F	6650	3 Ton
Trane	2TEC3F24A1000AA	6254AB02V	6650	3 Ton
York #6	D1EG240N32046F	NGJM020075	6650	20 Ton
York #7	D1EG240N32046FDF	NBJM014735	6650	20 Ton

*Note — These HVAC Units are in the enclosed area connecting 6640 and 6650 Eli Whitney Drive.

E